UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)

Weitz Investment Management, Inc.
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Weitz | FUNDS

# FALL 2014

Semi-Annual Report

*September 30, 2014*

THE WEITZ PHILOSOPHY

Value investing the Weitz Way.

There are no shortcuts in value investing. At Weitz, we dig. And dig some more. We look at hundreds of investment ideas. Our goal: find strong, well-managed but undervalued companies and bonds that offer reasonable risk-adjusted returns. It’s no easy task. We do the due diligence. Analyze. Ask tough questions and get the answers. We wait for the right opportunity. Then and only then do we invest your money. Welcome to the Weitz Way.

We’re in it with you:

Our employees have the majority of their investable assets in our mutual funds. This alignment of goals allows us to guarantee that we’re treating clients’ money as if it were our own.

We focus on what we know:

Each of our analysts is a generalist with ever-growing, defined circles of competence. They can spot opportunities anywhere and bring them to the team for consideration.

We think for ourselves:

Our philosophy of independent thinking and high-conviction portfolios enables us to take advantage of value-priced equities and bonds that offer reasonable risk-adjusted returns.

Today we are responsible for approximately $6 billion in investments for our shareholders –individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put our clients first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help them preserve and grow wealth.

Wally Weitz, CFA President, Portfolio Manager

Photo of: Wally Weitz

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TABLE OF CONTENTS

Value Matters	4

Performance Summary	7

Analyst Corner	8

Value Fund	10

Partners Value Fund	12

Partners III Opportunity Fund	14

Research Fund	16

Hickory Fund	18

Balanced Fund	20

Core Plus Income Fund	22

Short-Intermediate Income Fund	26

Nebraska Tax-Free Income Fund	30

Government Money Market Fund	32

Schedule of Investments	34

Financial Statements	52

Notes to Financial Statements	62

Actual and Hypothetical Expenses for Comparison Purposes	72

Other Information	73

Index Descriptions	78

The management of Weitz Funds has chosen paper for the 80 page Semi-Annual Report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.
Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments available on our website for the percent of assets in each of the Funds invested in particular industries or sectors.

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VALUE MATTERS

October 1, 2014

Dear Fellow Shareholder:

The U.S. economy continues to gradually expand, building on the 5+ year recovery from the Great Recession. Employment levels are improving, though progress has been slower than expected. Inflation, for now, remains subdued. As signaled and on cue, the Fed has been weaning the economy (and investors) off of the extraordinary ‘quantitative easing’ stimulus. Investors have generally shrugged off world events that might otherwise cause high anxiety (ISIS and the Middle East, Russia and Ukraine, etc.). As attention now turns to when the Fed will raise short-term interest rates, it seems plausible that volatility may intensify as the stimulus security blanket is removed.

In the meantime, companies are taking advantage of the artificially low interest rate environment and sanguine investor sentiment. Merger activity remains robust, fueled by cheap and readily available credit. The IPO market has been very active, headlined by the successful Alibaba offering in September. Corporate treasurers continue to issue loads of debt on attractive terms, locking in generationally low interest rates for long terms. While these conditions will not last forever, they have helped opportunistic managers accelerate equity value growth at many companies.

Investment Commentary and Outlook

After three years of seemingly non-stop gains, the stock market took a pause in the third quarter. While most large cap indices eked out modest positive returns, the broader investing waters were far less placid. Small cap stocks sold off as the Russell 2000 declined more than 7% during the quarter. Energy stocks, both large and small, fell materially as investors worried about too much oil and gas supply coming online in North America (what a difference a decade makes). High-yield bonds wobbled briefly in July, then again in September.

Increasingly, investors are not treating all securities the same, and as stock pickers we welcome this development.

Our equity funds’ results thus far in 2014 reflect this diverging landscape. The Value Fund, focused on large companies, has posted the strongest returns. The Hickory Fund, focused on smaller companies, has declined modestly in a challenging market. Our multi-cap funds are up for the year but trail their benchmarks. The table following this letter shows results over a variety of holding periods. We are not pleased with the recent numbers, but it is natural for us to be “out of step” with the market at times.

While our portfolios remain cautiously positioned, price-tovalue ratios have declined noticeably from their highs. The details vary by fund, but we were net buyers everywhere in the third quarter as volatility resurfaced. We added to existing holdings such as Liberty Global, Range Resources and ACI Worldwide at attractive prices. We built out much larger positions in recent additions Wesco Aircraft Holdings and Angie’s List. We also bought modest new stakes in Discovery Communications, Precision Castparts and Post Holdings. Our team has several other ideas in the works that are strong buy candidates at lower prices.

Our companies are generally doing well and finding ways to grow value. Several are involved in mergers and spinoffs that could boost returns over the next few quarters. AT&T plans to acquire our DIRECTV holdings at a 10% premium to the current DTV price. Valeant would benefit significantly if it is successful in acquiring Allergan. Our indirect holdings in Charter Cable (through Liberty Media) will benefit if Comcast is allowed to acquire Time Warner Cable because Charter is scheduled to buy about three million subscribers that Comcast will be required to divest. Liberty Media will soon spin off Liberty Broadband, creating a vehicle for possible acquisitions of cable assets. All of these financial transactions are likely to increase the value of our holdings.

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If business values continue to grow and stock prices fall temporarily for emotional reasons, we have the raw material (on-deck companies), resources (cash reserves) and temperament to invest even more aggressively.

This may affect near-term returns, but it would be very good for the long-term compounding of your capital. We are trying to buy assets at a discount from their intrinsic value and volatility helps us do that.

The balance of this report contains information on each of the funds. The “Manager’s Discussion and Analysis” sections provide detail on portfolio performance and changes in holdings. Since our funds’ fiscal year ends in March, this is our “semi-annual” report. As such, it contains additional financial information about each fund which is not included in our June or December quarterly reports. If anything in the report raises questions, we invite you to call our client service representatives. They like to hear from shareholders and are very good at fielding your questions.

Thanks once again for the confidence you have shown by investing with us.

Sincerely,

Wally Weitz	Brad Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

As of September 30, 2014: Liberty Global represented 5.7%, 4.7%, 5.5%, 7.0%, 3.3% and 2.2% of the Value, Partners Value, Partners III Opportunity, Research, Hickory and Balanced Funds’ net assets, respectively. Range Resources represented 2.7%, 1.8%, 1.8% and 1.6%, of the Value, Partners Value, Partners III Opportunity and Balanced Funds’ net assets, respectively. ACI Worldwide represented 1.4% and 2.6% of the Research and Hickory Funds’ net assets, respectively. Wesco Aircraft Holdings represented 2.8% and 1.9%, of the Partners III Opportunity and Hickory Funds’ net assets, respectively. Angie’s List represented 1.2%, 6.1% and 2.1% of the Partners III Opportunity, Research and Hickory Funds’ net assets, respectively. Discovery Communications represented 1.9% and 1.9% of the Value and Balanced Funds’ net assets, respectively. Precision Castparts represented 2.1%, 0 .4% and 1.4% of the Value, Partners III Opportunity and Balanced Funds’ net assets, respectively. Post Holdings represented 0.3%, 1.9% and 1.0% of the Partners III Opportunity, Research and Hickory Funds’ net assets, respectively. DIRECTV represented 3.2%, 3.9%, 5.1% and 3.1% of the Value, Partners Value, Partners III Opportunity and Research Funds’ net assets, respectively. Valeant represented 6.0%, 4.7%, 8.3%, 4.1% and 1.9% of the Value, Partners Value, Partners III Opportunity, Research and Balanced Funds’ net assets, respectively. Liberty Media – Series A represented 1.3%, 1.9%, 2.3%, 1.7% and 1.1% of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds’ net assets, respectively. Liberty Media – Series C represented 2.7%, 3.7%, 5.1%, 3.4% and 2.3% of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds’ net assets, respectively.

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DISCLOSURES

These performance numbers reflect the deduction of annual operating expenses which as stated in the most recent prospectus, and expressed as a percentage of each Fund’s or Class’ net assets, are: Value – Investor Class, 1.21% (estimated gross); Value – Institutional Class, 1.11% (estimated gross); Partners Value – Investor Class, 1.22% (estimated gross); Partners Value – Institutional Class, 1.08% (estimated gross); Partners III Opportunity – Investor Class, 1.86%; Partners III Opportunity – Institutional Class – 1.45%; Research, 1.59% (gross); Hickory, 1.22%; Balanced, 1.10%; Core Plus Income – Investor Class, 0.97% (estimated gross); Core Plus Income – Institutional Class, 0.74% (estimated gross); Short-Intermediate Income – Investor Class, 0.92% (gross); Short-Intermediate Income – Institutional Class, 0.62%; and Nebraska Tax-Free Income, 0.73%. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end may be obtained at www. weitzinvestments.com/funds_and_performance/fund_performance.fs. Index performance is hypothetical and is shown for illustrative purposes only. See page 78 for a description of all indices.

(a) Performance of the Partners Value and Partners III Opportunity Funds is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (“Partners II”) and Weitz Partners III Limited Partnership (“Partners III”), respectively. Performance of the Research Fund is measured from April 1, 2005, the inception of Weitz Research Fund, L.P. (“Research L.P.”). Performance of the Nebraska Tax-Free Income Fund is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (“Income Partners”). On the last business day of December 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the “Funds”) succeeded to substantially all of the assets of Partners II, Partners III, Income Partners and Research L.P. (the“Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Weitz Investment Management, Inc. The performance information includes performance for the period before the Funds became investment companies registered with the Securities and Exchange Commission. During these periods, none of the Partnerships were registered under the Investment Company Act of 1940 and therefore were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If any of the Partnerships had been registered under the 1940 Act during these periods, the respective Partnerships’ performance might have been adversely affected.

(b) Institutional Class shares of the Value and Partners Value Funds became available for sale on July 31, 2014. For performance prior to that date, these tables include the actual performance of each Fund’s Investor Class (and use the actual expenses of each Fund’s Investor Class) without adjustment. For any such period of time, the performance of each Fund’s Institutional Class would have been similar to the performance of each Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Investor and Institutional Class shares (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to 1.18% and 0.99%, respectively, of each Class’ average daily net assets through July 31, 2015.

(c) Investor Class shares of the Partners III Opportunity and Short-Intermediate Income Funds became available for sale on August 1, 2011. For performance prior to that date, these tables include the actual performance of each Fund’s Institutional Class (and use the actual expenses of each Fund’s Institutional Class) without adjustment. For any such period of time, the performance of each Fund’s Investor Class would have been similar to the performance of each Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Short-Intermediate Income Fund – Investor Class shares (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to 0.85% of the Class’ average daily net assets through July 31, 2015.

(d) Starting January 1, 2011, these tables reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, these tables reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.59% (gross) and 0.91% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2015.

(e) The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Investor and Institutional Class shares (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to 0.85% and 0.65%, respectively, of each Class’ average daily net assets through July 31, 2015.

* Since inception performance for the Russell 1000 Value, Barclays Intermediate Credit and CPI +1% is from May 31, 1986; December 31, 1988; and December 31, 1988, respectively. The inception date of the Barclays 5-Year Muni. Bond was January 29, 1988.

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PERFORMANCE SUMMARY

		Annualized
	Inception	Since
Fund Name	Date	Inception	30-year	20-year	10-year	5-year	1-year	YTD	Quarter
Value(b)	5/09/86
Investor		10.80%	—%	10.98%	5.70%	15.59%	14.56%	5.31%	(0.09)%
Institutional		10.80	—	10.98	5.70	15.60	14.58	5.34	(0.07)
Russell 1000		10.25	—	9.76	8.46	15.90	19.01	7.97	0.65
Russell 1000 Value*		10.47	—	10.16	7.84	15.26	18.89	8.07	(0.19)
Partners Value(a)(b)	6/01/83
Investor		12.69	12.53	11.77	7.16	15.93	10.84	2.85	(1.39)
Institutional		12.69	12.54	11.77	7.16	15.94	10.90	2.91	(1.34)
Partners III
Opportunity(a)(c)	6/01/83
Investor		13.33	13.23	13.16	8.30	16.66	7.21	1.09	(2.42)
Institutional		13.36	13.26	13.21	8.39	16.86	7.49	1.26	(2.34)
Research(a)(d)	4/01/05	8.10	—	—	—	15.42	10.29	(0.41)	(2.40)
Russell 3000		—	11.14	9.65	8.44	15.78	17.76	6.95	0.01
Russell 3000 Value		—	11.50	10.12	7.79	15.08	17.66	7.01	(0.87)
Hickory	4/01/93	10.40	—	10.74	6.71	15.78	1.91	(4.50)	(5.39)
Russell 2500		10.54	—	10.73	9.45	15.99	8.97	0.28	(5.35)
Russell 2500 Value		11.10	—	11.37	8.65	15.16	9.88	0.96	(6.40)
S&P 500		—	11.22	9.59	8.11	15.70	19.73	8.34	1.13
Balanced	10/01/03	5.76	—	—	5.45	9.49	5.53	1.47	(1.34)
Blended Index		6.98	—	—	6.75	10.87	12.50	5.92	0.68
Core Plus Income(e)	7/31/14
Investor		(0.20)	—	—	—	—	—	—	—
Institutional		(0.20)	—	—	—	—	—	—	—
Barclays U.S. Aggregate Bond		0.42	—	—	—	—	—	—	—
Short-Intermediate
Income(c)	12/23/88
Investor		5.57	—	5.17	3.75	2.60	1.08	0.89	(0.31)
Institutional		5.60	—	5.21	3.82	2.73	1.27	1.04	(0.33)
Barclays Intermediate Credit*		6.25	—	5.56	4.05	3.42	2.20	2.22	(0.03)
CPI + 1%*		3.70	—	3.38	3.31	2.99	2.68	2.90	0.12
Nebraska Tax-
Free Income(a)	10/01/85	5.06	—	4.28	3.08	2.42	2.95	2.57	0.56
Barclays 5-Year Muni. Bond*		—	—	4.87	4.04	3.54	3.96	3.10	0.79

7 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

ANALYST CORNER

A Perspective on Live Nation Entertainment

By Jon Baker, CFA

We first received shares in Ticketmaster when it was spun off from former portfolio holding IAC/InterActiveCorp. We had come to appreciate aspects of the ticketing business having followed it for several years in our diligence of its then-parent. In mid-2008, already reeling from the announced defection of its largest ticketing client (Live Nation), Ticketmaster was loaded with debt by its parent and kicked out the door on its own.

Expectations for touring activity soon withered as the global economy tipped into recession. In a matter of months, with both of their businesses continuing to track lower, Ticketmaster and Live Nation announced their intention to merge. Following nearly a year of anti-trust review, the companies combined in early 2010, forming Live Nation Entertainment. The pairing boasted two “world’s largest” title holders - concert promoter and ticketing provider - bumping along the bottom of the worst touring environment in memory.

Live Nation CEO Michael Rapino may well have had conflicting emotions about his new partner. On the one hand, Ticketmaster had been reviled by consumers for decades. The buying public saw fees approaching 15-25% of stated ticket prices (oblivious to the fact that Ticketmaster only netted perhaps $2 of these charges per ticket) and cried foul. And, though technically deemed ‘not a monopoly’ by the Justice Department, Ticketmaster had often acted like one. Years of underinvestment by cash flow hoarding owners had left Ticketmaster in need of a serious facelift. Yet, despite the vitriolic consumer relationship and lack of client facing innovation, Live Nation found itself the proud new owner of a ticketing service that had amassed a U.S. market share in excess of 80%. It had also gained access to Ticketmaster’s massive trove of historical transaction data, and that data was only growing more valuable.

File sharing and digital sales had already combined to reshape the landscape of recorded music by the time of the merger. According to Forbes, in 2006, 75% of the earnings for the music industry’s top acts was earned on the road. With touring revenues of growing importance to artists and the largely fixed costs borne by venues and tour promoters spread over shrunken recessionary crowds, every next concert attendee had become that much more impactful to the bottom line of each.

Against this backdrop, Rapino embarked upon a multi-year overhaul of Ticketmaster’s technology infrastructure. The first order of business was to improve the experience for the company’s 12,000 venue customers. Ticketmaster long ago signed the vast majority of large U.S. venues to multi-year, exclusive deals, becoming the sole ticketing provider to events staged in those facilities. Today, the gross value of tickets sold by Ticketmaster is approaching $10b per year, multiples of the next largest seller. That massive volume attracts and holds the attention of the industry’s largest ticket buying audience. A defecting venue risks less exposure for all its events, fewer ticket sales, a less enticing payday for each artist and lower parking, concession and merchandise revenues for other constituents. Thus, despite tools that fall short of state of the art, customers are still incented to partner with Live Nation.

Of course, being incented to partner is not the same as being happy to do so. Given its existing market power, combined with Rapino’s demonstrated willingness to invest, Live Nation can uniquely craft an offering that both better pleases and better rewards. The day to day, tangible experience for the typical venue is improving and the consumer exposure to each venue’s content is already second to none. However, Rapino can do more to put greater distance between Live Nation and second best. He can improve the consumer experience via investment in mobile tools, social media and an improved

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web/buying experience, thereby growing the audience on offer to venues and artists. He can diversify and expand revenue sources via secondary ticketing, sponsorship and digital advertising, thereby accessing even greater resources with which to cement exclusive partner relationships. Live Nation is in motion on all of these fronts.

Live Nation’s ability to access larger audiences and greater physical distribution is attractive to artists, and that is increasingly true on a global scale. Since the merger, both Ticketmaster and Live Nation’s volumes have improved, dragging profitability up with them. Earnings will soon take another step forward as the surge in catch-up investment spending subsides and targeted efficiencies bloom. The company’s emerging earning power and repaired balance sheet are about to make a strong argument for playing more offense. Live Nation has already begun to accelerate the pace of acquisitions, especially of international event promoters. We expect this expansion of its global distribution network to continue, to the benefit of artists, Ticketmaster and shareholders alike.

We value Live Nation in the high $20’s per share and, despite the stock’s strong 2013 performance, still consider it a good value at current prices. It would appear some of our favorite capital allocators agree. Longtime portfolio holding Liberty Media owned 27% of Live Nation as of September 2014, whereupon they entered into a forward purchase agreement to buy up to their maximum allowable ownership of 35%.

As of September 30, 2014: Live Nation represented 1.3%, 3.0% and 4.1% of the Partners Value, Partners III Opportunity and Hickory Funds’ net assets, respectively.

Jon Baker, CFA
Joined Weitz in 1997. He
graduated from the University of
Notre Dame and previously spent
four years as an accountant at
McGladrey & Pullen. Jon has been
a CFA charterholder since 2000.

Photo of: Jon Baker

9 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

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VALUE FUND

Co-Portfolio Managers: Wally Weitz, CFA; Brad Hinton, CFA; & Dave Perkins, CFA

Photos of: Wally Weitz, Brad Hinton and Dave Perkins

The Value Fund’s Investor Class declined -0.1% during the third calendar quarter, compared to a 1.1% gain for the S&P 500 and a 0.7% increase for the Russell 1000. Through the first nine months of calendar 2014, the Fund’s Investor Class increased 5.3% compared to an 8.3% gain for the S&P 500 and an +8.0% return for the Russell 1000. The Fund’s conservative bent and elevated residual cash position have been the primary drivers of our relative underperformance so far this year. As we enter the fourth quarter, we are encouraged by a growing divergence between the stock prices and business values of an increasing number of the individual companies on our “on deck” list. We have been waiting patiently for opportunities and remain watchful as the Fed looks to end its quantitative easing program during October amidst softening economic conditions across much of the globe.

Berkshire Hathaway (+9%), eBay (+13%) and Microsoft (+12%) were the largest contributors to Fund performance during the quarter. Calendar year-to-date, Valeant Pharmaceuticals (+12%) and DIRECTV (+25%) join Berkshire (+17%) as the Fund’s most significant positive contributors. Berkshire enjoyed a relatively strong start to the year operationally with non-insurance operating earnings up 12% during the first half of 2014 despite headwinds at Burlington Northern. Buffett’s willingness to repurchase Berkshire shares at or below 120% of book value continues to provide a nice and gradually rising backstop for the stock. On the final day of the quarter, eBay announced its intention to separate into two separate publiclytraded companies – PayPal and “new” eBay – during the second half of 2015. Despite some initial excitement, investor sentiment remains lukewarm and the stock undervalued. Microsoft reported strong fiscal fourth quarter results in late July with attractive growth across its core franchises accompanied by sound cost discipline. Investors appear to have finally taken notice of Microsoft’s numerous strengths after several years of disproportionate focus on its flaws.

The Fund’s direct investments in energy – Range Resources (-22%), Pioneer Natural Resources (-14%) and Apache Corp. (-6%) – comprised roughly 6.7% of Fund net assets and together were the primary detractors to third quarter performance. Falling global oil and domestic natural gas prices and fears of structural oversupply trumped strong per share reserve growth, unit cost efficiency gains and, in the case of Apache, continued portfolio rationalization. In the short run, the stock prices of exploration and production companies are often far more volatile than underlying fundamental performance would otherwise suggest. As patient, long-term suppliers of capital, we seek to take advantage of these swings in sentiment. In this vein, following meaningful rallies earlier this year we reduced the Fund’s positions in Range Resources in the upper $80’s and Apache at $100. We also bought Pioneer below $170 in January during a swoon in oil prices and have been adding to Range again as its stock has weakened for what we believe are temporary reasons.

Portfolio activity levels increased toward the end of the third quarter, allowing us to put approximately 5% of the Fund’s residual cash to work. We initiated new positions in Discovery Communications and Precision Castparts (PCP), and recycled a portion of the Fund’s invested assets from high price-to-value (P/V) stocks to lower.

Discovery is a world-class provider of global pay-tv programming including ‘must-carry’ channels (Discovery, TLC and Animal Planet) as well as emerging and niche networks (ID, OWN and Science, among others). Non-fiction content is a wonderful business – it is cheap to produce and portable across geographies, driving excellent margins and cash flows. Discovery is especially well positioned to benefit from the long-tailed wave of increasing pay-tv adoption outside the U.S. The company generally owns the full rights to its content, providing bargaining power as the distribution ecosystem evolves. We project per-share cash flow growth in the high teens over the next several years, fueled by the international business. From today’s price, we think the stock’s return potential is adequate-to-exceptional with solid downside protection.

Precision Castparts is a global, diversified manufacturer of complex metal components and products sold primarily to aerospace, power and industrial customers. CEO Mark Donegan is a firstrate operator, sound strategic thinker and highly skilled acquirer / integrator. Concerns over the health of the new commercial aircraft cycle provided us an opportunity to establish an initial position at what we believe is an attractive discount. We have been heartened by management’s more recent decisions to repurchase stock and look forward to the prospect of additional value-accretive M&A in the future.

The aggregate estimated price-to-value ratio of the Fund ended the quarter at 0.85, moving back down toward what we believe are more attractive levels. The Value Fund invests in our best larger company ideas. The Fund’s weighted average market cap is approximately $89 billion and its top twenty holdings represent approximately two-thirds of net assets.

New and Eliminated Securities

New ($mil)		Eliminations ($mil)
Precision Castparts	$23.4	None
Discovery Communications	21.1

These performance numbers reflect the deduction of the Fund’s Investor and Institutional Class’ annual operating expenses which as stated in its most recent prospectus are 1.21% (estimated gross) and 1.11% (estimated gross), respectively, of each Class’ net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10 | Q3 2014 SEMI-ANNUAL REPORT

Returns
	Annualized
	Since Inception
	(5/9/1986)		20-year	10-year	5-year	1-year	YTD	Quarter
WVALX - Investor Class	10.80%		10.98%	5.70%	15.59%	14.56%	5.31%	(0.09)%
WVAIX - Institutional Class	10.80		10.98	5.70	15.60	14.58	5.34	(0.07)
S&P 500	10.22		9.59	8.11	15.70	19.73	8.34	1.13
Russell 1000	10.25		9.76	8.46	15.90	19.01	7.97	0.65
Russell 1000 Value	10.47	*	10.16	7.84	15.26	18.89	8.07	(0.19)

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Value Fund – Investor Class for the period since inception (5/9/86) through September 30, 2014, as compared with the growth of the Standard & Poor’s 500, Russell 1000 and Russell 1000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Capitalization

Top 10 Stock Holdings

% of Net Assets
Valeant Pharmaceuticals International, Inc.	6.0
Liberty Global plc - Series C	5.7
Berkshire Hathaway, Inc. - Class B	5.1
Liberty Interactive Corp. - Series A	4.4
Express Scripts Holding Co.	3.9
eBay, Inc.	3.3
DIRECTV	3.2
Microsoft Corp.	3.0
Wells Fargo & Co.	2.9
Apache Corp.	2.8
40.3

Industry Breakdown

% of Net Assets
Consumer Discretionary	22.8
Information Technology	16.4
Health Care	14.7
Financials	10.5
Energy	6.7
Industrials	6.5
Materials	3.3
Consumer Staples	1.2
Cash Equivalents/Other	17.9
100.0

Top Performers

		Average
Security Name	Return	Weight	Contribution
Berkshire Hathaway, Inc. - Class B	9.1%	4.8%	0.42%
eBay, Inc.	13.1	3.0	0.38
Microsoft Corp.	11.9	2.8	0.31
TransDigm Group, Inc.	10.2	2.4	0.23
Valeant Pharmaceuticals
International, Inc.	4.0	5.4	0.22

Bottom Performers

		Average
Security Name	Return	Weight	Contribution
Range Resources Corp.	(22.0)%	2.3%	(0.57)%
Apache Corp.	(6.5)	3.0	(0.19)
Pioneer Natural Resources Co.	(14.3)	1.2	(0.19)
Liberty Global plc - Series C	(3.1)	5.2	(0.15)
Liberty Interactive Corp. - Series A	(2.9)	4.4	(0.13)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security.

11 | Q3 2014 SEMI -ANNUAL REPORT | UNAUDITED

WEITZINVESTMENTS.COM

PARTNERS VALUE FUND

Co-Portfolio Managers: Wally Weitz, CFA & Brad Hinton, CFA

Photos of: Wally Weitz and Brad Hinton

The Partners Value Fund’s Investor Class returned -1.4% in the third calendar quarter, compared to a +1.1% return for the S&P 500 and flat results for the Russell 3000. The largest companies were generally the strongest performers in the third quarter, most notably Microsoft (+12%), Berkshire Hathaway (+9%) and Valeant Pharmaceuticals (+4%) for our Fund. Conversely, small cap stocks fell sharply in July and again in September, with the Russell 2000 index finishing down 7.4% for the quarter. While smaller companies account for approximately 10% of our net assets, these stocks drove most of the Fund’s quarterly decline. Iconix Brand Group (-14%), Redwood Trust (-14%) and Interval Leisure Group (-13%) were the primary small cap detractors. Energy holdings Range Resources (-22%) and Apache (-6%) also impacted results as natural gas and oil prices dropped. We remain optimistic on the long-term outlooks for all five of these stocks, which trade at moderate to large discounts to our business value estimates.

For the calendar year-to-date, the Fund’s Investor Class returned +2.9% compared to +8.3% for the S&P 500 and +7.0% for the Russell 3000. DIRECTV (+25% on AT&T’s buyout offer), Martin Marietta Materials (+30% on its acquisition of Texas Industries) and Valeant Pharmaceuticals (+12%, and in the news for its hostile takeover battle for Allergan) benefited from the robust deal environment in different ways. Interval Leisure (-37%) was the largest detractor and one of our few companies where business value declined. Our earnings estimates fell roughly 15% when Interval announced that four large, multi-year corporate relationships renewed at less favorable rates in their timeshare exchange business. We think the stock has overreacted to this news, and the company continues to add strategically to its platform. Other small-cap stocks that detracted from year-to-date results included XO Group (-25%) and Redwood Trust (-11%). Broader themes behind the relative shortfall include our overweight position in consumer discretionary companies (the weakest sector in the market year-to-date), our lack of near-term big winners in health care and technology (the strongest sectors in the market year-to-date) and our conservative portfolio positioning in the first half of the year. We are not pleased with recent results. It is natural for our concentrated investing style to be out of step with the market at times.

We bought relatively small new positions in Willis Group Holdings and Avon Products in the third quarter. Willis is a leading global insurance broker. We have followed this attractive industry for many years through investments in Aon, Brown & Brown and others (including Willis under prior management). Organic revenue growth has been solid, and Willis has a near-term opportunity to expand margins through expense initiatives and restructuring savings that are likely to kick in next year. We think the stock should be revalued higher once management follows through on its pledged cost discipline and drives operating leverage. Avon is a direct selling, branded beauty business undergoing a turnaround in the U.S. market. The overwhelming majority of Avon’s business value comes from its stronger positions in Latin America and other emerging markets. Our investment thesis is that well-run direct selling can be a decent business with solid margins and high returns, that the Avon brand is not fundamentally broken, and that the U.S. business is bottoming as evidenced by break-even results in the most recent quarter. Avon has a wider range of potential outcomes than our typical investment and is sized accordingly.

In other portfolio activity we added to Liberty Global after a helpful meeting with management, topped up our Valeant position when the stock weakened during the summer, and modestly trimmed Iconix shares with the stock in the $40’s. We also sold Target at a healthy gain as new management works through several operational challenges against a tough competitive backdrop. On balance we were net buyers, with residual cash declining from 28% to 24% of net assets at quarter end.

We have a sizeable on-deck list of companies that we would like to own. As business values grind higher and many stock prices tread water or decline, our opportunity set grows. At a minimum, we have more candidates for recycling capital out of more expensive stocks into cheaper, higher conviction holdings. We already have added one new company to the Fund in the first weeks of the fourth quarter, with several others under active discussion. More price volatility would likely drive additional portfolio activity. We look forward to updating you on our progress at year end.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. The portfolio remains tilted to larger companies with strong competitive positions, relatively stable cash flows, able managements and sturdy balance sheets. Nearly seventy percent of the Fund’s equity holdings are in large-cap companies (market capitalization greater than $10B), with the remainder split between medium-sized and smaller businesses.

New and Eliminated Securities

New ($mil)		Eliminations ($mil)
Avon	$13.3	Target	$13.7
Willis Group	13.2

These performance numbers reflect the deduction of the Fund’s Investor and Institutional Class’ annual operating expenses which as stated in its most recent prospectus are 1.22% (estimated gross) and 1.08% (estimated gross), respectively, of each Class’ net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | Q3 2014 SEMI-ANNUAL REPORT

Returns
	Annualized
	Since Inception
	(6/1/1983)	20-year	10-year	5-year	1-year	YTD	Quarter
WPVLX - Investor Class	12.69%	11.77%	7.16%	15.93%	10.84%	2.85%	(1.39)%
WPVIX - Institutional Class	12.69	11.77	7.16	15.94	10.90	2.91	(1.34)
S&P 500	11.00	9.59	8.11	15.70	19.73	8.34	1.13
Russell 3000	10.78	9.65	8.44	15.78	17.76	6.95	0.01
Russell 3000 Value	11.42	10.12	7.79	15.08	17.66	7.01	(0.87)

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund - Investor Class for the period since inception (6/1/83) through September 30, 2014, as compared with the growth of the Standard & Poor’s 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Capitalization

Top 10 Stock Holdings

% of Net Assets
Liberty Global plc - Series C	4.7
Valeant Pharmaceuticals International, Inc.	4.7
Berkshire Hathaway, Inc. - Class B	4.6
DIRECTV	3.9
Express Scripts Holding Co.	3.9
Liberty Media Corp. - Series C	3.7
Liberty Interactive Corp. - Series A	3.3
Texas Instruments, Inc.	3.2
Wells Fargo & Co.	3.0
Iconix Brand Group, Inc.	2.8
37.8

Industry Breakdown

% of Net Assets
Consumer Discretionary	23.6
Financials	14.9
Information Technology	14.2
Health Care	12.3
Energy	4.5
Industrials	2.5
Materials	2.4
Consumer Staples	1.2
Cash Equivalents/Other	24.4
100.0

Top Performers

		Average
Security Name	Return	Weight	Contribution
Berkshire Hathaway, Inc. - Class B	9.1%	4.4%	0.38%
Microsoft Corp.	11.9	2.3	0.25
Valeant Pharmaceuticals
International, Inc.	4.0	4.1	0.19
TransDigm Group, Inc.	10.2	1.2	0.11
Liberty Media Corp. - Series A	(1.1)	2.8	0.10

Bottom Performers

		Average
Security Name	Return	Weight	Contribution
Iconix Brand Group, Inc.	(14.0)%	3.2%	(0.45)%
Redwood Trust, Inc.	(13.5)	3.0	(0.41)
Range Resources Corp.	(22.0)	1.3	(0.33)
Interval Leisure Group, Inc.	(12.7)	2.2	(0.28)
FLIR Systems, Inc.	(9.5)	1.9	(0.18)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security.

13 | Q3 2014  SEMI-ANNUAL REPORT | UNAUDITED

WEITZINVESTMENTS.COM

PARTNERS III OPPORTUNITY FUND

Portfolio Manager: Wally Weitz, CFA

Photo of: Wally Weitz

The Partners III Opportunity Fund’s Institutional Class returned -2.3% in the third calendar quarter, compared to a +1.1% return for the S&P 500 and flat results for the Russell 3000. Small cap stock exposure was the story of third quarter results. Small caps fell sharply in July and then again in September, with the Russell 2000 index finishing down 7.4% for the quarter. Small cap companies represent less than 20% of our holdings but accounted for virtually the entire quarterly decline. Seven of these stocks were down double-digits, headed by Cumulus Media (-39%), Iconix Brand Group (-14%) and Redwood Trust (-14%). Radio broadcaster Cumulus reported an unexpected slowdown in advertising sales, overshadowing the potential long-range benefits from the recent WestwoodOne acquisition and other growth initiatives such as NASH, its new multi-platform country music brand. Iconix and Redwood appeared to have been caught in the September small-cap downdraft, with little notable company specific news. Larger companies fared slightly better during the quarter, with Berkshire Hathaway (+9%), TransDigm Group (+10%) and Valeant Pharmaceuticals (+4%) contributing to returns.

For the calendar year-to-date, the Fund’s Institutional Class returned +1.3% compared to +8.3% for the S&P 500 and +7.0% for the Russell 3000. Valeant Pharmaceuticals (+12% and in the news for its hostile battle for Allergan), DIRECTV (+25% on AT&T’s buyout offer) and TransDigm Group (+32% on strong commercial aftermarket parts demand) paced the year-to-date contributors. Consumer companies Interval Leisure (-37%), Cumulus Media (-48%, see above) and Avon Products (-26%) were the largest detractors year-to-date. Interval announced that four large, multi-year corporate relationships renewed at less favorable rates in their timeshare exchange business. While our business value estimate declined, we think the stock price reaction has been too severe. Avon’s stock price fell as turnaround efforts in the U.S. direct selling beauty business continued to take longer than expected. The company’s core strength (and value) is in Latin America and other emerging markets, which have their own near-term challenges. Our thesis is that well-run direct selling can be a decent business with solid margins and high returns, that the Avon brand is not fundamentally broken, and that the U.S. business is finally bottoming as evidenced by break-even results in the most recent quarter.

Broader themes behind the Fund’s relative shortfall include our overweight position in consumer discretionary companies (the weakest sector in the market year-to-date), our lack of near-term big winners in technology (one of the strongest sectors in the market year-to-date) and our conservative portfolio positioning with an effective net long position well below 70% all year. We are not pleased with recent results, but it is natural for our concentrated investing style to be out of step with the market at times.

Our companies are generally doing fine, and their business values continue to grow. Many of our stocks have lagged this year, both on an absolute and relative basis. As a result, our confidence in the return potential of our best ideas versus the broader stock indices has grown. We made several portfolio adjustments to express this confidence. First, we increased our effective long exposure to 92%, up from the low 70’s earlier this year. Our highest conviction positions increased the most, as the top ten holdings now represent 50% of net assets. Second, we increased our effective short exposure to 26% of net assets, up from the low teens earlier this year. This move reflects our opinion that our stocks have better prospects than the broader market. Third, the resulting increase in our effective net long position to 66% from the high 50’s earlier this year reflects an overall valuation environment that is improved but not yet exciting. The estimated price-to-value of our portfolio is in the low 80’s, and we still have plenty of firepower to ramp up our equity exposure if volatility increases.

We bought small new positions in Angie’s List, Precision Castparts and Post Holdings during the quarter. Angie’s List is an online service that helps consumers research, hire and evaluate local providers of high ‘cost of failure’ projects such as home remodeling. Investors are skeptical of the company’s decision to increase marketing spending while decreasing membership fees in an effort to broaden its customer base. We think management is taking the right approach by building a larger audience today, then finding ways to monetize it more fully down the road. Precision Castparts is a global, diversified manufacturer of complex metal components and products sold primarily to aerospace, power and industrial customers. CEO Mark Donegan is a first-rate operator, sound strategic thinker and accomplished capital allocator. Post Holdings, best known for its cereal brands, has transformed into a diversified food company focused on the key trends of private label, active nutrition and on-the-go meal consumption. We expect the company to use its ample free cash flow to reduce leverage and pursue tuck-in deals that can add scale to its growth platforms.

In other activity we sold Apache north of $100 and exited Microsoft in the mid-$40’s, both at healthy gains. We continued to build out our Wesco Aircraft holdings at larger discounts to value, while we trimmed ADT Corporation shares as the discount to value narrowed. We also opportunistically sold some of our Endo International position to capture tax losses. Finally, we showed another ‘new’ position in Liberty TripAdvisor Holdings, which was spun out of existing holding Liberty Ventures as planned.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes and typically maintains short positions. The Fund’s effective shorts include small, mid and large-cap stock ETF’s.

New and Eliminated Securities

New ($mil)		Eliminations ($mil)
Angie’s List	$15.9	Apache	$30.7
Precision Castparts	4.7	Microsoft	17.9
Post Holdings	3.4
Liberty TripAdvisor	3.1

These performance numbers reflect the deduction of the Fund’s Investor and Institutional Class’ annual operating expenses which as stated in its most recent prospectus are 1.86% and 1.45%, respectively, of each Class’ net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14 | Q3 2014 SEMI-ANNUAL REPORT

Returns
	Annualized
Since Inception
	(6/1/1983)	20-year	10-year	5-year	1-year	YTD	Quarter
WPOIX - Investor Class	13.33%	13.16%	8.30%	16.66%	7.21%	1.09%	(2.42)%
WPOPX - Institutional Class	13.36	13.21	8.39	16.86	7.49	1.26	(2.34)
S&P 500	11.00	9.59	8.11	15.70	19.73	8.34	1.13
Russell 3000	10.78	9.65	8.44	15.78	17.76	6.95	0.01
Russell 3000 Value	11.42	10.12	7.79	15.08	17.66	7.01	(0.87)

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Partners III Opportunity Fund - Institutional Class for the period since inception (6/1/83) through September 30, 2014, as compared with the growth of the Standard & Poor’s 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Capitalization

Top 10 Stock Holdings

% of Net Assets
Valeant Pharmaceuticals International, Inc.	8.3
Berkshire Hathaway, Inc. - Class B	7.1
Liberty Global plc - Series C	5.5
DIRECTV	5.1
Liberty Media Corp. - Series C	5.1
Wells Fargo & Co.	4.2
TransDigm Group, Inc.	4.2
Laboratory Corp. of America Holdings	3.5
Liberty Interactive Corp. - Series A	3.4
Avon Products, Inc.	3.3
49.7

Industry Breakdown

% of Net Assets
Consumer Discretionary	33.9
Health Care	15.9
Financials	14.3
Industrials	9.9
Information Technology	9.5
Consumer Staples	3.6
Materials	2.7
Energy	1.9
Exchange Traded Funds	1.8
Securities Sold Short	(13.7)
Short Proceeds/Other	20.2
100.0

Top Performers

		Average
Security Name	Return	Weight	Contribution
Berkshire Hathaway, Inc. - Class B	9.1%	6.3%	0.55%
Valeant Pharmaceuticals
International, Inc.	4.0	6.6	0.44
Ishares Russell 2000 Fund (short)	(7.4)	(5.0)	0.38
TransDigm Group, Inc.	10.2	3.7	0.35
Microsoft Corp.	11.9	0.9	0.12

Bottom Performers

		Average
Security Name	Return	Weight	Contribution
Iconix Brand Group, Inc.	(14.0)%	3.1%	(0.46)%
Cumulus Media, Inc. - Class A	(38.8)	0.9	(0.44)
Redwood Trust, Inc.	(13.5)	3.1	(0.43)
Range Resources Corp.	(22.0)	1.6	(0.39)
Avon Products, Inc.	(13.4)	2.9	(0.37)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security.

15 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

WEITZINVESTMENTS.COM

RESEARCH FUND

Co-Portfolio Managers: Jon Baker, CFA; Barton Hooper, CFA; Dave Perkins, CFA; & Drew Weitz

Photos of: Jon Baker, Barton Hooper, Dave Perkins and Drew Weitz

The Research Fund returned -2.4% in the third calendar quarter, compared to a 1.1% gain for the S&P 500, flat results for the Russell 3000 and -0.9% for the Russell 3000 Value. Year-to-date, the Fund has returned -0.4%, compared to a gain of 8.3% for the S&P 500, a return of +7.0% for the Russell 3000 and an increase of 7.0% for the Russell 3000 Value.

Key contributors to Fund performance for the third quarter were Microsoft (+12%), Berkshire Hathaway (+9%) and ADT (+2%). Microsoft continues to benefit from a pickup in enterprise PC spending as well as recognition that new CEO Satya Nadella is driving improvements throughout the company. The better than expected performance of Berkshire Hathaway’s insurance and industrial businesses were the primary drivers of outperformance. ADT’s contribution was a result of investors gaining more comfort that sales of the company’s Pulse Home Automation product will stabilize growth.

Detractors from Fund performance in the third quarter included Angie’s List (-47%), Avon (-13%) and World Fuel Services (-19%). Our investment thesis in Angie’s List is based on management’s decision to increase marketing expenditures while decreasing membership fees in an effort to broaden its subscriber base. The company can then monetize a larger, demographically attractive audience by selling advertising and other services to qualified local service providers. This transition, however, has not been well understood by investors, resulting in a volatile stock. We have continued to add to our position at these new, lower prices. Subsequent to quarter end, the shares moved higher on reports of the company exploring a potential sale. Avon moved lower reflecting investor concerns over negative macroeconomic factors in some of the company’s key emerging markets and the resignation of CFO Kimberly Ross who is leaving for a similar position at Baker Hughes. We remain confident that Avon’s turnaround efforts will prove successful. World Fuel Services declined largely in sympathy with a similarly-sized decline in global oil prices.

Significant contributors to calendar year-to-date performance were Microsoft (+26%), DIRECTV (+25%) and Berkshire Hathaway (+17%). Detractors for the nine months included Angie’s List, XO Group (-25%) and divested holding ITT Educational Services. While XO Group has underperformed year-to-date we continue to be impressed by CEO Michael Steib and the changes he has implemented during his brief tenure with the company.

The Fund initiated three new investments during the quarter: Post Holdings, National CineMedia and eBay. Both National CineMedia and eBay are former holdings making a return to the portfolio. Post has transitioned from a pure play cereal company to a diversified food products holding company. Declines in the overall cereal category, however, have overshadowed this transformation. Investors are also concerned with Post’s high leverage and near-term integration issues, both results of a period of rapid-fire deal making. We believe these acquisitions make Post a stronger, more diversified company with a higher growth profile. Further comfort is provided by our confidence in Executive Chairman William Stiritz who has an excellent longterm record of value creation during his tenure with other consumer products businesses. National CineMedia has purposefully pursued a strategy of lowering prices to drive greater adoption of its advertising network. Unfortunately, this has coincided with its chief competitor, Screenvision, also becoming more aggressive on price. We believe current results are overshadowing the potential of the announced business combination of National CineMedia and Screenvision. The potential for significant cost savings, pricing rationalization, and benefits of a truly ubiquitous national network should combine for greater potential upside moving forward.

Successful investments in Apple and TransDigm Group were closed during the quarter. The Fund also exited its position in Target as a difficult retail environment caused us to lower our estimate of value and made other opportunities more compelling. The net of fund activity during the quarter resulted in our residual cash position declining slightly to 11% of Fund net assets compared to 13% in the prior quarter.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds, including potentially higher levels of concentration, position sizes and turnover within the Fund.

New and Eliminated Securities

New ($mil)		Eliminations ($mil)
National CineMedia	$0.8	Apple	$0.4
eBay	0.5	TransDigm Group	0.4
Post Holdings	0.5	Target	0.4

Annual operating expenses for the Fund as stated in its most recent prospectus are 1.59% (gross) and 0.91% (net) of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/ fund_performance.fs.

See page 6 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16 | Q3 2014 SEMI-ANNUAL REPORT

Returns
	Annualized
	Since Inception
	(4/1/2005)	5-year	1-year	YTD	Quarter
WRESX	8.10%	15.42%	10.29%	(0.41)%	(2.40)%
S&P 500	7.79	15.70	19.73	8.34	1.13
Russell 3000	8.04	15.78	17.76	6.95	0.01
Russell 3000 Value	7.10	15.08	17.66	7.01	(0.87)

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period since inception (4/1/05) through September 30, 2014, as compared with the growth of the Standard & Poor’s 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Capitalization

Top 10 Stock Holdings

% of Net Assets
Liberty Global plc - Series C	7.0
Angie's List, Inc.	6.1
The ADT Corp.	5.9
Catamaran Corp.	5.5
Liberty Interactive Corp. - Series A	5.0
XO Group, Inc.	4.3
Berkshire Hathaway, Inc. - Class B	4.3
Valeant Pharmaceuticals International, Inc.	4.1
National CineMedia, Inc.	3.4
Liberty Media Corp. - Series C	3.4
49.0

Industry Breakdown

% of Net Assets
Consumer Discretionary	30.9
Information Technology	22.8
Health Care	12.8
Industrials	7.3
Financials	6.5
Consumer Staples	5.0
Energy	4.2
Cash Equivalents/Other	10.5
100.0

Top Performers

		Average
Security Name	Return	Weight	Contribution
Microsoft Corp.	11.9%	4.1%	0.50%
Berkshire Hathaway, Inc. - Class B	9.1	4.1	0.35
The ADT Corp.	2.1	7.4	0.27
eBay Inc.	13.1	2.0	0.24
TransDigm Group, Inc.	10.2	1.3	0.19

Bottom Performers

		Average
Security Name	Return	Weight	Contribution
Angie's List, Inc.	(46.6)%	3.7%	(1.97)%
Avon Products, Inc.	(13.4)	3.1	(0.41)
World Fuel Services Corp.	(18.8)	1.8	(0.36)
XO Group, Inc.	(8.3)	4.4	(0.35)
Catamaran Corp.	(4.6)	5.6	(0.25)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security.

17 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

WEITZINVESTMENTS.COM

HICKORY FUND

Co-Portfolio Managers: Wally Weitz, CFA & Drew Weitz

Photos of: Wally Weitz and Drew Weitz

The Hickory Fund returned -5.4% in the third calendar quarter, matching the -5.4% decline of the Russell 2500. Year-to-date, the Fund has declined -4.5% while the Russell 2500 has posted a modest 0.3% gain. In the third quarter, equities were notably more volatile as investors digested headlines ranging from good (improving U.S. economy), to bad (fears of less accommodative monetary policy), to ugly (escalating military conflicts around the world). Given the Fund’s focus on smaller companies, the divergence in performance of large and small cap stocks has been noteworthy. The Russell 2000 small cap index fell -7.4% in the third quarter, compared to the large cap Russell 1000’s 0.7% gain. The performance gap is even wider year-to-date: the Russell 1000 gained 8.0% versus the Russell 2000’s -4.4% decline. Periods of price declines can be unsettling, but often create conditions that yield better prospective returns.

TransDigm Group (Q3: +10%, YTD: +32%), a top holding of the Fund, was the largest positive contributor to the quarter and year-todate performances. Investors remain encouraged by strong current operating results, management’s capital allocation prowess, and signs of expanding demand for its commercial aftermarket parts. Smaller holding LICT Corporation (Q3: 15%, YTD +98%) delivered outsized returns thanks to a pair of unsolicited bids to acquire the company this year. Brown and Brown (Q3: +5%) rounded out the quarter’s top three contributors as investors cheered solid operating results and management’s announcement of its first material share repurchase plan. Despite largely unchanged stock prices in the third quarter, Martin Marietta Materials (+30% YTD) and Live Nation Entertainment (+22% YTD) join TransDigm as top contributors for the year-to-date period, on the backs of their stellar first half results.

Recent portfolio addition Angie’s List (Q3 & YTD: -47%) qualified as a top detractor to both third quarter and year-to-date performance. Our investment thesis is based on management’s decision to increase marketing spending while decreasing membership fees in an effort to broaden the company’s subscriber base. The company can then monetize a larger, demographically attractive audience by selling advertising and other services to qualified local service providers. This transition, however, has not been well understood by investors, resulting in a volatile stock. We have continued to build our initial position at these new, lower prices. Subsequent to quarter end, shares moved higher on reports of the company exploring a potential sale. Cumulus Media (Q3: -39%, YTD -48%) also qualified as a top detractor for the quarter and year-to-date periods. Cumulus reported an unexpected slowdown in advertising sales that raised anxiety over the health of the overall ad market and the long-term prospects for the radio industry at large. In the near term, however, we believe management’s actions to reduce debt levels through the sale of non-core real estate holdings and internally generated cash flow will drive value for equity holders. Longer term, we remain optimistic around Cumulus’ opportunities to capitalize on synergies from the recent WestwoodOne acquisition and growth potential of the new multi-platform NASH brand for country music fans. Third quarter detractor World Fuel Services (Q3: -19%) declined largely in sympathy with a similarly-sized decline in global oil prices. Interval Leisure (YTD: -37%) remains the top year-to-date detractor due to contract renewals at reduced economics with four large corporate partners announced last quarter.

This quarter, the Fund reported new positions. Liberty Ventures completed the previously announced spin-off of its controlling stake in TripAdvisor as Liberty TripAdvisor Holdings, thereby creating a “new” position. Additionally, the Fund initiated a new investment in Post Holdings. Post, itself a spin-off of RalCorp, has transitioned from a pure play cereal company to a diversified food products holding company. Declines in the overall cereal category, however, have overshadowed this transformation. Investors are also concerned with Post’s high leverage and near term integration issues, both results of a period of rapid-fire deal making. We believe these acquisitions make Post a stronger, more diversified company with a higher growth profile. Further comfort is provided by our confidence in CEO William Stiritz who has an excellent long-term record of value creation during his tenure with other consumer products businesses.

Portfolio activity in the quarter was skewed toward purchases. We continued building our initial positions in Angie’s List and Wesco Aircraft Holdings, while adding to many longer-term positions including Avon Products, Ascent Capital Group, Prestige Brands and Willis Group. These additions were partially offset by trims of TransDigm Group, Lab Corp., Martin Marietta Materials, FLIR Systems and Iconix Brand Group. Residual cash declined to 20% from 24% at quarter end, substantially below year ago levels (33%).

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is approximately $6.6 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 38% of net assets.

New and Eliminated Securities

New ($mil)		Eliminations ($mil)
Post Holdings	$4.8	None
Liberty TripAdvisor	0.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.22% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments. com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18 | Q3 2014 SEMI-ANNUAL REPORT

Returns
	Annualized
	Since Inception
	(4/1/1993)	20-year	10-year	5-year	1-year	YTD	Quarter
WEHIX	10.40%	10.74%	6.71%	15.78%	1.91%	(4.50)%	(5.39)%
Russell 2500	10.54	10.73	9.45	15.99	8.97	0.28	(5.35)
Russell 2500 Value	11.10	11.37	8.65	15.16	9.88	0.96	(6.40)
S&P 500	9.22	9.59	8.11	15.70	19.73	8.34	1.13

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period since inception (4/1/93) through September 30, 2014, as compared with the growth of the Russell 2500, Russell 2500 Value and Standard & Poor’s 500 Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Capitalization

Top 10 Stock Holdings

% of Net Assets
The ADT Corp.	4.4
Laboratory Corp. of America Holdings	4.3
TransDigm Group, Inc.	4.1
Live Nation Entertainment, Inc.	4.1
Liberty Interactive Corp. - Series A	4.0
Brown & Brown, Inc.	3.7
Martin Marietta Materials, Inc.	3.5
Redwood Trust, Inc.	3.3
Iconix Brand Group, Inc.	3.3
Liberty Global plc - Series C	3.3
38.0

Industry Breakdown

% of Net Assets
Consumer Discretionary	29.1
Information Technology	12.6
Industrials	10.4
Financials	8.7
Health Care	8.5
Materials	3.5
Consumer Staples	3.3
Energy	2.9
Telecommunication Services	1.1
Cash Equivalents/Other	19.9
100.0

Top Performers

		Average
Security Name	Return	Weight	Contribution
TransDigm Group, Inc.	10.2%	4.4%	0.44%
Brown & Brown, Inc.	5.0	3.6	0.18
LICT Corp.	15.2	0.9	0.13
The ADT Corp.	2.1	4.4	0.12
Liberty Media Corp. - Series A	(1.1)	1.7	0.05

Bottom Performers

		Average
Security Name	Return	Weight	Contribution
Angie's List, Inc.	(46.6)%	1.7%	(0.90)%
World Fuel Services Corp.	(18.8)	3.4	(0.66)
Cumulus Media, Inc. - Class A	(38.8)	1.3	(0.63)
Iconix Brand Group, Inc.	(14.0)	3.7	(0.52)
National CineMedia, Inc.	(15.9)	3.0	(0.50)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security.

19 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

WEITZINVESTMENTS.COM

BALANCED FUND

Portfolio Manager: Brad Hinton, CFA

Photo of: Brad Hinton

The Balanced Fund returned -1.3% in the third calendar quarter, compared to +0.7% for the Blended Index. Large companies were generally the strongest performers in the third quarter, most notably Microsoft (+12%), Berkshire Hathaway (+9%) and Walt Disney (+4%) for our Fund. Pockets of weakness included energy stocks (Range Resources -22%, Pioneer Natural Resources -14%) and smaller companies (National CineMedia -16%, Redwood Trust -14%). We think these declines were driven by shorter-term factors (declining commodity prices and the broad small-cap selloff) rather than fundamental changes in underlying business values.

For the calendar year-to-date, the Fund returned +1.5% compared to +5.9% for the Blended Index. Martin Marietta Materials (+30%) acquired cement maker Texas Industries in a deal that makes strategic sense and should be accretive to business value. The Walt Disney Company (+17%) continued to fire on all cylinders across its business units. Warren Buffett’s mantra to “bet on America” lifted Berkshire Hathaway (+17%) as the U.S. economy continued to improve. ADT Corporation (sold in Q1) was the largest detractor for the year-to-date. Range Resources (-19%) declined as natural gas fell out of favor yet again on domestic supply concerns. National CineMedia (-22%) dropped as investors focused more on the company’s earnings shortfalls than the potential benefits from the pending Screenvision Cinema acquisition. We think the combination should create significant long-term value for owners.

While it has been a soggy year, we are encouraged by recent developments. First, investors are not treating all securities the same, which we welcome as stock pickers. The most glaring example is the small-cap Russell 2000 Index’s 7.4% decline in the third quarter. Second, some very good companies, large and small, have been caught up in the latest downdraft. We bought four new businesses during the quarter (see below for details). Third, our pipeline of on-deck companies under active discussion is robust. The team’s collective research efforts during the valuation ‘dry season’ of the past few years are paying off. Finally, we still have substantial cash reserves to take advantage of future opportunities. More price volatility would likely drive additional portfolio activity.

Three of our four new stocks are repeat holdings for the Fund. Liberty Global is a leading European cable operator run by Mike Fries and chaired by John Malone. The company has solid positions in its core markets of the United Kingdom, Germany, the Netherlands, Belgium and Switzerland. LGI is a moderate grower with stable cash flows, which supports the company’s strategy of levered equity growth fueled by opportunistic share repurchase. Recent meetings with management cemented our conviction in the story and quelled concerns about (modest) investments in European content which have unnerved the market.

Discovery Communications is a world-class provider of global pay-tv programming including ‘must-carry’ channels (Discovery, TLC and Animal Planet) as well as emerging and niche networks (ID, OWN and Science, among others). Non-fiction content is a wonderful business – it is cheap to produce and portable across geographies, driving excellent margins and cash flows. Discovery is especially well positioned to benefit from the long-tailed wave of increasing pay-tv adoption outside the U.S. The company generally owns the full rights to its content, providing bargaining power as the distribution ecosystem evolves. We project per-share cash flow growth in the high teens over the next several years, fueled by the international business. From today’s price, we think the stock’s return potential is adequateto-exceptional with solid downside protection.

Willis Group is a leading global insurance broker. We have followed this attractive industry for many years through investments in Aon, Brown & Brown and others (including Willis under prior management). Organic revenue growth has been solid, and Willis has a near-term opportunity to expand margins through expense initiatives and restructuring savings that are likely to kick in next year. We think the stock should be revalued higher once management follows through on its pledged cost discipline and drives operating leverage.

Precision Castparts is a global, diversified manufacturer of complex metal components and products sold primarily to aerospace, power and industrial customers. CEO Mark Donegan is a firstrate operator, sound strategic thinker and accomplished capital allocator. The stock has weakened on concerns over the health of the new commercial aircraft cycle and the near-term outlook for the company’s smaller energy business. We applaud the company’s opportunistic share repurchases as management continues to search for complementary acquisitions that meet its high standards.

The Fund’s asset allocation was 52% stocks, 31% bonds and 17% residual cash at quarter end. Our fixed income investments remain focused on shorter maturity, higher quality cash flows. We added layers of Treasury notes maturing in 2017 and 2018 as interest rates edged higher in July and September. At current valuations the Fund’s future return potential is heavily skewed to the stock portion of the portfolio, while the bonds and cash primarily provide ballast.

New and Eliminated Securities

New ($mil)		Eliminations ($mil)
Liberty Global	$2.6	None
Discovery Communications	2.4
Precision Castparts	1.6
Willis Group	1.5

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.10% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement ofexpenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www. weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20 | Q3 2014 SEMI-ANNUAL REPORT

Returns

	Annualized
	Since
	Inception
	(10/1/2003)	10-year	5-year	3-year	1-year	YTD	Quarter
WBALX	5.76%	5.45%	9.49%	12.14%	5.53%	1.47%	(1.34)%
Blended	6.98	6.75	10.87	14.30	12.50	5.92	0.68
S&P 500	8.61	8.11	15.70	22.99	19.73	8.34	1.13
Barclays
Intermediate
Credit	3.92	4.05	3.42	2.01	2.20	2.22	(0.03)

Portfolio Make Up

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period since inception (10/1/03) through September 30, 2014, as compared with the growth of the Blended, Standard & Poor’s 500 and Barclays Intermediate U.S. Government/Credit Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Capitalization (Common Stocks)

Top 10 Stock Holdings

% of Net Assets
Berkshire Hathaway, Inc. - Class B	2.8
Liberty Interactive Corp. - Series A	2.3
Express Scripts Holding Co.	2.3
Liberty Global plc - Series C	2.2
Martin Marietta Materials, Inc.	2.1
The Walt Disney Co.	2.0
Brown & Brown, Inc.	2.0
Laboratory Corp. of America Holdings	2.0
Valeant Pharmaceuticals International, Inc.	1.9
Discovery Communications, Inc. - Class C	1.9
21.5

Industry Breakdown

% of Net Assets
Consumer Discretionary	11.5
Information Technology	10.7
Financials	10.6
Health Care	7.4
Energy	4.2
Industrials	3.2
Consumer Staples	2.7
Materials	2.1
Total Common Stocks	52.4
U.S. Treasury Notes	18.3
Cash Equivalents/Other	16.7
Corporate Bonds	8.1
Mortgage-Backed Securities	3.5
Asset- & Commercial Mortgage-Backed Securities	1.0
Total Bonds & Cash Equivalents	47.6
100.0

Top Performers

		Average
Security Name	Return	Weight	Contribution
Berkshire Hathaway, Inc. - Class B	9.1%	2.6%	0.23%
Microsoft Corp.	11.9	1.4	0.15
Brown & Brown, Inc.	5.0	2.0	0.10
The Walt Disney Co.	3.8	2.0	0.08
Valeant Pharmaceuticals
International, Inc.	4.0	1.7	0.07

Bottom Performers

		Average
Security Name	Return	Weight	Contribution
Range Resources Corp.	(22.0)%	1.4%	(0.35)%
Redwood Trust, Inc.	(13.5)	2.1	(0.29)
National CineMedia, Inc.	(15.9)	1.5	(0.23)
Pioneer Natural Resources Co.	(14.3)	1.2	(0.18)
FLIR Systems, Inc.	(9.5)	1.5	(0.14)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security.

21 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

WEITZINVESTMENTS.COM

CORE PLUS INCOME FUND

Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson

Photos of: Tom Carney and Nolan Anderson

The Core Plus Income Fund’s-Institutional Class returned -0.2% in its first two months, compared to +0.4% for the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), our Fund’s primary benchmark.

Market Overview
U.S. Treasury bond yields rose (prices declined) modestly in the third quarter as U.S. economic data sent mixed signals about domestic growth and geopolitical tensions, though nowhere near resolved, eased. Corporate bonds and other credit-sensitive securities lagged Treasuries as spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) widened, particularly for lower quality (high-yield) bonds. A broad measure of corporate bond spreads compiled by Bank of America Merrill Lynch rose to 120 basis points as of September 30, up 11 basis points in the quarter (a basis point represents one one-hundredth of a percentage point). High-yield bonds, by contrast, experienced a more dramatic re-pricing in the quarter with spreads widening approximately 100 basis points or 1 percent. The result was modest, if not negative, returns for most bond investors in the quarter as income returns were offset by (unrealized) price declines from rising “risk free” rates (U.S. Treasuries) and/or rising corporate bond spreads.

Fund Review
Two months is far too short a time frame to declare any victories or defeats, so we will forego the standard description of investments that contributed or detracted from performance. We will instead focus our inaugural letter on topics highlighting the Fund’s investment objectives, strategy and the factors that will influence performance.

Investment Objectives
The Core Plus Income Fund is a bond fund with primary investment objectives of current income and capital preservation. We do not and never will target specific yield levels on any investment; however, over time we hope to achieve “coupon” returns that are competitive with the Barclays U.S. Agg. Capital preservation, on the other hand, will clearly be targeted. The key to winning in bond investing is not losing. We aim to remember and practice this important truism when it comes to fixed-income investing.

A secondary investment objective is long-term capital appreciation. While, under normal circumstances, at least 80% of Fund net assets will be invested in debt securities, a portion (up to 20%) of Fund net assets may be invested in equity-oriented securities. In its simplest form, our approach here is to buy a dollar’s worth of value for meaningfully less than our estimate of private market value. This discount is intended to provide a margin of safety (which may limit downside risk) and a potential two-fold source of future appreciation, either by narrowing the gap between price and value and/or by overall value growth during our holding period.

Fund Strategy – the Nuts and Bolts of Applying the Investment Objectives
Our investment approach consists primarily of investing in a portfolio of mostly high-quality bonds with an overall portfolio average maturity of less than 10 years and minimum duration of at least 3 ½ years where we believe we can capture most of the “coupon” returns of long-term bonds with less interest-rate risk. The Fund has a broad investment mandate. In addition to widely held benchmark securities such as U.S. Treasuries, agency mortgagebacked securities (MBS) and investment grade corporate bonds, the Fund may invest in high yield and convertible bonds, preferred and convertible preferred stock, as well as non-agency residential MBS, commercial mortgage-backed securities (CMBS), and other assetbacked (ABS) securities (e.g., credit card, auto, aircraft, container) and non-rated securities.

We believe our flexible mandate will benefit shareholders over the long term as we seek out potentially mispriced securities due to market inefficiencies such as forced selling that occurs when a company is downgraded to below investment grade. We will select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our corporate bond research is geared to bottom-up analysis of individual companies. The credit

22 | Q3 2014 SEMI-ANNUAL REPORT

work we do on companies and industries is supplemented by our firm-wide equity due diligence. Our securitized products research is focused on a thorough review and analysis of the underlying collateral, deal structure and sponsorship.

As part of the 80% of Fund net assets devoted to debt securities, under normal circumstances we may invest up to 25% of total assets (currently about 17%) in non-investment grade fixedincome investments that we believe have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or non-rated securities). In addition, as mentioned above, equity-oriented securities could comprise as much as 20% of Fund net assets (currently 2.8%). We fully expect to flex these options when the opportunity to do so arises.

Our portfolio will often be constructed with a shorter average life (i.e. duration) than the Barclays U.S. Agg. We do not and will not try to mimic any particular index as we construct our portfolio. We chose this benchmark to highlight that we could periodically invest in longer term and/or lower quality bonds when conditions warrant. The effect over time of our portfolio construction (typically shorter average life than the benchmark) may lead to a penalty when interest rates fall but a boost to relative performance when rates rise.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside potential in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

Core Plus Income Fund -- Why Now?
Frequent readers of either Wally’s quarterly shareholder letters or management discussions in our other bond-oriented Funds (Balanced or Short-Intermediate Income) would know we are not making any market timing, particularly bullish, call about the direction of interest rates in launching our new Core Plus Income Fund at this time. If anything, our recent commentaries have pointed out how challenging the fixed-income landscape has become since the peak of the credit crisis (i.e. low credit spreads on top of arguably suppressed ‘risk-free’, base rates). However, we do believe there will come a time when opportunities will present themselves to invest longer-term with the broader tool kit our Core Plus Income Fund possesses. In the meantime, your management team will invest within the Fund’s flexible mandate and patiently await more favorable investment circumstances.

Finally, we thought it would be helpful to highlight the distinguishing features between the Core Plus Income Fund and its close cousin, the Short-Intermediate Income Fund. In a nutshell, the Core Plus Income Fund is a longer-term (maturity and duration) version of the Short-Intermediate Income Fund with a slightly bigger tool kit (e.g. larger potential exposure to equity and non-investment grade assets). The Core Plus Income Fund will also likely be more concentrated than the Short-Intermediate Income Fund. Where they are and will be the same (close cousins) is in the overall security selection process – bottoms up with favorable risk/reward opportunities.

The page following this discussion provides additional detail regarding the breakdown of our investment holdings by credit quality, sector and maturity distribution.

We thank you for your early vote of confidence in the Core Plus Income Fund and look forward to updating you on our investing progress.

These performance numbers reflect the deduction of the Fund’s Investor and Institutional Class’ annual operating expenses which as stated in its most recent prospectus are 0.97% (estimated gross) and 0.74% (estimated gross), respectively, of each Class’ net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/ fund_performance.fs.

See page 6 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND (CONTINUED)

Returns
Since Inception
(7/31/2014)
WCPNX - Investor Class	(0.20)%
WCPBX - Institutional Class	(0.20)
Barclays U.S. Aggregate Bond	0.42

Five Largest Corporate Issuers

Issuer	% of Securities
Berkshire Hathaway	6.0
Prudential	3.1
U.S. Bank	3.1
Markel Corp.	3.0
Boston Properties	2.6

Financial Attributes

Portfolio Summary
Average Maturity	5.5 years
Average Effective Maturity	4.1 years
Average Duration	3.6 years
Average Effective Duration	3.8 years
Average Coupon	3.3%
30-Day SEC Yield (9/30/14) -
Investor Class	1.20%
30-Day SEC Yield (9/30/14) -
Institutional Class	1.40%

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	7.1
Less than 1 Year	11.7
1 - 3 Years	3.0
3 - 5 Years	30.6
5 - 7 Years	23.5
7 - 10 Years	18.2
10 Years or more	3.2
Common Stocks	2.7
100.0

Credit Quality(a)

Underlying Securities	% of Securities
U.S. Treasury	35.8
U.S. Government Agency Mortgage
Related Securities(b)	2.8
Aa/AA	2.6
A/A	13.9
Baa/BBB	18.4
Ba/BB	6.5
B/B	5.4
Non-Rated	4.8
Common Stocks	2.7
Cash	7.1
100.0

Asset Allocation(c)

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s, S&P, Fitch and Kroll. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b) Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody’s, S&P and Fitch. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa, AA+ and AAA by Moody’s, S&P and Fitch, respectively.
(c) Percent of net assets

24 | Q3 2014 SEMI-ANNUAL REPORT

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25 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

WEITZINVESTMENTS.COM

SHORT-INTERMEDIATE INCOME FUND

Portfolio Manager: Tom Carney, CFA

Photo of: Tom Carney

The Short-Intermediate Income Fund’s Institutional Class returned -0.3% in the third calendar quarter, compared to flat results for the Barclays Intermediate U.S. Government/Credit Index (BIGC), our Fund’s primary benchmark, and +0.1% for the U.S. Consumer Price Index plus 1% (CPI + 1%), a secondary benchmark. For the calendar year-to-date, the Fund’s Institutional Class returned +1.0% compared to +2.2% for the BIGC and +2.9 for the CPI + 1%. The performance table on the page following this discussion shows returns for our Fund (after deducting fees and expenses) over various holding periods, and shows returns for three Barclays U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) and the CPI + 1% for comparison purposes.

Commentary and Fund Review

U.S. Treasury bond yields rose (prices declined) modestly in the third quarter as U.S. economic data sent mixed signals about domestic growth and geopolitical tensions, though nowhere near resolved, eased. Corporate bonds and other credit-sensitive securities lagged Treasuries as spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) widened, particularly for lower quality (high-yield) bonds. A broad measure of corporate bond spreads compiled by Bank of America Merrill Lynch rose to 120 basis points as of September 30, up 11 basis points in the quarter (a basis point represents one one-hundredth of a percentage point). High-yield bonds, by contrast, experienced a more dramatic re-pricing in the quarter with spreads widening approximately 100 basis points or 1 percent. The result was modest, if not negative, returns for most bond investors in the quarter as income returns were offset by (unrealized) price declines from rising “risk free” rates (U.S. Treasuries) and/or rising corporate bond spreads.

The largest detractors to Fund performance came from our modest exposure to equity oriented assets (3% of Fund net assets at 9/30/14). Redwood Trust common stock (-14%) and convertible bond (-3%) and National CineMedia common stock (-16%) were all lower in the quarter. Redwood Trust, a leader in the mortgage finance market, continues to make solid progress in improving capital efficiency and building franchise value in its residential and commercial businesses. National CineMedia remains uniquely positioned to deliver targeted national advertising to theater auditoriums with the potential for meaningful business value accretion should a pending acquisition be approved and completed, possibly by year end. Our overall investment thesis for both companies remains unchanged. Both trade at meaningful discounts to our business value estimates and both sport sizable and stable dividends in excess of 6 percent (annualized) while we wait for that value to be recognized.

Our corporate bond segment (39% of Fund net assets at 9/30/14) as a whole contributed positively to results in the quarter, with investment grade outperforming non-investment grade holdings. Investment grade assets were led by the bonds of PetroLogistics / Flint Hills and U.S. Bank while Vulcan Materials bonds accounted for most of the negative non-investment grade results.

The largest contributor to Fund results in the quarter came from the segment in which we have invested the most over the past year. Namely, non-government agency residential, commercial mortgage and asset-backed securities (14% of Fund net assets at 9/30/14) that include the liquidating commercial and residential trusts we’ve written about extensively in recent quarterly shareholder letters. Income returns from these assets were strong in the quarter while prices were stable.

Portfolio investment activity increased during the quarter as rising base or ‘risk-free’ rates and credit spreads offered reasonable opportunities to deploy capital in the Fund. We deployed approximately $136 million or nearly 10% of Fund net assets in both new and existing holdings. New positions included the 6-year

26 | Q3 2014 SEMI-ANNUAL REPORT

PetroLogistics bonds (PetroLogistics was recently acquired by a subsidiary of Koch Industries), 3 ½-year McKesson Corp. bonds, and 7-year Cinemark Holdings bonds. Additions to existing positions included 3 ½-year Redwood Trust convertible bonds, 5-year American Express bonds, 6-year Range Resources bonds, 5-year Markel Corp. bonds, 5-year Boardwalk Pipelines bonds, and 5-year Boston Properties bonds.

Overall portfolio metrics as measured by the average maturity and duration changed modestly during the quarter. The average maturity increased to 3.7 from 3.5 years and average duration increased to 2.3 from 2.1 years. These measures provide a guide to the Fund’s interest rate sensitivity. A shorter average maturity and duration reduces the Fund’s price sensitivity to changes in interest rates (either up or down).

The page following this discussion provides additional detail regarding the breakdown of our investment holdings by credit quality, sector and maturity distribution. Our investments may be wide-ranging, but our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. A noteworthy highlight of our Fund’s maturity distribution and defensive positioning with respect to interest rates is that nearly 86% of the Fund’s net assets mature in less than 5 years with approximately 20% maturing in less than one year.

Fund Strategy Revisited

Our investment approach consists primarily of investing in a portfolio of mostly high-quality, short-to-intermediate-term bonds with an overall portfolio average maturity of 2 to 5 years where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We do not and will not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our corporate bond research is supplemented by credit work we do on companies and industries in the course of our equity due diligence.

Over the years, our portfolio has often been constructed with a shorter average life (i.e. duration) than the BIGC. We chose this benchmark to highlight that we could periodically invest in longer term and/or lower quality bonds when conditions warrant. The effect over time of our portfolio construction (typically shorter average life) has been a penalty when interest rates fall but a boost to relative performance when rates rise.

For a small portion of our portfolio (currently about 13% but never greater than 15%), we may also invest in other fixed-income related investments that are not considered “investment grade” but have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have generally enhanced our Fund’s historical returns.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside potential in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

These performance numbers reflect the deduction of the Fund’s Investor and Institutional Class’ annual operating expenses which as stated in its most recent prospectus are 0.92% (gross) and 0.62%, respectively, of each Class’ net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments. com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

27 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

SHORT-INTERMEDIATE INCOME FUND (CONTINUED)

Returns
	Annualized
Since Inception
	(12/23/1988)		20-year	10-year	5-year	1-year	YTD	Quarter
WSHNX - Investor Class	5.57%		5.17%	3.75%	2.60%	1.08%	0.89%	(0.31)%
WEFIX - Institutional Class	5.60		5.21	3.82	2.73	1.27	1.04	(0.33)
Barclays U.S. Government/Credit
Intermediate	6.25	*	5.56	4.05	3.42	2.20	2.22	(0.03)
1-5 Year	5.64	*	4.90	3.34	2.23	1.15	1.35	(0.20)
1-3 Year	5.14	*	4.40	2.85	1.45	0.77	0.80	0.15
CPI + 1%	3.70	*	3.38	3.31	2.99	2.68	2.90	0.12
* Since 12/31/1988

Five Largest Corporate Issuers

Issuer	% of Securities
Wells Fargo	4.7
JP Morgan Chase	2.6
US Bancorp	2.4
Berkshire Hathaway	2.1
General Electric Capital Corp.	1.9

Financial Attributes

Portfolio Summary
Average Maturity	3.7 years
Average Effective Maturity	2.6 years
Average Duration	2.3 years
Average Effective Duration	2.3 years
Average Coupon	3.2%
30-Day SEC Yield (9/30/14) -
Investor Class	1.09%
30-Day SEC Yield (9/30/14) -
Institutional Class	1.33%

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	1.4
Less than 1 Year	17.8
1-3 Years	35.0
3-5 Years	31.2
5-7 Years	10.8
7-10 Years	1.1
10 Years or more	1.2
Common Stocks	1.5
100.0

Credit Quality(a)

Underlying Securities	% of Securities
U.S. Treasury	18.5
U.S. Government Agency Mortgage
Related Securities(b)	21.8
Aaa/AAA	5.0
Aa/AA	3.1
A/A	18.0
Baa/BBB	19.5
Ba/BB	5.3
B/B	0.4
Non-Rated	5.5
Common Stocks	1.5
Cash	1.4
100.0

Asset Allocation(c)

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s, S&P, Fitch and Kroll. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b) Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody’s, S&P and Fitch. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa, AA+ and AAA by Moody’s, S&P and Fitch, respectively.
(c) Percent of net assets.

28 | Q3 2014 SEMI-ANNUAL REPORT

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29 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

WEITZINVESTMENTS.COM

NEBRASKA TAX-FREE INCOME FUND

Portfolio Manager: Tom Carney, CFA

Photo of: Tom Carney

The Nebraska Tax-Free Income Fund returned +0.6% in the third calendar quarter, compared to a +0.8% return for the Barclays 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the calendar year-to-date, the Fund returned +2.6% compared to +3.1% for our Fund’s primary benchmark.

Commentary and Fund Review

U.S. Treasury bond yields rose (prices declined) modestly in the third quarter as U.S. economic data sent mixed signals about domestic growth and geopolitical tensions, though nowhere near resolved, eased. Corporate bonds and other credit-sensitive securities lagged Treasuries as spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) widened, particularly for lower quality (high-yield) bonds. Municipal bonds performed well in the quarter as light supply and stable-to-improving state and local government finances led to strong investor demand that left rates generally lower and municipal bond prices higher.

Nearly all of our Fund’s investments added to results during the quarter as income returns were supplemented by modest (unrealized) capital gains. Portfolio metrics as measured by the average maturity and duration changed modestly during the quarter. The average maturity decreased to 5.5 from 5.7 years and average duration decreased to 2.4 from 2.5 years. These measures provide a guide to the Fund’s interest rate sensitivity. A shorter average maturity and duration reduces the Fund’s price sensitivity to changes in interest rates (either up or down). Overall asset quality of our portfolio remains high as we remain focused on security selection and ongoing review of our investments’ fiscal position. There was no investment activity to report in the quarter.

The page following this report provides additional detail regarding the breakdown of our investment holdings by state, sector and rating. Our investments may be wide-ranging, but our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

We expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. A data point highlighting our cautious interest rate stance is the migration of the Fund’s duration since the peak of the credit crisis in early 2009. Duration has been nearly halved over that time frame from 4.1 to 2.4 years presently. Whether interest rates rise or fall in the near-term, the change will have less of an impact on Fund results than it would have a few years ago. We will, however, continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned with cash and other short-term securities to take advantage of any market weakness.

The Fund seeks income that is exempt from federal and Nebraska personal income taxes, but income from the Fund may be subject to federal alternative minimum tax and capital gains taxes.

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 0.73% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement ofexpenses by the Adviser. This information represents past performance and past performance does not guarantee future results.The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30 | Q3 2014 SEMI-ANNUAL REPORT

Returns
	Annualized
Since Inception
	(10/01/1985)	20-year	10-year	5-year	1-year	YTD	Quarter
WNTFX	5.06%	4.28%	3.08%	2.42%	2.95%	2.57%	0.56%
Barclays 5-Year Municipal Bond	—	4.87	4.04	3.54	3.96	3.10	0.79

Five Largest Issuers

Issuer	% of Securities
Nebraska Public Power District	10.9
University of Nebraska, University Revenue	9.5
Omaha Public Power District	6.6
Public Power Generation Agency	4.4
Children's Hospital Obligated Group	4.3

Financial Attributes

Portfolio Summary
Average Maturity	5.5 years
Average Effective Maturity	2.7 years
Average Duration	2.4 years
Average Effective Duration	2.7 years
Average Coupon	4.3%
30-Day SEC Yield at 9-30-14	1.28%
Municipals exempt from federal
and Nebraska income taxes	Approx. 83%
Municipals subject to alternative
minimum tax	Approx. 2%

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	2.3
Less than 1 Year	7.6
1 - 3 Years	22.7
3 - 5 Years	23.1
5 - 7 Years	22.1
7 - 10 Years	11.7
10 Years or more	10.5
100.0

Credit Quality(a)

Underlying Securities	% of Securities
Aaa/AAA	6.6
Aa/AA	42.9
A/A	41.5
Baa/BBB	3.0
Non-Rated	3.7
Cash Equivalents	2.3
100.0

State Breakdown

% of Net Assets
Nebraska	81.6
Florida	5.3
Texas	1.8
Arizona	1.5
Puerto Rico	1.5
Virginia	1.4
North Dakota	1.2
Tennessee	1.1
Iowa	0.9
Illinois	0.4
Cash Equivalents/Other	3.3
100.0

Sector Breakdown

% of Net Assets
Power	33.3
Higher Education	19.9
Hospital	9.0
General	4.1
Lease	3.8
Airport/Transportation	3.2
Water/Sewer	2.2
Housing	0.7
Total Revenue	76.2
City/Subdivision	5.9
School District	4.5
County	3.2
Natural Resource District	2.6
Total General Obligation	16.2
Escrow/Pre-Refunded	4.3
Cash Equivalents/Other	3.3
100.0

Asset Allocation(b)

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b) Percent of net assets.

31 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

WEITZINVESTMENTS.COM

GOVERNMENT MONEY MARKET FUND

Portfolio Manager Tom Carney, CFA

Photo of: Tom Carney

The Government Money Market Fund ended the third calendar quarter with a 7-day effective and current yield of 0.01%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

The Federal Open Market Committee (FOMC) of the Federal Reserve, and principal rate-setter for the investment universe for our Fund, met twice in the third quarter. At these meetings the FOMC cited moderate improvement in labor market conditions, one of its dual mandates, while also highlighting that significant underutilization of labor resources still exists in the economy. In commenting on its other mandate, price stability, the Committee stated that inflation was running below a longer-run objective of 2 percent while inflation expectations have remained stable. Additionally, the Committee reported that they continue to see sufficient underlying strength in the broader economy to make further reductions in the pace of its asset purchases, commonly reported as “tapering” its accumulation of Treasuries and agency mortgage-backed securities. These asset purchases appear set to end completely sometime in the fourth quarter. The Committee concluded both meetings by affirming its commitment to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at the current zero to 0.25% target range while adding that low short-term interest rates may persist even after employment and inflation are near targeted levels.

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of September 30, 93.7% of our portfolio was invested in U.S. Treasury bills, the balance in high quality Wells Fargo money market funds. The average life of our portfolio at September 30 was approximately 35 days.

The path of ultra-short-term interest rates is inevitably higher. However, the timing of this event is captive to the Fed’s decision to maintain a highly accommodative stance towards monetary policy. When the Fed changes from its current course and begins to raise short-term rates, our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. Infinitesimal income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours, may end sometime in 2015. In the meantime, we will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors.

32 | Q3 2014 SEMI-ANNUAL REPORT

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33 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

VALUE FUND

Schedule of Investments
September 30, 2014

Common Stocks – 82.1%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	8.9
Liberty Global plc - Series C (United Kingdom)*		1,545,000	63,368,175
DIRECTV*		410,000	35,473,200

Broadcasting	5.9
Liberty Media Corp.*
Series A		320,000	15,097,600
Series C		640,000	30,073,600
Discovery Communications, Inc. - Class C*		562,700	20,977,456

Internet & Catalog Retail	4.4
Liberty Interactive Corp. - Series A*		1,725,000	49,197,000

Movies & Entertainment	2.0
The Walt Disney Co.		250,000	22,257,500

Advertising	1.6
Omnicom Group, Inc.		260,500	17,938,030
	22.8		254,382,561
Information Technology
Internet Software & Services	5.7
eBay, Inc.*		650,000	36,809,500
Google, Inc.*
Class A		23,000	13,533,430
Class C		23,000	13,279,280

Software	5.2
Microsoft Corp.		715,000	33,147,400
Oracle Corp.		635,000	24,307,800

Semiconductors & Semiconductor
Equipment	2.8
Texas Instruments, Inc.		650,000	30,998,500

IT Services	2.7
Accenture plc - Class A		200,000	16,264,000
Fidelity National Information Services, Inc.		250,000	14,075,000
	16.4		182,414,910
Health Care
Pharmaceuticals	8.2
Valeant Pharmaceuticals International, Inc.*		510,000	66,912,000
Endo International plc*		360,000	24,602,400

Health Care Services	6.5
Express Scripts Holding Co.*		615,000	43,437,450
Catamaran Corp.*		385,000	16,227,750
Laboratory Corp. of America Holdings*		125,000	12,718,750
	14.7		163,898,350
Financials
Diversified Financial Services	5.1
Berkshire Hathaway, Inc. - Class B*		410,000	56,637,400

Diversified Banks	2.9
Wells Fargo & Co.		630,000	32,678,100

Insurance Brokers	2.5
Aon plc - Class A		315,000	27,616,050
	10.5		116,931,550

		$ Principal
	% of Net	Amount or
Energy	Assets	Shares	$ Value
Oil & Gas Exploration & Production	6.7
Apache Corp.		335,000	31,446,450
Range Resources Corp.		450,000	30,514,500
Pioneer Natural Resources Co.		65,000	12,803,050
	6.7		74,764,000
Industrials
Aerospace & Defense	4.6
TransDigm Group, Inc.		150,000	27,649,500
Precision Castparts Corp.		100,000	23,688,000

Air Freight & Logistics	1.9
United Parcel Service, Inc. - Class B		215,000	21,132,350
	6.5		72,469,850
Materials
Construction Materials	1.8
Martin Marietta Materials, Inc.		155,000	19,985,700

Industrial Gases	1.5
Praxair, Inc.		125,000	16,125,000
	3.3		36,110,700
Consumer Staples
Beverages	1.2
Diageo plc - Sponsored ADR (United Kingdom)		115,000	13,271,000
Total Common Stocks (Cost $567,356,973)			914,242,921
Cash Equivalents – 19.0%
U.S. Treasury Bills, 0.03% to 0.05%,
10/23/14 to 3/19/15(a)		200,000,000	199,989,500
Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(b)		11,729,091	11,729,091
Total Cash Equivalents (Cost $211,707,145)			211,718,591
Total Investments in Securities (Cost $779,064,118)			1,125,961,512
Other Liabilities in Excess of Other Assets - (1.1%)			(12,477,537)
Net Assets - 100%			1,113,483,975
Net Asset Value Per Share - Investor Class			45.50
Net Asset Value Per Share - Institutional Class			45.51

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2014.

The accompanying notes form an integral part of these financial statements.

34 | Q3 2014 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

PARTNERS VALUE FUND

Schedule of Investments
September 30, 2014

Common Stocks – 75.6%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	8.6
Liberty Global plc - Series C (United Kingdom)*		1,205,000	49,423,075
DIRECTV*		475,000	41,097,000

Broadcasting	5.6
Liberty Media Corp.*
Series A		415,000	19,579,700
Series C		830,000	39,001,700

Internet & Catalog Retail	3.3
Liberty Interactive Corp. - Series A*		1,200,000	34,224,000

Textiles, Apparel & Luxury Goods	2.8
Iconix Brand Group, Inc.*		800,000	29,552,000

Hotels, Restaurants & Leisure	2.0
Interval Leisure Group, Inc.		1,100,000	20,955,000

Movies & Entertainment	1.3
Live Nation Entertainment, Inc.*		550,000	13,211,000
	23.6		247,043,475
Financials
Diversified Financial Services	4.6
Berkshire Hathaway, Inc. - Class B*		350,000	48,349,000

Insurance Brokers	4.6
Aon plc - Class A		260,000	22,794,200
Willis Group Holdings Ltd. (United Kingdom)		325,000	13,455,000
Brown & Brown, Inc.		375,000	12,056,250

Diversified Banks	3.0
Wells Fargo & Co.		600,000	31,122,000

Mortgage REITs	2.7
Redwood Trust, Inc.		1,700,000	28,186,000
	14.9		155,962,450
Information Technology
Software	4.5
Microsoft Corp.		550,000	25,498,000
Oracle Corp.		575,000	22,011,000

Internet Software & Services	3.3
Google, Inc.*
Class A		20,000	11,768,200
Class C		20,000	11,547,200
XO Group, Inc.*		975,000	10,929,750

Semiconductors & Semiconductor
Equipment	3.2
Texas Instruments, Inc.		700,000	33,383,000

Electronic Equipment,
Instruments & Components	1.8
FLIR Systems, Inc.		600,000	18,804,000

IT Services	1.4
Fidelity National Information Services, Inc.		250,000	14,075,000
	14.2		148,016,150

		$ Principal
	% of Net	Amount or
Health Care	Assets	Shares	$ Value
Health Care Services	7.6
Express Scripts Holding Co.*		570,000	40,259,100
Laboratory Corp. of America Holdings*		225,000	22,893,750
Catamaran Corp.*		375,000	15,806,250

Pharmaceuticals	4.7
Valeant Pharmaceuticals International, Inc.*		375,000	49,200,000
	12.3		128,159,100
Energy
Oil & Gas Exploration & Production	4.5
Apache Corp.		300,000	28,161,000
Range Resources Corp.		275,000	18,647,750
	4.5		46,808,750
Industrials
Commercial Services & Supplies	1.3
The ADT Corp.		375,000	13,297,500

Aerospace & Defense	1.2
TransDigm Group, Inc.		70,000	12,903,100
	2.5		26,200,600
Materials
Construction Materials	2.4
Martin Marietta Materials, Inc.		195,000	25,143,300

Consumer Staples
Personal Products	1.2
Avon Products, Inc.		1,000,000	12,600,000
Total Common Stocks (Cost $493,309,196)			789,933,825
Cash Equivalents – 25.2%
U.S. Treasury Bills, 0.03% to 0.05%,
10/09/14 to 3/19/15(a)		250,000,000	249,987,155
Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(b)		13,686,731	13,686,731
Total Cash Equivalents (Cost $263,659,593)			263,673,886
Total Investments in Securities (Cost $756,968,789)			1,053,607,711
Other Liabilities in Excess of Other Assets - (0.8%)			(8,626,370)
Net Assets - 100%			1,044,981,341
Net Asset Value Per Share - Investor Class			33.23
Net Asset Value Per Share - Institutional Class			33.25

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2014.

The accompanying notes form an integral part of these financial statements.

35 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

PARTNERS III OPPORTUNITY FUND

Schedule of Investments
September 30, 2014

Common Stocks – 91.7%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	10.6
Liberty Global plc - Series C (United Kingdom)* (c)		1,500,000	61,522,500
DIRECTV* (c)		660,000	57,103,200

Broadcasting	8.1
Liberty Media Corp.* (c)
Series A		540,000	25,477,200
Series C		1,200,000	56,388,000
Cumulus Media, Inc. - Class A*		2,108,963	8,499,121

Internet & Catalog Retail	5.6
Liberty Interactive Corp. - Series A* (c)		1,325,000	37,789,000
Liberty Ventures - Series A* (c)		360,000	13,665,600
Liberty TripAdvisor Holdings, Inc. - Series A* (c)		320,000	10,848,000

Textiles, Apparel & Luxury Goods	3.2
Iconix Brand Group, Inc.*		950,000	35,093,000

Movies & Entertainment	3.0
Live Nation Entertainment, Inc.*		1,360,000	32,667,200

Hotels, Restaurants & Leisure	2.0
Interval Leisure Group, Inc.		1,150,000	21,907,500

Advertising	1.4
National CineMedia, Inc.		1,100,000	15,961,000
	33.9		376,921,321
Health Care
Pharmaceuticals	9.7
Valeant Pharmaceuticals International, Inc.* (c)		700,000	91,840,000
Endo International plc*		230,000	15,718,200

Health Care Services	6.2
Laboratory Corp. of America Holdings* (c)		380,000	38,665,000
Express Scripts Holding Co.* (c)		430,000	30,370,900
	15.9		176,594,100
Financials
Diversified Financial Services	7.1
Berkshire Hathaway, Inc. - Class B* (c)		570,000	78,739,800

Diversified Banks	4.2
Wells Fargo & Co.(c)		900,000	46,683,000

Mortgage REITs	3.0
Redwood Trust, Inc.(c)		2,000,000	33,160,000
	14.3		158,582,800
Industrials
Aerospace & Defense	4.6
TransDigm Group, Inc.(c)		250,000	46,082,500
Precision Castparts Corp.		20,000	4,737,600

Transportation Infrastructure	2.8
Wesco Aircraft Holdings, Inc.*		1,766,672	30,740,092

Commercial Services & Supplies	2.2
The ADT Corp.		700,000	24,822,000

Machinery	0.3
Intelligent Systems Corp. * # †		2,270,000	3,109,900
	9.9		109,492,092

	% of Net
Information Technology	Assets	Shares	$ Value
Semiconductors & Semiconductor
Equipment	3.2
Texas Instruments, Inc.(c)		750,000	35,767,500

Internet Software & Services	3.2
Google, Inc.* (c)
Class A		10,000	5,884,100
Class C		15,000	8,660,400
Angie’s List, Inc.*		2,000,000	12,740,000
XO Group, Inc.*		730,000	8,183,300

Software	2.3
Oracle Corp.(c)		650,000	24,882,000

IT Services	0.8
CACI International, Inc. - Class A* (c)		130,000	9,265,100
	9.5		105,382,400
Consumer Staples
Personal Products	3.3
Avon Products, Inc.(c)		2,868,200	36,139,320

Food Products	0.3
Post Holdings, Inc.*		100,000	3,318,000
	3.6		39,457,320
Materials
Construction Materials	2.7
Martin Marietta Materials, Inc.(c)		230,000	29,656,200

Energy
Oil & Gas Exploration & Production	1.8
Range Resources Corp.(c)		300,000	20,343,000

Oil & Gas Refining & Marketing	0.1
World Fuel Services Corp.		39,100	1,560,872
	1.9		21,903,872
Total Common Stocks (Cost $686,140,681)			1,017,990,105
Exchange Traded Funds – 1.8%
ProShares Short 20+ Year Treasury Fund*
(Cost $20,525,694)		700,000	19,418,000

Put Options* – 0.2%		Shares
	Expiration date/	subject to
	Strike price	option
NASDAQ 100 Index	Dec. 2014 / $3,950	10,000	888,000
S&P 500 Index	Oct. 2014 / $1,900	20,000	156,000
S&P 500 Index	Dec. 2014 / $2,005	20,000	1,405,000
Total Put Options (premiums paid $3,285,250)			2,449,000

The accompanying notes form an integral part of these financial statements.

36 | Q3 2014 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Cash Equivalents – 6.9%	$ Principal
	Amount or
	Shares	$ Value
U.S. Treasury Bills, 0.02% to 0.05%,
10/09/14 to 6/25/15(a)	65,000,000	64,990,095

Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(b)	11,295,942	11,295,942
Total Cash Equivalents (Cost $76,281,925)		76,286,037
Total Investments in Securities (Cost $786,233,550)		1,116,143,142
Due From Broker(c) - 14.6%		162,510,155
Securities Sold Short - (13.4%)		(148,518,200)
Options Written - (0.3%)		(3,959,000)
Other Liabilities in Excess of Other Assets - (1.5%)		(16,478,312)
Net Assets - 100%		1,109,697,785
Net Asset Value Per Share - Investor Class		16.14
Net Asset Value Per Share - Institutional Class		16.29

Securities Sold Short – (13.4%)
	Shares	$ Value
Ishares Russell 2000 Fund	520,000	(56,862,000)
Ishares Russell Midcap Fund	330,000	(52,252,200)
SPDR S&P 500 ETF Trust	200,000	(39,404,000)
Total Securities Sold Short (proceeds $117,951,752)		(148,518,200)

Options Written* – (0.3%)
		Shares
	Expiration date/	subject to
	Strike price	option
Uncovered Call Options
NASDAQ 100 Index	Dec. 2014 / $3,950	10,000	(1,810,000)
S&P 500 Index	Oct. 2014 / $1,900	20,000	(1,558,000)
S&P 500 Index	Dec. 2014 / $2,005	20,000	(591,000)
Total Options Written (premiums received $3,363,750)			(3,959,000)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2014.
(c)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

The accompanying notes form an integral part of these financial statements.

37 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

RESEARCH FUND

Schedule of Investments
September 30, 2014

Common Stocks – 89.5%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	10.1
Liberty Global plc - Series C (United Kingdom)*		39,543	1,621,856
DIRECTV*		8,270	715,521

Advertising	5.5
National CineMedia, Inc.		54,615	792,464
Omnicom Group, Inc.		6,850	471,691

Broadcasting	5.1
Liberty Media Corp.*
Series A		8,350	393,953
Series C		16,700	784,733

Internet & Catalog Retail	5.0
Liberty Interactive Corp. - Series A*		41,050	1,170,746

Auto Components	1.8
Allison Transmission Holdings, Inc.		15,000	427,350

Hotels, Restaurants & Leisure	1.8
Interval Leisure Group, Inc.		22,129	421,557

Movies & Entertainment	1.6
The Walt Disney Co.		4,200	373,926
	30.9		7,173,797
Information Technology
Internet Software & Services	14.2
Angie’s List, Inc.*		223,102	1,421,160
XO Group, Inc.*		88,349	990,392
eBay Inc.*		9,475	536,569
Google, Inc.*
Class A		300	176,523
Class C		300	173,208

Software	4.4
Oracle Corp.		9,500	363,660
ACI Worldwide, Inc.*		18,000	337,680
Microsoft Corp.		6,975	323,361

IT Services	2.6
CACI International, Inc. - Class A*		4,400	313,588
Accenture plc - Class A		3,300	268,356

Technology Hardware, Storage &
Peripherals	1.6
Hewlett-Packard Co.		10,500	372,435
	22.8		5,276,932
Health Care
Health Care Services	8.7
Catamaran Corp.*		30,007	1,264,795
Express Scripts Holding Co.*		10,802	762,945

Pharmaceuticals	4.1
Valeant Pharmaceuticals International, Inc.*		7,195	943,984
	12.8		2,971,724

	% of Net
Industrials	Assets	Shares	$ Value
Commercial Services & Supplies	5.9
The ADT Corp.		38,570	1,367,692

Professional Services	1.4
FTI Consulting, Inc.*		9,000	314,640
	7.3		1,682,332
Financials
Diversified Financial Services	4.3
Berkshire Hathaway, Inc. - Class B*		7,167	990,049

Insurance Brokers	2.2
Brown & Brown, Inc.		15,931	512,182
	6.5		1,502,231
Consumer Staples
Personal Products	3.1
Avon Products, Inc.		58,000	730,800

Food Products	1.9
Post Holdings, Inc.*		13,000	431,340
	5.0		1,162,140
Energy
Oil & Gas Exploration & Production	2.8
Apache Corp.		7,048	661,596

Oil & Gas Refining & Marketing	1.4
World Fuel Services Corp.		8,000	319,360
	4.2		980,956
Total Common Stocks (Cost $18,159,906)			20,750,112
Cash Equivalents – 9.7%
Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(a)		2,251,692	2,251,692
Total Cash Equivalents (Cost $2,251,692)			2,251,692
Total Investments in Securities (Cost $20,411,598)			23,001,804
Other Assets Less Other Liabilities - 0.8%			182,379
Net Assets - 100%			23,184,183
Net Asset Value Per Share			11.78

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2014.

The accompanying notes form an integral part of these financial statements.

38 | Q3 2014 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

HICKORY FUND

Schedule of Investments
September 30, 2014

Common Stocks – 80.1%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Internet & Catalog Retail	5.7
Liberty Interactive Corp. - Series A*		625,000	17,825,000
Liberty Ventures - Series A*		110,000	4,175,600
Liberty TripAdvisor Holdings, Inc. - Series A*		110,000	3,729,000

Broadcasting	4.5
Liberty Media Corp.*
Series A		110,000	5,189,800
Series C		220,000	10,337,800
Cumulus Media, Inc. - Class A*		1,200,000	4,836,000

Movies & Entertainment	4.1
Live Nation Entertainment, Inc.*		760,000	18,255,200

Textiles, Apparel & Luxury Goods	3.3
Iconix Brand Group, Inc.*		400,000	14,776,000

Cable & Satellite	3.3
Liberty Global plc - Series C (United Kingdom)*		360,000	14,765,400

Hotels, Restaurants & Leisure	3.2
Interval Leisure Group, Inc.		750,000	14,287,500

Advertising	3.1
National CineMedia, Inc.		950,000	13,784,500

Diversified Consumer Services	1.9
Ascent Capital Group, Inc. - Class A*		140,000	8,428,000
	29.1		130,389,800
Information Technology
IT Services	4.6
CACI International, Inc. - Class A*		180,000	12,828,600
Sapient Corp.*		550,100	7,701,400

Internet Software & Services	4.4
XO Group, Inc.*		925,000	10,369,250
Angie’s List, Inc.*		1,450,000	9,236,500

Software	2.6
ACI Worldwide, Inc.*		625,000	11,725,000

Electronic Equipment,
Instruments & Components	1.0
FLIR Systems, Inc.		150,000	4,701,000
	12.6		56,561,750

Industrials
Commercial Services & Supplies	4.4
The ADT Corp.		550,000	19,503,000

Aerospace & Defense	4.1
TransDigm Group, Inc.		100,000	18,433,000

Transportation Infrastructure	1.9
Wesco Aircraft Holdings, Inc.*		506,668	8,816,023
	10.4		46,752,023
Financials
Insurance Brokers	5.4
Brown & Brown, Inc.		520,000	16,718,000
Willis Group Holdings Ltd. (United Kingdom)		175,000	7,245,000

		$ Principal
	% of Net	Amount or
	Assets	Shares	$ Value
Mortgage REITs	3.3
Redwood Trust, Inc.		900,000	14,922,000
	8.7		38,885,000
Health Care
Health Care Services	5.4
Laboratory Corp. of America Holdings*		190,000	19,332,500
Catamaran Corp.*		115,000	4,847,250

Pharmaceuticals	3.1
Endo International plc*		130,000	8,884,200
Prestige Brands Holdings, Inc.*		160,000	5,179,200
	8.5		38,243,150
Materials
Construction Materials	3.5
Martin Marietta Materials, Inc.		120,000	15,472,800

Consumer Staples
Personal Products	2.3
Avon Products, Inc.		832,388	10,488,089

Food Products	1.0
Post Holdings, Inc.*		130,000	4,313,400
	3.3		14,801,489
Energy
Oil & Gas Refining & Marketing	2.9
World Fuel Services Corp.		325,000	12,974,000

Telecommunication Services
Diversified Telecommunication
Services	1.1
LICT Corp.* #		1,005	4,861,692
Total Common Stocks (Cost $256,402,701)			358,941,704
Cash Equivalents – 20.1%
U.S. Treasury Bills, 0.03% to 0.05%,
10/09/14 to 3/19/15(a)		84,000,000	83,995,333

Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(b)		5,795,004	5,795,004
Total Cash Equivalents (Cost $89,785,113)			89,790,337
Total Investments in Securities (Cost $346,187,814)			448,732,041
Other Liabilities in Excess of Other Assets - (0.2%)			(761,821)
Net Assets - 100%			447,970,220
Net Asset Value Per Share			54.63

*	Non-income producing
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2014.

The accompanying notes form an integral part of these financial statements.

39 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

BALANCED FUND

Schedule of Investments
September 30, 2014

Common Stocks – 52.4%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Advertising	3.1
National CineMedia, Inc.		150,000	2,176,500
Omnicom Group, Inc.		22,500	1,549,350

Internet & Catalog Retail	2.3
Liberty Interactive Corp. - Series A*		100,000	2,852,000

Cable & Satellite	2.2
Liberty Global plc - Series C (United Kingdom)*		65,000	2,665,975

Movies & Entertainment	2.0
The Walt Disney Co.		27,500	2,448,325

Broadcasting	1.9
Discovery Communications, Inc. - Class C*		63,100	2,352,368
	11.5		14,044,518
Information Technology
Software	3.4
Oracle Corp.		60,000	2,296,800
Microsoft Corp.		40,000	1,854,400

IT Services	2.9
Fidelity National Information Services, Inc.		35,000	1,970,500
Accenture plc - Class A		20,000	1,626,400

Semiconductors & Semiconductor
Equipment	1.6
Texas Instruments, Inc.		40,000	1,907,600

Internet Software & Services	1.4
Google, Inc. - Class C*		3,000	1,732,080

Electronic Equipment,
Instruments & Components	1.4
FLIR Systems, Inc.		55,000	1,723,700
	10.7		13,111,480
Financials
Insurance Brokers	4.8
Brown & Brown, Inc.		75,000	2,411,250
Aon plc - Class A		22,500	1,972,575
Willis Group Holdings Ltd. (United Kingdom)		37,500	1,552,500

Diversified Financial Services	2.8
Berkshire Hathaway, Inc. - Class B*		25,000	3,453,500

Mortgage REITs	1.9
Redwood Trust, Inc.		140,000	2,321,200

Diversified Banks	1.1
Wells Fargo & Co.		25,000	1,296,750
	10.6		13,007,775

		$ Principal
	% of Net	Amount or
Health Care	Assets	Shares	$ Value
Health Care Services	5.5
Express Scripts Holding Co.*		40,000	2,825,200
Laboratory Corp. of America Holdings*		23,500	2,391,125
Catamaran Corp.*		35,000	1,475,250

Pharmaceuticals	1.9
Valeant Pharmaceuticals International, Inc.*		18,000	2,361,600
	7.4		9,053,175
Energy
Oil & Gas Exploration & Production	4.2
Range Resources Corp.		28,000	1,898,680
Apache Corp.		20,000	1,877,400
Pioneer Natural Resources Co.		7,000	1,378,790
	4.2		5,154,870
Industrials
Air Freight & Logistics	1.8
United Parcel Service, Inc. - Class B		23,000	2,260,670

Aerospace & Defense	1.4
Precision Castparts Corp.		7,000	1,658,160
	3.2		3,918,830
Consumer Staples
Beverages	2.7
Diageo plc - Sponsored ADR (United Kingdom)		16,000	1,846,400
Anheuser-Busch InBev SA/NV - Sponsored ADR (Belgium)		13,000	1,441,050
	2.7		3,287,450
Materials
Construction Materials	2.1
Martin Marietta Materials, Inc.		20,000	2,578,800
Total Common Stocks (Cost $46,656,963)			64,156,898
Corporate Bonds – 8.1%
American Express Credit Corp. 1.75% 6/12/15		500,000	504,569

Berkshire Hathaway, Inc. (Finance Corp.)
0.95% 8/15/16		1,000,000	1,004,112
2.0% 8/15/18		500,000	502,283

Comcast Corp.
6.5% 1/15/15		300,000	305,125
4.95% 6/15/16		193,000	206,401

Markel Corp. 7.125% 9/30/19		881,000	1,050,432

Range Resources Corp. 6.75% 8/01/20		725,000	766,687

U.S. Bancorp 2.2% 11/15/16		750,000	771,897

U.S. Bank, N.A.
4.95% 10/30/14		500,000	501,749
3.778% 4/29/20		1,500,000	1,526,534

The accompanying notes form an integral part of these financial statements.

40 | Q3 2014 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value
Verizon Communications, Inc. 2.5% 9/15/16	1,250,000	1,283,478

Wells Fargo & Co. 1.25% 2/13/15	750,000	752,618

Wells Fargo Bank, N.A.
0.6191% 11/03/14 (Wachovia Bank) Floating Rate	550,000	550,196
0.4411% 5/16/16 Floating Rate	250,000	249,888
Total Corporate Bonds (Cost $9,874,110)		9,975,969
Asset-Backed Securities – 0.4%(c)
Cabela’s Master Credit Card Trust (CABMT)
2011-2A CL A2 — 0.7536% 2019 Floating Rate
(1.7 years)(d) (Cost $500,000)	500,000	502,956
Commercial Mortgage-Backed Securities – 0.6%(c)
Oaktree Real Estate Investments/Sabal (ORES)
2014-LV3 CL A — 3.0% 2024 (0.4 years)(d)	421,167	421,272
Redwood Commercial Mortgage Corp. (RCMC)
2012-CRE1 CL A — 5.62346% 2044 (1.5 years)(d)	267,706	275,537
Total Commercial Mortgage-Backed Securities (Cost $688,872)		696,809
Mortgage-Backed Securities – 3.5%(c)
Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
3649 CL BW — 4.0% 2025 (3.3 years)	208,196	222,663

Pass-Through Securities
J14649 — 3.5% 2026 (3.9 years)	249,576	262,190
E02948 — 3.5% 2026 (4.0 years)	428,977	451,372
J16663 — 3.5% 2026 (4.0 years)	254,830	267,710
		1,203,935
Federal National Mortgage Association
Collateralized Mortgage Obligations
2002-91 CL QG — 5.0% 2018 (1.3 years)	119,943	125,951
2003-9 CL DB — 5.0% 2018 (1.3 years)	126,637	133,221

Pass-Through Securities
MA0464 — 3.5% 2020 (2.1 years)	322,156	339,236
995755 — 4.5% 2024 (2.9 years)	51,099	54,550
AR8198 — 2.5% 2023 (3.1 years)	393,087	403,099
MA1502 — 2.5% 2023 (3.3 years)	331,672	339,681
AB1769 — 3.0% 2025 (3.9 years)	232,108	239,751
AB3902 — 3.0% 2026 (4.2 years)	391,636	404,873
AK3264 — 3.0% 2027 (4.3 years)	304,155	314,443
		2,354,805

	$ Principal
	Amount or
Government National Mortgage Association	Shares	$ Value
Pass-Through Securities
5255 — 3.0% 2026 (4.2 years)	423,501	441,762

Non-Government Agency
Collateralized Mortgage Obligations
Sequoia Mortgage Trust (SEMT)
2011-1 CL A1 — 4.125% 2041 (0.1 years)	32,466	33,005
2012-1 CL 1A1 — 2.865% 2042 (1.6 years)	152,684	154,360
2010-H1 CL A1 — 2.68886% 2040 Variable
Rate (1.9 years)	64,626	63,621
		250,986
Total Mortgage-Backed Securities (Cost $4,142,762)		4,251,488
U.S. Treasury Notes – 18.3%
U.S. Treasury Notes
0.25% 10/31/14	2,000,000	2,000,430
0.375% 11/15/14	2,000,000	2,000,898
0.25% 12/15/14	2,000,000	2,000,898
0.375% 3/15/15	3,000,000	3,004,629
0.375% 2/15/16	2,500,000	2,503,417
1.0% 9/30/16	2,000,000	2,015,234
0.875% 2/28/17	2,000,000	2,002,266
0.625% 8/31/17	2,000,000	1,973,750
0.625% 11/30/17	3,000,000	2,946,327
0.75% 2/28/18	2,000,000	1,962,188
Total U.S. Treasury Notes (Cost $22,404,669)		22,410,037
Cash Equivalents – 20.3%
U.S. Treasury Bills, 0.03% to 0.05%,
10/09/14 to 3/19/15(a)	23,000,000	22,999,044

Wells Fargo Advantage Government Money Market
Fund - Institutional Class 0.01%(b)	1,921,364	1,921,364
Total Cash Equivalents (Cost $24,919,308)		24,920,408
Total Investments in Securities (Cost $109,186,684)		126,914,565
Other Liabilities in Excess of Other Assets - (3.6%)		(4,458,501)
Net Assets - 100%		122,456,064
Net Asset Value Per Share		13.97

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2014.
(c)	Number of years indicated represents estimated average life.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

41 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND

Schedule of Investments
September 30, 2014

Corporate Bonds – 33.6%
	$ Principal
	Amount	$ Value
Access Midstream Partners LP 5.875% 4/15/21	150,000	159,000
ADT Corp. 2.25% 7/15/17	75,000	73,266
American Express Credit Corp. 2.25% 8/15/19	75,000	74,561
Berkshire Hathaway, Inc.
2.1% 8/14/19	250,000	248,931
3.0% 5/15/22 (Finance Corp.)	200,000	199,891
Boardwalk Pipelines LLC 5.75% 9/15/19	70,000	76,465
Boston Properties LP
5.875% 10/15/19	70,000	80,731
3.125% 9/01/23	115,000	110,756
Cinemark USA, Inc. 7.375% 6/15/21	130,000	139,750
Flint Hills Resources LLC (PetroLogistics) 6.25% 4/01/20	95,000	104,975
Markel Corp.
7.125% 9/30/19	125,000	149,040
3.625% 3/30/23	75,000	74,686
Prudential plc 11.75% 12/29/49 (United Kingdom)	230,000	235,393
Range Resources Corp. 6.75% 8/01/20	170,000	179,775
Rose Rock Midstream LP 5.625% 7/15/22(c)	100,000	99,250
SemGroup Holdings LP 7.5% 6/15/21	155,000	163,525
U.S. Bank, N.A. 3.778% 4/29/20	225,000	228,980
Vornado Realty LP 2.5% 6/30/19	70,000	69,884
Total Corporate Bonds (Cost $2,478,133)		2,468,859
Convertible Bonds – 4.9%
Redwood Trust, Inc. 4.625% 4/15/18 (Cost $362,649)	360,000	357,300
Asset-Backed Securities – 7.2%(b)
California Republic Auto Receivables Trust (CRART)	150,000	154,205
2012-1 CL C — 3.0% 2020 (2.0 years)(c)
CarMax Auto Owner Trust (CARMX)	100,000	102,005
2011-2 CL C — 2.62% 2017 (0.9 years)
DT Auto Owner Trust (DTAOT)	100,000	100,924
2013-1A CL C — 2.73% 2019 (0.8 years)(c)
Flagship Credit Auto Trust (FCAT)	81,014	81,244
2013-2 CL A — 1.94% 2019 (1.0 years)(c)
Santander Drive Auto Receivables Trust (SDART)	89,887	90,728
2011-3 CL C — 3.09% 2017 (0.3 years)
Total Asset-Backed Securities (Cost $526,707)		529,106
Commercial Mortgage-Backed Securities – 6.8%(b)
Rialto Capital Management LLC (RIAL)
2014-LT6 CL A — 2.75% 2024 (0.7 years)(c)	185,000	185,110
VFC LLC (VFCP)
2014-2 CL A — 2.75% 2030 (0.5 years)(c)	316,296	316,405
Total Commercial Mortgage-Backed Securities (Cost $501,671)		501,515

	$ Principal
Mortgage-Backed Securities – 2.9%(b)	Amount or
Federal National Mortgage Association	Shares	$ Value
Pass-Through Securities
932836 — 3.0% 2025 (3.9 years) (Cost $212,667)	205,870	212,398

U. S. Treasury Notes – 36.4%
U.S. Treasury Notes
0.75% 2/28/18	250,000	245,273
1.375% 6/30/18	210,000	209,409
1.625% 3/31/19	210,000	209,426
1.625% 6/30/19	325,000	323,312
1.625% 8/31/19	110,000	109,257
2.125% 8/31/20	210,000	211,148
2.125% 1/31/21	210,000	210,016
2.0% 5/31/21	210,000	207,588
2.25% 7/31/21	75,000	75,267
2.0% 2/15/22	210,000	206,292
2.0% 2/15/23	210,000	203,815
2.75% 11/15/23	210,000	215,283
2.5% 5/15/24	250,000	250,186
Total U.S. Treasury Notes (Cost $2,679,300)		2,676,272

Common Stocks – 2.8%
National CineMedia, Inc.	5,000	72,550
Monmouth Real Estate Investment Corp.	6,800	68,816
Redwood Trust, Inc.	3,700	61,346
Total Common Stocks (Cost $211,112)		202,712

Cash Equivalents – 7.3%
Wells Fargo Advantage Government Money Market
Fund - Institutional Class 0.01%(a)	532,809	532,809
Total Cash Equivalents (Cost $532,809)		532,809
Total Investments in Securities (Cost $7,505,048)		7,480,971
Other Liabilities in Excess of Other Assets - (1.9%)		(139,428)
Net Assets - 100%		7,341,543
Net Asset Value Per Share - Investor Class		9.98
Net Asset Value Per Share - Institutional Class		9.98

(a)	Rate presented represents the annualized 7-day yield at September 30, 2014.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

42 | Q3 2014 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments
September 30, 2014

Corporate Bonds – 39.0%
	$ Principal
	Amount	$ Value
ACI Worldwide, Inc. 6.375% 8/15/20(c)	250,000	260,000
ADT Corp. 2.25% 7/15/17	5,000,000	4,884,375
American Express Bank FSB 6.0% 9/13/17	2,500,000	2,816,753
American Express Co. 8.125% 5/20/19	1,000,000	1,250,238
American Express Credit Corp. 2.25% 8/15/19	11,042,000	10,977,316
Anheuser-Busch InBev SA/NV 4.125% 1/15/15 (Belgium)	6,000,000	6,064,410
Aon plc 3.5% 9/30/15	5,000,000	5,139,960
AutoZone, Inc. 5.75% 1/15/15	1,250,000	1,268,846
Bank of America Corp. 4.5% 4/01/15	10,000,000	10,195,860
Berkshire Hathaway, Inc.
2.1% 8/14/19	2,750,000	2,738,244
Finance Corp.
4.85% 1/15/15	1,500,000	1,519,539
0.95% 8/15/16	4,000,000	4,016,448
1.6% 5/15/17	10,000,000	10,115,940
5.4% 5/15/18	5,000,000	5,615,675
2.0% 8/15/18	2,500,000	2,511,418
2.9% 10/15/20	3,000,000	3,053,658
4.25% 1/15/21	1,000,000	1,094,575
Boardwalk Pipelines LLC 5.75% 9/15/19	11,008,000	12,024,743
Boston Properties LP
5.625% 4/15/15	10,635,000	10,917,498
5.875% 10/15/19	13,180,000	15,200,454
Cinemark USA, Inc. 7.375% 6/15/21	2,070,000	2,225,250
Comcast Corp.
6.5% 1/15/15	2,081,000	2,116,552
4.95% 6/15/16	8,590,000	9,186,429
5.15% 3/01/20	3,000,000	3,404,361
DCP Midstream Operating LP 2.5% 12/01/17	2,000,000	2,042,264
Diageo Capital plc 4.85% 5/15/18 (United Kingdom)	3,941,000	4,304,234
eBay, Inc. 2.2% 8/01/19	3,000,000	2,964,258
Expedia, Inc. 7.456% 8/15/18	13,000,000	15,216,513
FiServ, Inc. 3.125% 10/01/15	1,000,000	1,022,569
Flint Hills Resources LLC (PetroLogistics) 6.25% 4/1/20	14,905,000	16,470,025
Flir Systems, Inc. 3.75% 9/01/16	10,000,000	10,455,650
Ford Motor Credit Co. LLC 4.207% 4/15/16	10,000,000	10,462,070
General Electric Capital Corp.
2.375% 6/30/15	10,000,000	10,162,190
1.0% 9/23/15	11,992,000	12,082,815
2.25% 11/09/15	6,181,000	6,291,504

	$ Principal
	Amount	$ Value
Goldman Sachs Group, Inc. 5.95% 1/18/18	4,000,000	4,481,360
JP Morgan Chase & Co.
2.6% 1/15/16	15,000,000	15,323,205
0.6244% 11/21/16 (Bear Stearns) Floating Rate	15,000,000	15,011,190
6.3% 4/23/19	2,500,000	2,901,588
JP Morgan Chase Bank, N.A. 6.0% 7/05/17	5,000,000	5,594,085
Laboratory Corp. of America Holdings 3.125% 5/15/16	1,250,000	1,289,888
Marathon Petroleum Corp. 3.5% 3/01/16	1,000,000	1,034,856
Markel Corp.
7.125% 9/30/19	11,859,000	14,139,699
5.35% 6/01/21	10,000,000	11,195,630
4.9% 7/01/22	2,000,000	2,182,338
McKesson Corp. 1.4% 3/15/18	5,815,000	5,711,691
MetLife Global Funding I
2.0% 1/09/15(c)	10,000,000	10,046,250
3.125% 1/11/16(c)	2,000,000	2,061,366
1.3% 4/10/17(c)	1,000,000	999,041
1.875% 6/22/18(c)	1,000,000	996,352
Mohawk Industries, Inc. 6.125% 1/15/16	20,149,000	21,483,267
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,518,133
6.25% 7/15/19	6,181,000	7,215,681
Outerwall, Inc. 6.0% 3/15/19	200,000	197,500
Penske Truck Leasing
2.5% 3/15/16(c)	9,945,000	10,150,822
3.75% 5/11/17(c)	5,000,000	5,260,255
Prudential plc 11.75% 12/29/49 (United Kingdom)	7,850,000	8,034,083
Range Resources Corp. 6.75% 8/01/20	15,167,000	16,039,102
Republic Services, Inc. (Allied Waste) 3.8% 5/15/18	5,000,000	5,316,400
Safeway, Inc. 3.4% 12/01/16	1,752,000	1,769,891
SemGroup Holdings LP 7.5% 6/15/21	1,000,000	1,055,000
Shale-Inland Holdings LLC 8.75% 11/15/19(c)	2,000,000	2,080,000
Time Warner, Inc. 3.15% 7/15/15	500,000	510,014
U.S. Bancorp 2.2% 11/15/16	4,250,000	4,374,083
U.S. Bank, N.A.
4.95% 10/30/14	4,500,000	4,515,741
3.778% 4/29/20	25,829,000	26,285,889
Verizon Communications, Inc.
2.5% 9/15/16	10,750,000	11,037,906
1.35% 6/09/17	1,000,000	995,572
3.65% 9/14/18	2,000,000	2,108,436
Vornado Realty LP
4.25% 4/1/15	14,315,000	14,446,941
2.5% 6/30/19	7,280,000	7,267,901

The accompanying notes form an integral part of these financial statements.

43 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

SHORT-INTERMEDIATE INCOME FUND (CONTINUED)

	$ Principal
	Amount	$ Value
Vulcan Materials Co.
6.5% 12/01/16	737,000	800,106
6.4% 11/30/17	8,000,000	8,680,000
Washington Post Co. 7.25% 2/01/19	8,500,000	9,858,223
Wells Fargo & Co.
4.8% 11/01/14 (Wachovia Bank)	10,000,000	10,036,380
1.25% 2/13/15	27,339,000	27,434,440
0.5041% 6/15/17 (Wachovia Bank) Floating Rate	5,000,000	5,006,485
Wells Fargo Bank, N.A.
0.6191% 11/03/14 (Wachovia Bank) Floating Rate	21,585,000	21,592,706
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,157,165
Willis North America, Inc. 6.2% 3/28/17	14,477,000	15,834,103
WM Wrigley Jr. Co. 1.4% 10/21/16(c)	500,000	502,750
Yum! Brands, Inc. 4.25% 9/15/15	1,000,000	1,034,112
Total Corporate Bonds (Cost $561,330,236)		577,640,260

Convertible Bonds – 1.9%
Redwood Trust, Inc. 4.625% 4/15/18
(Cost $28,516,522)	28,465,000	28,251,513

Asset-Backed Securities – 2.6%(b)
Americredit Automobile Receivables Trust (AMCAR)
2013-5 CL A2A — 0.65% 2017 (0.4 years)	2,635,689	2,638,151
Cabela’s Master Credit Card Trust (CABMT)
2011-2A CL A2 — 0.7536% 2019 Floating Rate
(1.7 years)(c)	4,500,000	4,526,602
2012-2A CL A2 — 0.6336% 2020 Floating Rate
(2.7 years)(c)	6,000,000	6,045,582
CPS Auto Receivables Trust (CPS)
2013-A CL A — 1.31% 2020 (1.7 years)(c)	2,632,477	2,629,284
Flagship Credit Auto Trust (FCAT)
2013-2 CL A — 1.94% 2019 (1.0 years)(c)	3,321,570	3,331,030
Prestige Auto Receivables Trust (PART)
2013-1A CL A2 — 1.09% 2018 (0.4 years)(c)	1,975,127	1,978,885
2014-1A CL A2 — 0.97% 2018 (1.0 years)(c)	3,578,688	3,579,831
Santander Drive Auto Receivables Trust (SDART)
2010-3 CL C — 3.06% 2017 (0.3 years)	4,688,511	4,757,495
2012-4 CL C — 2.94% 2017 (1.0 years)	8,000,000	8,164,112
Total Asset-Backed Securities (Cost $37,394,818)		37,650,972

Commercial Mortgage-Backed Securities – 6.0%(b)
GE Commercial Mortgage Corp. Trust (GECMC)
2005-C1 CL A5 — 4.772% 2048 (0.2 years)	14,956,030	15,068,679
NLY Commercial Mortgage Trust (NLY)
2014-FL1 CL B — 1.9036% 2030 Floating Rate
(1.6 years)(c)	6,500,000	6,522,298

	$ Principal
	Amount	$ Value
Oaktree Real Estate Investments/Sabal (ORES)
2014-LV3 CL A — 3.0% 2024 (0.4 years)(c)	21,479,512	21,484,871
2013-LV2 CL A — 3.081% 2025 (0.4 years)(c)	3,855,315	3,855,731
Redwood Commercial Mortgage Corp. (RCMC)
2012-CRE1 CL A — 5.62346% 2044 (1.5 years)(c)	9,601,262	9,882,133
Rialto Capital Management, LLC (RIAL)
2014-LT6 CL A — 2.75% 2024 (0.7 years)(c)	6,815,000	6,819,041
TPG Opportunities Partners, L.P. (TOPRE)
2013-LTR1 CL A — 3.47% 2028 (0.5 years)(c)	5,618,972	5,629,772
2013-LTR1 CL B — 4.25% 2028 (0.8 years)(c)	7,649,939	7,593,498
VFC LLC (VFCP)
2014-2 CL A — 2.75% 2030 (0.5 years)(c)	9,172,583	9,175,766
2014-2 CL B — 5.5% 2030 (1.1 years)(c)	3,000,000	3,001,387
Total Commercial Mortgage-Backed Securities (Cost $88,774,096)		89,033,176

Mortgage-Backed Securities – 27.4%(b)
Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
2778 CL JD — 5.0% 2032 (0.1 years)	86,811	86,961
2934 CL KE — 5.0% 2033 (0.1 years)	234,588	235,070
2937 CL JG — 5.0% 2033 (0.2 years)	392,152	393,254
3229 CL HB — 5.0% 2025 (0.2 years)	76,308	76,795
2864 CL PE — 5.0% 2033 (0.2 years)	1,486,272	1,499,012
3556 CL MA — 5.0% 2037 (0.2 years)	143,592	144,322
2937 CL HJ — 5.0% 2019 (0.3 years)	193,867	195,946
2760 CL PD — 5.0% 2032 (0.4 years)	735,582	741,764
3840 CL KA — 5.0% 2029 (0.4 years)	1,040,061	1,049,499
2780 CL TE — 5.0% 2033 (0.4 years)	1,109,011	1,119,538
3562 CL KA — 4.0% 2022 (0.5 years)	770,005	781,468
2574 CL JM — 5.0% 2022 (0.6 years)	107,637	109,779
3170 CL EA — 4.5% 2020 (0.7 years)	374,880	383,872
3544 CL KA — 4.5% 2023 (0.7 years)	491,477	503,523
3815 CL AD — 4.0% 2025 (1.8 years)	1,029,701	1,080,466
3844 CL AG — 4.0% 2025 (2.0 years)	3,219,350	3,388,931
2952 CL PA — 5.0% 2035 (3.0 years)	1,536,370	1,652,961
4281 CL AG — 2.5% 2028 (3.2 years)	4,040,592	4,116,858
3649 CL BW — 4.0% 2025 (3.3 years)	5,350,643	5,722,448
3620 CL PA — 4.5% 2039 (3.4 years)	3,721,773	3,993,594
3003 CL LD — 5.0% 2034 (3.5 years)	3,580,651	3,911,887
3842 CL PH — 4.0% 2041 (3.7 years)	3,258,834	3,474,498
4107 CL LA — 2.5% 2031 (10.1 years)	6,957,736	6,315,930
4107 CL LW — 1.75% 2027 (10.8 years)	3,920,614	3,415,455
		44,393,831
Pass-Through Securities
EO1386 — 5.0% 2018 (1.4 years)	46,261	48,848
G18190 — 5.5% 2022 (2.5 years)	65,993	72,238
G13300 — 4.5% 2023 (2.7 years)	404,328	435,824
G18296 — 4.5% 2024 (2.8 years)	980,772	1,057,054
G18306 — 4.5% 2024 (2.9 years)	2,088,904	2,260,119

The accompanying notes form an integral part of these financial statements.

44 | Q3 2014 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value
G13517 — 4.0% 2024 (3.1 years)	1,453,098	1,544,608
G18308 — 4.0% 2024 (3.1 years)	2,066,903	2,198,192
J13949 — 3.5% 2025 (3.8 years)	8,672,166	9,164,752
G01818 — 5.0% 2035 (3.9 years)	4,298,362	4,754,410
J14649 — 3.5% 2026 (3.9 years)	6,881,160	7,228,961
E02804 — 3.0% 2025 (3.9 years)	5,555,490	5,730,656
E02948 — 3.5% 2026 (4.0 years)	16,730,134	17,603,534
J16663 — 3.5% 2026 (4.0 years)	15,301,934	16,075,355
E03033 — 3.0% 2027 (4.2 years)	8,232,799	8,480,101
E03048 — 3.0% 2027 (4.3 years)	15,569,710	16,037,402
		92,692,054
Structured Agency Credit Risk Debt Notes
2013-DN1 CL M1 — 3.5545% 2023 Floating
Rate (1.9 years)	4,704,255	4,898,559

Interest Only Securities
3974 CL AI — 3.0% 2021 (2.1 years)	11,338,076	611,050
		142,595,494
Federal National Mortgage Association
Collateralized Mortgage Obligations
2004-78 CL AB — 5.0% 2032 (0.3 years)	605,618	609,128
2009-44 CL A — 4.5% 2023 (0.9 years)	259,264	266,233
2003-86 CL KT — 4.5% 2018 (1.0 years)	247,836	255,497
2003-9 CL DB — 5.0% 2018 (1.3 years)	253,273	266,442
2011-19 CL KA — 4.0% 2025 (1.8 years)	3,178,631	3,325,249
2010-145 CL PA — 4.0% 2024 (2.5 years)	2,042,674	2,150,916
2010-54 CL WA — 3.75% 2025 (2.8 years)	2,757,728	2,910,585
		9,784,050
Pass-Through Securities
256982 — 6.0% 2017 (1.2 years)	140,207	148,206
251787 — 6.5% 2018 (1.5 years)	5,846	6,620
357414 — 4.0% 2018 (1.5 years)	538,687	570,816
254907 — 5.0% 2018 (1.5 years)	174,679	184,505
MA0464 — 3.5% 2020 (2.1 years)	5,080,152	5,349,488
357985 — 4.5% 2020 (2.1 years)	192,795	205,027
888595 — 5.0% 2022 (2.3 years)	393,909	421,779
888439 — 5.5% 2022 (2.4 years)	351,829	387,279
AD0629 — 5.0% 2024 (2.5 years)	1,347,328	1,452,825
AL0471 — 5.5% 2025 (2.5 years)	6,887,674	7,564,366
995960 — 5.0% 2023 (2.5 years)	1,164,542	1,256,837
AE0031 — 5.0% 2025 (2.7 years)	1,907,858	2,073,455
995693 — 4.5% 2024 (2.7 years)	2,022,319	2,175,607
995692 — 4.5% 2024 (2.8 years)	1,697,423	1,824,034
995755 — 4.5% 2024 (2.9 years)	2,503,852	2,672,945
930667 — 4.5% 2024 (2.9 years)	1,584,490	1,690,871
890112 — 4.0% 2024 (3.0 years)	1,372,586	1,464,568
MA0043 — 4.0% 2024 (3.0 years)	1,165,576	1,244,019
AA4315 — 4.0% 2024 (3.0 years)	2,685,294	2,865,589
AA5510 — 4.0% 2024 (3.0 years)	606,665	647,534
AR8198 — 2.5% 2023 (3.1 years)	11,515,541	11,808,858
931739 — 4.0% 2024 (3.1 years)	682,141	728,281
MA1502 — 2.5% 2023 (3.3 years)	9,618,479	9,850,753
555531 — 5.5% 2033 (3.4 years)	7,303,226	8,199,712
AD7073 — 4.0% 2025 (3.5 years)	2,192,847	2,340,887
995112 — 5.5% 2036 (3.5 years)	3,232,085	3,622,316
725232 — 5.0% 2034 (3.6 years)	632,940	700,208

	$ Principal
	Amount	$ Value
AH3429 — 3.5% 2026 (3.8 years)	29,583,453	31,288,123
AB1769 — 3.0% 2025 (3.9 years)	5,338,481	5,514,274
AB2251 — 3.0% 2026 (4.0 years)	5,819,048	6,015,248
AB3902 — 3.0% 2026 (4.2 years)	4,000,651	4,135,873
AK3264 — 3.0% 2027 (4.3 years)	9,915,458	10,250,849
AB4482 — 3.0% 2027 (4.3 years)	9,092,293	9,399,860
MA0587 — 4.0% 2030 (4.8 years)	10,250,454	10,961,229
		149,022,841
		158,806,891
Government National Mortgage Association
Interest Only Securities
2009-31 CL PI — 4.5% 2037 (1.5 years)	3,782,495	237,020
2012-61 CL BI — 4.5% 2038 (1.6 years)	1,717,637	96,524
2010-66 CL IO — 0.92845% 2052 Floating Rate
(5.2 years)	37,246,758	1,370,327
		1,703,871
Pass-Through Securities
G2 5255 — 3.0% 2026 (4.2 years)	19,178,562	20,005,490
		21,709,361
Non-Government Agency
Collateralized Mortgage Obligations
Bayview Opportunity Master Fund IIa Trust (BOMFT)
2014-18NPL CL A — 3.2282% 2034 (1.9 years)(c)	9,804,602	9,857,567
Citigroup Mortgage Loan Trust, Inc. (CMLTI)
2014-A CL A — 4.0% 2035 (2.6 years)(c)	5,502,873	5,761,027
J.P. Morgan Mortgage Trust (JPMMT)
2014-2 CL 2A2 — 3.5% 2029 (3.6 years)(c)	8,844,712	9,195,471
Oak Hill Advisors Residential Loan Trust (OHART)
2014-NPL1 CL A — 2.8828% 2054 (0.7 years)(c)	6,530,938	6,550,329
Selene Non-Performing Loans LLC (SNPL)
2014-1A CL A — 2.9814% 2054 (2.1 years)(c)	1,999,811	1,993,610
Sequoia Mortgage Trust (SEMT)
2011-1 CL A1 — 4.125% 2041 (0.1 years)	895,137	909,991
2012-1 CL 1A1 — 2.865% 2042 (1.6 years)	4,733,198	4,785,164
2012-2 CL A2 — 3.5% 2042 (1.7 years)	3,699,521	3,777,012
2010-H1 CL A1 — 2.68886% 2040 Variable
Rate (1.9 years)	873,724	860,131
2012-4 CL A1 — 3.5% 2042 (6.9 years)	8,403,143	8,439,461
2013-4 CL A3 — 1.55% 2043 (7.8 years)	13,554,085	12,735,824
Stanwich Mortgage Loan Co. (STWH)
2012-NPL4 CL A — 2.9814% 2042 (0.6 years)(c)	576,270	577,094
2013-NPL1 CL A — 2.9814% 2043 (0.7 years)(c)	3,276,796	3,271,029
2013-NPL2 CL A — 3.2282% 2059 (2.3 years)(c)	6,263,491	6,263,491
Vericrest Opportunity Loan Trust (VOLT)
2014-NPL4 CL A1 — 3.125% 2054 (1.5 years)(c)	7,957,338	7,977,056
Washington Mutual, Inc. (WAMU)
2003-S7 CL A1 — 4.5% 2018 (0.1 years)	79,888	80,930
		83,035,187
Total Mortgage-Backed Securities (Cost $400,223,270)		406,146,933

The accompanying notes form an integral part of these financial statements.

45 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

SHORT-INTERMEDIATE INCOME FUND (CONTINUED)

Taxable Municipal Bonds – 0.5%	$ Principal
	Amount	$ Value
Los Angeles, California Cmty Dev 6.0% 9/01/15	1,220,000	1,277,010
Menomonee Falls, Wisconsin 4.25% 11/01/14	2,000,000	2,006,260
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	878,627
4.788% 6/01/18	1,000,000	1,093,570
Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,421,188
Total Taxable Municipal Bonds (Cost $6,375,380)		6,676,655
U.S. Treasury And Government Agency – 19.9%
U.S. Treasury
U.S. Treasury Notes
0.25% 8/15/15	30,000,000	30,039,270
0.375% 1/15/16	40,000,000	40,060,920
0.375% 2/15/16	55,000,000	55,075,185
0.875% 11/30/16	20,000,000	20,076,560
0.875% 1/31/17	25,000,000	25,050,775
0.75% 6/30/17	20,000,000	19,869,540
1.375% 6/30/18	25,000,000	24,929,700
1.25% 1/31/19	15,000,000	14,750,385
1.625% 6/30/19	10,000,000	9,948,050
2.125% 8/31/20	15,000,000	15,082,035
2.0% 11/30/20	20,000,000	19,895,320
		274,777,740
Government Agency

Federal Home Loan Bank
1.625% 4/28/17	20,000,000	20,169,540
Total U.S. Treasury and Government Agency (Cost $294,555,725)		294,947,280

	$ Principal
Common Stocks – 1.5%	Amount or
	Shares	$ Value
Redwood Trust, Inc.	842,000	13,960,360
National CineMedia, Inc.	595,000	8,633,450
Total Common Stocks (Cost $17,648,414)		22,593,810
Cash Equivalents – 1.4%
Wells Fargo Advantage Government Money Market
Fund - Institutional Class 0.01%(a)	20,317,090	20,317,090
Total Cash Equivalents (Cost $20,317,090)		20,317,090
Total Investments in Securities (Cost $1,455,135,551)		1,483,257,689
Other Liabilities in Excess of Other Assets - (0.2%)		(2,310,260)
Net Assets - 100%		1,480,947,429
Net Asset Value Per Share - Investor Class		12.43
Net Asset Value Per Share - Institutional Class		12.45

(a)	Rate presented represents the annualized 7-day yield at September 30, 2014.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

46 | Q3 2014 SEMI-ANNUAL REPORT

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47 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments
September 30, 2014

Municipal Bonds – 96.7%
	% of Net	$ Principal
	Assets	Amount	$ Value
Arizona	1.5
Maricopa County, General Obligation,
Peoria Unified School District No. 11,
Series 2006, 5.0% 7/01/24		950,000	1,021,355

Florida	5.3
Greater Orlando, Aviation Authority, Revenue,
Series 2009A, AMT, 6.0%, 10/01/16		1,000,000	1,111,270
JEA, Electric System Revenue, Series
Three 2009B 5.0%, 10/01/28		300,000	301,053
Miami, Dade County, Aviation Revenue,
Series 2010A 4.25%, 10/01/18		1,000,000	1,120,510
Orlando Utilities Commission, Utility System
Revenue, Refunding, Series 2006, 5.0%, 10/01/17		1,000,000	1,092,360
			3,625,193

Illinois	0.4
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital, 5.0%, 8/15/17		245,000	273,783

Iowa	0.9
Cedar Rapids Community School District,
Infrastructure Sales, Services and
Use Tax Revenue, Series 2011 4.0%, 7/01/20		600,000	637,368

Nebraska	81.6
Adams County, Hospital Authority #1, Revenue, Mary
Lanning Memorial Hospital Project, Radian Insured
4.25%, 12/15/16		250,000	265,767
4.4%, 12/15/17		250,000	271,465
Bellevue, Development Revenue, Bellevue University
Project, Series 2010A, 2.75%, 12/01/15		1,000,000	1,007,800
Cornhusker Public Power District, Electric System
Revenue, Refunding,
Series 2010, 2.4%, 7/01/17		400,000	405,408
Series 2014, 2.25%, 7/01/22		260,000	261,651
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17		125,000	127,280
2.75%, 12/15/19		100,000	101,658
Douglas County, Educational Facility Revenue,
Creighton University Project, Refunding, Series 2010A
5.0%, 7/01/16		430,000	456,931
5.6%, 7/01/25		400,000	455,352
Douglas County, Elkhorn Public School District #10,
Series 2010B, 3.0%, 6/15/16		525,000	529,315
Douglas County, General Obligation, Refunding,
Series 2011B, 3.0%, 12/15/19		1,155,000	1,208,465
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured, 5.125% 9/01/17		160,000	160,243

		$ Principal
		Amount	$ Value
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008, 4.75%, 9/01/28		500,000	531,165
Nebraska Medical Center Project, Series 2003
5.0%, 11/15/14		380,000	382,215
5.0%, 11/15/15		295,000	309,856
Refunding, Children’s Hospital Obligated Group,
Series 2008B
4.5%, 8/15/15		230,000	237,866
5.25%, 8/15/20		1,000,000	1,087,540
5.5%, 8/15/21		815,000	883,207
5.5%, 8/15/21, Pre-Refunded 8/15/17 @ 100		615,000	699,962
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System, 5.5%, 11/01/18		385,000	408,061
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16		600,000	609,870
4.75%, 9/01/17		200,000	203,464
Fremont, Combined Utility Revenue, Series 2014B,
3.0%, 7/15/21		370,000	392,629
Hastings, Combined Utility Revenue, Refunding, Series 2012
2.0%, 10/15/16		320,000	329,338
2.0%, 10/15/17		430,000	444,977
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15		415,000	415,901
3.0%, 11/15/17		640,000	641,344
Lancaster County, Hospital Authority #1, Revenue,
Refunding, Bryan LGH Medical Center
Series 2006, 4.0%, 6/01/19		300,000	311,202
Series 2008A, 5.0%, 6/01/16		500,000	530,985
Series 2008A, 5.0%, 6/01/17		500,000	545,180
Lincoln, Certificates of Participation, Series 2010A,
2.4%, 3/15/17		395,000	401,822
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19		645,000	666,285
2.5%, 4/01/21		925,000	939,088
Lincoln, Electric System Revenue, Refunding,
Series 2007B, 5.0%, 9/01/18		1,000,000	1,086,600
Series 2012, 5.0%, 9/01/21		1,000,000	1,204,400
Lincoln, General Obligation, Highway Allocation Fund,
4.0%, 5/15/23		1,000,000	1,066,350
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18		440,000	476,230
Lincoln, Sanitary Sewer Revenue, Refunding, Series 2012
1.5%, 6/15/17		440,000	449,561
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding,
2009 Series A, BHAC Insured, 5.0%, 4/01/20		500,000	573,455
2012 Series A, 5.0%, 4/01/18		100,000	113,570
2013 Series A, 4.0%, 4/01/17		250,000	270,760

The accompanying notes form an integral part of these financial statements.

48 | Q3 2014 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

		$ Principal
		Amount	$ Value
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project, 5.05%, 12/01/23		500,000	492,400
Nebraska Investment Financial Authority, Revenue, Drinking
Water State Revolving Fund, Series 2010A, 4.0%, 7/01/25		750,000	791,617
Nebraska Investment Financial Authority, Homeownership
Revenue, 2011 Series A, 2.4%, 9/01/17		430,000	446,224
Nebraska Public Power District, Revenue,
2005 Series A, 5.0%, 1/01/18		200,000	207,280
2005 Series B-2, 5.0%, 1/01/16		1,000,000	1,012,300
2007 Series B, 5.0%, 1/01/20		395,000	439,343
2007 Series B, 5.0%, 1/01/21		1,750,000	1,941,397
2008 Series B, 5.0%, 1/01/19		250,000	281,665
2010 Series C, 4.25%, 1/01/17		500,000	542,065
2011 Series A, 4.0%, 1/01/15		250,000	252,470
2012 Series A, 4.0%, 1/01/21		500,000	562,560
2012 Series A, 5.0%, 1/01/21		500,000	591,930
2012 Series B, 3.0%, 1/01/24		1,000,000	1,031,770
2012 Series C, 5.0%, 1/01/19		500,000	563,330
Nebraska State Colleges Facility Corp., Deferred
Maintenance Revenue, MBIA Insured
4.25%, 7/15/15		405,000	417,454
5.0%, 7/15/16		200,000	215,338
4.0%, 7/15/17		200,000	211,004
Omaha Convention Hotel Corp., Revenue, Convention
Center Hotel, First Tier, Refunding, Series 2007, AMBAC
Insured, 5.0%, 2/01/20		600,000	649,902
Omaha, General Obligation, Refunding, Series 2008
5.0%, 6/01/20		350,000	400,950
5.25%, 10/15/19		250,000	291,870
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project,
Series 2009, 5.0%, 6/01/23		770,000	886,486
Series 2010, 4.125%, 6/01/29		650,000	686,796
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17		235,000	251,669
3.95%, 10/15/18		240,000	257,266
Omaha Public Power District,
Electric System Revenue,
2007 Series A, 4.1%, 2/01/19		1,000,000	1,066,990
2012 Series A, 5.0%, 2/01/24		2,000,000	2,377,900
Electric System Subordinated Revenue,
2006 Series B, FGIC Insured, 4.75%, 2/01/36		1,000,000	1,038,070
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/14		250,000	251,192
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A, 3.15%, 12/01/17		930,000	965,349
Series 2009, 5.0%, 12/01/28		500,000	564,175
Papio-Missouri River Natural Resources District, General
Obligation, Flood Protection and Water Quality Enhancement,
Series 2013
3.0%, 12/15/16		400,000	421,692
3.0%, 12/15/17		385,000	411,480
3.0%, 12/15/18		500,000	531,715
Series 2013B, 5.0%, 12/15/19		400,000	453,424

	% of Net	$ Principal
	Assets	Amount	$ Value
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A,
AGC-ICC AMBAC Insured, 5.0%, 1/01/19		1,260,000	1,359,931
AMBAC Insured, 5.0%, 1/01/18		750,000	810,698
AMBAC Insured, 5.0%, 1/01/26		800,000	859,008
Sarpy County, Recovery Zone Facility Certificates of
Participation, Series 2010
2.35%, 12/15/18		155,000	162,550
2.6%, 12/15/19		135,000	142,699
Southern Nebraska Public Power District, Electric System
Revenue, AMBAC Insured, 4.625%, 9/15/21		1,000,000	1,056,800
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue,
Series 2006, 5.0%, 7/15/18		830,000	896,931
Financing Agreement Revenue, UNMC Eye Institute,
Series 2011, 2.0%, 3/01/15		525,000	529,085
Lease Rental Revenue, NCTA Education Center/Student
Housing Project, Series 2011, 3.75% 6/15/19		285,000	315,968
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25		330,000	347,193
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19		2,160,000	2,169,050
Lincoln Parking Project, Refunding,
Series 2005
4.0%, 6/01/17		1,070,000	1,095,166
4.5%, 6/01/20		500,000	513,460
Series 2013, 2.0%, 6/01/16		310,000	318,627
Omaha Health & Recreation Project
4.05%, 5/15/19		390,000	428,848
5.0%, 5/15/33		700,000	772,884
Omaha Student Facilities Project
5.0%, 5/15/27		800,000	873,216
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16		330,000	330,611
3.4%, 9/01/17		415,000	415,735
			56,369,751

North Dakota	1.2
Grand Forks, Sales Tax Revenue, Refunding,
Series 2005A, 5.0%, 12/15/21		795,000	838,773

Puerto Rico	1.5
Electric Power Authority Revenue, Series RR,
FSA Insured 5.0%, 7/01/20		1,000,000	1,005,360

Tennessee	1.1
Memphis, General Obligation, General Improvement,
Series 2006A, 5.0%, 11/01/19		720,000	757,663

The accompanying notes form an integral part of these financial statements.

49 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

NEBRASKA TAX-FREE INCOME FUND (CONTINUED)

		$ Principal
	% of Net	Amount or
	Assets	Shares	$ Value
Texas	1.8
San Antonio, General Obligation, Refunding,
Series 2010 5.0%, 2/01/19		1,195,000	1,269,221

Virginia	1.4
Chesterfield County, General Obligation, Refunding,
Series 2005B, 5.0%, 1/01/17		975,000	986,797
Total Municipal Bonds (Cost $64,393,541)			66,785,264
Cash Equivalents – 2.2%
Wells Fargo Advantage Tax-Free Money Market
Fund - Institutional Class 0.01%(a)		1,543,820	1,543,820
Total Cash Equivalents (Cost $1,543,820)			1,543,820
Total Investments in Securities (Cost $65,937,361)			68,329,084
Other Assets Less Other Liabilities - 1.1%			730,149
Net Assets - 100%			69,059,233
Net Asset Value Per Share			10.23

(a)	Rate presented represents the annualized 7-day yield at September 30, 2014.

The accompanying notes form an integral part of these financial statements.

50 | Q3 2014 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

GOVERNMENT MONEY MARKET FUND

Schedule of Investments
September 30, 2014

	$ Principal
U.S. Treasury – 93.7%†	Amount or
	Shares	$ Value
U.S. Treasury Bills
0.02% 10/09/14	30,000,000	29,999,883
0.02% 10/23/14	25,000,000	24,999,694
0.03% 11/20/14	20,000,000	19,999,306
0.03% 11/28/14	10,000,000	9,999,517
0.02% 12/26/14	15,000,000	14,999,462
Total U.S. Treasury		99,997,862

Money Market Funds – 6.3%
Wells Fargo Advantage Money Market Funds
Government - Institutional Class 0.01%(a)	6,698,370	6,698,370
100% Treasury - Service Class 0.00%(a)	52,556	52,556
Total Money Market Funds		6,750,926
Total Investments in Securities (Cost $106,748,788)		106,748,788
Other Liabilities in Excess of Other Assets - 0.0%		(59,227)
Net Assets - 100%		106,689,561
Net Asset Value Per Share		1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2014.

The accompanying notes form an integral part of these financial statements.

51 |Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2014

								Short-	Nebraska	Government
(In U.S. dollars, except share data)	Value	Partners Value	Partners III Opportunity	Research	Hickory	Balanced	Core Plus Income	Intermediate Income	Tax-Free Income	Money Market
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	1,125,961,512	1,053,607,711	1,113,033,242	23,001,804	448,732,041	126,914,565	7,480,971	1,483,257,689	68,329,084	106,748,788
Controlled affiliates(a)	—	—	3,109,900	—	—	—	—	—	—	—
	1,125,961,512	1,053,607,711	1,116,143,142	23,001,804	448,732,041	126,914,565	7,480,971	1,483,257,689	68,329,084	106,748,788
Accrued interest and dividends receivable	381,174	97,641	1,618	5,423	65,039	152,618	47,262	8,277,070	744,134	68
Due from broker	—	—	162,510,155	—	—	—	—	—	—	—
Receivable for securities sold	—	—	5,901	423,286	—	—	—	—	—	—
Receivable for fund shares sold	162,431	371,844	637,299	—	121,228	279,753	—	1,276,713	57,500	—
Total assets	1,126,505,117	1,054,077,196	1,279,298,115	23,430,513	448,918,308	127,346,936	7,528,233	1,492,811,472	69,130,718	106,748,856
Liabilities:
Dividends payable on securities sold short	—	—	187,838	—	—	—	—	—	—	—
Due to adviser	1,181,163	1,072,462	1,235,514	18,839	551,438	134,302	4,856	915,062	63,485	952
Options written, at value(b)	—	—	3,959,000	—	—	—	—	—	—	—
Payable for securities purchased	11,019,517	7,615,310	14,503,600	227,491	135,579	1,429,482	181,834	8,418,629	—	—
Payable for fund shares redeemed	820,462	408,083	1,188,210	—	261,071	3,327,088	—	2,530,352	8,000	58,227
Securities sold short(c)	—	—	148,518,200	—	—	—	—	—	—	—
Other	—	—	7,968	—	—	—	—	—	—	116
Total liabilities	13,021,142	9,095,855	169,600,330	246,330	948,088	4,890,872	186,690	11,864,043	71,485	59,295
Net assets	1,113,483,975	1,044,981,341	1,109,697,785	23,184,183	447,970,220	122,456,064	7,341,543	1,480,947,429	69,059,233	106,689,561
Composition of net assets:
Paid in capital	749,570,304	739,413,939	805,508,361	19,232,917	335,810,138	103,465,791	7,355,066	1,451,980,214	66,665,603	106,690,453
Accumulated undistributed net investment income (loss)	(4,598,489)	(3,440,220)	(6,572,600)	(32,888)	(1,531,118)	(132,816)	10,554	(1,016,987)	3,476	—
Accumulated net realized gain (loss)	21,614,766	12,368,700	12,014,130	1,393,948	11,146,973	1,395,208	—	1,862,064	(1,569)	(892)
Net unrealized appreciation (depreciation) of investments	346,897,394	296,638,922	298,747,894	2,590,206	102,544,227	17,727,881	(24,077)	28,122,138	2,391,723	—
Net assets	1,113,483,975	1,044,981,341	1,109,697,785	23,184,183	447,970,220	122,456,064	7,341,543	1,480,947,429	69,059,233	106,689,561
Net assets:(d)
Investor Class	932,209,834	774,370,551	62,730,768	23,184,183	447,970,220	122,456,064	3,552,054	121,486,834	69,059,233	106,689,561
Institutional Class	181,274,141	270,610,790	1,046,967,017				3,789,489	1,359,460,595
Shares outstanding:(d)(e)
Investor Class	20,488,260	23,299,991	3,886,091	1,968,241	8,199,591	8,765,552	355,905	9,775,276	6,752,309	106,690,453
Institutional Class	3,982,968	8,139,797	64,263,012				379,568	109,187,810
Net asset value, offering and redemption price:(d)
Investor Class	45.50	33.23	16.14	11.78	54.63	13.97	9.98	12.43	10.23	1.00
Institutional Class	45.51	33.25	16.29				9.98	12.45
(a) Cost of investments in securities:,
Unaffiliated issuers	779,064,118	756,968,789	783,334,171	20,411,598	346,187,814	109,186,684	7,505,048	1,455,135,551	65,937,361	106,748,788
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—	—
	779,064,118	756,968,789	786,233,550	20,411,598	346,187,814	109,186,684	7,505,048	1,455,135,551	65,937,361	106,748,788

(b) Premiums from options written	—	—	3,363,750	—	—	—	—	—	—	—
(c) Proceeds from short sales	—	—	117,951,752	—	—	—	—	—	—	—
(d) Funds with a single share class are shown with the Investor Class
(e) Indefinite number of no par value shares authorized

The accompanying notes form an integral part of these financial statements.

52 | Q3 2014 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

STATEMENTS OF OPERATIONS

Six months ended September 30, 2014

								Short-	Nebraska	Government
		Partners	Partners III				Core Plus	Intermediate	Tax-Free	Money
(In U.S. dollars)	Value	Value	Opportunity	Research	Hickory	Balanced	Income(b)	Income	Income	Market
Investment income:
Dividends:
Unaffiliated issuers(a)	3,669,432	3,939,100	4,816,028	95,390	1,914,641	404,237	2,056	537,520	—	—
Interest	70,333	70,129	18,681	190	25,386	209,301	17,623	16,956,329	1,031,539	16,007
Total investment income	3,739,765	4,009,229	4,834,709	95,580	1,940,027	613,538	19,679	17,493,849	1,031,539	16,007
Expenses:
Investment advisory fees	5,578,858	5,176,477	6,038,957	120,402	2,417,207	510,419	4,890	3,058,067	139,646	224,431
Administrative fees	587,181	577,928	627,914	30,443	316,256	115,645	8,356	968,724	67,643	93,711
Shareholder servicing fees:
Investor Class	315,393	300,051	35,952	—	—	—	1,671	62,877	—	—
Institutional Class	3,081	5,439	123,939	—	—	—	1,671	243,054	—	—
Distribution fees - Investor Class	—	—	63,301	—	—	—	—	98,537	—	—
Custodial fees	9,248	8,716	12,764	1,574	6,097	2,356	225	12,814	1,017	1,898
Dividends on securities sold short	—	—	1,084,210	—	—	—	—	—	—	—
Interest	—	—	1,061,134	—	—	—	—	—	—	—
Professional fees	38,453	36,213	42,880	10,413	26,206	13,433	5,196	60,254	12,381	13,325
Registration fees	31,556	35,053	58,216	8,500	25,005	15,925	9,000	45,542	3,762	11,000
Sub-transfer agent fees	90,734	63,224	74,473	11,761	108,563	15,897	7,784	74,438	12,280	15,232
Trustees fees	33,586	30,921	39,316	766	15,925	4,004	87	49,662	2,268	3,695
Other	87,458	65,735	75,684	6,949	53,084	20,084	3,133	156,985	22,877	13,785
	6,775,548	6,299,757	9,338,740	190,808	2,968,343	697,763	42,013	4,830,954	261,874	377,077
Less expenses waived/reimbursed by investment adviser	(42,592)	(82,961)	(32,202)	(82,447)	—	—	(32,888)	(40,133)	—	(367,155)
Net expenses	6,732,956	6,216,796	9,306,538	108,361	2,968,343	697,763	9,125	4,790,821	261,874	9,922
Net investment income (loss)	(2,993,191)	(2,207,567)	(4,471,829)	(12,781)	(1,028,316)	(84,225)	10,554	12,703,028	769,665	6,085
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	21,618,855	14,383,915	15,716,619	1,406,556	11,026,116	1,399,400	—	1,972,733	—	104
Options written	—	—	(3,626,109)	—	—	—	—	—	—	—
Net realized gain (loss)	21,618,855	14,383,915	12,090,510	1,406,556	11,026,116	1,399,400	—	1,972,733	—	104
Net unrealized appreciation (depreciation):
Unaffiliated issuers	7,741,632	(5,243,353)	(7,264,373)	(1,200,871)	(25,148,055)	(1,261,034)	(24,077)	(7,554,967)	264,313	—
Controlled affiliates	—	—	(703,700)	—	—	—	—	—	—	—
Options written	—	—	709,473	—	—	—	—	—	—	—
Securities sold short	—	—	417,378	—	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	7,741,632	(5,243,353)	(6,841,222)	(1,200,871)	(25,148,055)	(1,261,034)	(24,077)	(7,554,967)	264,313	—
Net realized and unrealized gain (loss) on investments	29,360,487	9,140,562	5,249,288	205,685	(14,121,939)	138,366	(24,077)	(5,582,234)	264,313	104
Net increase (decrease) in net assets resulting from operations	26,367,296	6,932,995	777,459	192,904	(15,150,255)	54,141	(13,523)	7,120,794	1,033,978	6,189
(a) Foreign taxes withheld	—	—	—	—	—	4,318	—	—	—	—
(b) Initial offering of shares on July 31, 2014 (See Note 1)

The accompanying notes form an integral part of these financial statements.

53 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENTS OF CHANGES IN NET ASSETS

	Value		Partners Value		Partners III Opportunity		Research
	Six months		Six months		Six months		Six months
	ended		ended		ended		ended
	Sept. 30, 2014	Year ended	Sept. 30, 2014	Year ended	Sept. 30, 2014	Year ended	Sept. 30, 2014	Year ended
(In U.S. dollars)	(Unaudited)	March 31,2014	(Unaudited)	March 31, 2014	(Unaudited)	March 31, 2014	(Unaudited)	March 31, 2014
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	(2,993,191)	(4,366,148)	(2,207,567)	(4,472,756)	(4,471,829)	(7,643,276)	(12,781)	(61,535)
Net realized gain (loss)	21,618,855	104,789,696	14,383,915	69,226,179	12,090,510	37,381,349	1,406,556	3,128,526
Net unrealized appreciation (depreciation)	7,741,632	92,011,554	(5,243,353)	106,467,496	(6,841,222)	122,453,759	(1,200,871)	1,031,730
Net increase (decrease) in net assets resulting from operations	26,367,296	192,435,102	6,932,995	171,220,919	777,459	152,191,832	192,904	4,098,721
Distributions to shareholders from:
Net investment income:(b)
Investor Class	—	—	—	—	—	—	—	(2,502)
Institutional Class	—	—	—	—	—	—
Net realized gains:(b)
Investor Class	(43,455,185)	—	(5,353,208)	—	(1,273,940)	(1,132,015)	(2,093,223)	(697,747)
Institutional Class	—	—	—	—	(19,148,270)	(22,433,564)
Total distributions	(43,455,185)	—	(5,353,208)	—	(20,422,210)	(23,565,579)	(2,093,223)	(700,249)
Fund share transactions:(b)
Investor Class	(34,139,070)	(38,704,999)	(45,639,258)	59,065,188	(14,627,537)	53,495,912	826,450	1,740,812
Institutional Class	(2,570,898)	—	14,541,721	—	(98,277,021)	375,653,095
Net increase (decrease) from fund share transactions	(36,709,968)	(38,704,999)	(31,097,537)	59,065,188	(112,904,558)	429,149,007	826,450	1,740,812
Total increase (decrease) in net assets	(53,797,857)	153,730,103	(29,517,750)	230,286,107	(132,549,309)	557,775,260	(1,073,869)	5,139,284
Net assets:
Beginning of period	1,167,281,832	1,013,551,729	1,074,499,091	844,212,984	1,242,247,094	684,471,834	24,258,052	19,118,768
End of period	1,113,483,975	1,167,281,832	1,044,981,341	1,074,499,091	1,109,697,785	1,242,247,094	23,184,183	24,258,052
Undistributed net investment income (loss)	(4,598,489)	(1,605,298)	(3,440,220)	(1,232,653)	(6,572,600)	(2,100,771)	(32,888)	(20,107)
(a) Initial offering of shares on July 31, 2014 (see Note 1)
(b) Funds with a single share class are shown with the Investor Class

The accompanying notes form an integral part of these financial statements.

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Hickory		Balanced		Core Plus Income	Short-Intermediate Income		Nebraska Tax-Free Income		Government Money Market
Six months		Six months		Two months	Six months		Six months		Six months
ended		ended		ended	ended		ended		ended
Sept. 30, 2014	Year ended	Sept. 30, 2014	Year ended	Sept. 30, 2014(a)	Sept. 30, 2014	Year ended	Sept. 30, 2014	Year ended	Sept. 30, 2014	Year ended
(Unaudited)	March 31, 2014	(Unaudited)	March 31, 2014	(Unaudited)	(Unaudited)	March 31, 2014	(Unaudited)	March 31, 2014	(Unaudited)	March 31, 2014

(1,028,316)	(3,102,329)	(84,225)	(237,897)	10,554	12,703,028	26,169,801	769,665	1,633,856	6,085	11,261
11,026,116	35,478,965	1,399,400	6,426,467	—	1,972,733	5,550,066	—	360,245	104	(996)

(25,148,055)	36,689,967	(1,261,034)	5,047,546	(24,077)	(7,554,967)	(23,789,631)	264,313	(1,950,131)	—	—

(15,150,255)	69,066,603	54,141	11,236,116	(13,523)	7,120,794	7,930,236	1,033,978	43,970	6,189	10,265

—	—	—	(19,778)	—	(1,033,047)	(1,700,771)	(784,413)	(1,648,955)	(6,085)	(11,261)
				—	(13,283,206)	(27,208,054)
(12,138,675)	—	(2,313,220)	(5,813,867)	—	—	—	—	(361,341)	—	(92)
				—	—	—

(12,138,675)	—	(2,313,220)	(5,833,645)	—	(14,316,253)	(28,908,825)	(784,413)	(2,010,296)	(6,085)	(11,353)

(42,381,185)	16,487,841	(2,188,406)	23,395,791	3,559,185	10,469,695	34,490,796	(1,458,425)	(31,530,046)	(17,468,996)	16,241,532
				3,795,881	(61,038,864)	21,921,980
(42,381,185)	16,487,841	(2,188,406)	23,395,791	7,355,066	(50,569,169)	56,412,776	(1,458,425)	(31,530,046)	(17,468,996)	16,241,532
(69,670,115)	85,554,444	(4,447,485)	28,798,262	7,341,543	(57,764,628)	35,434,187	(1,208,860)	(33,496,372)	(17,468,892)	16,240,444
517,640,335	432,085,891	126,903,549	98,105,287	—	1,538,712,057	1,503,277,870	70,268,093	103,764,465	124,158,453	107,918,009
447,970,220	517,640,335	122,456,064	126,903,549	7,341,543	1,480,947,429	1,538,712,057	69,059,233	70,268,093	106,689,561	124,158,453
(1,531,118)	(502,802)	(132,816)	(48,591)	10,554	(1,016,987)	596,238	3,476	18,224	—	—

The accompanying notes form an integral part of these financial statements.

55 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENT OF CASH FLOWS

Partners III Opportunity
(In U.S. dollars)	Six Months Ended September 30, 2014
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	777,459
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(244,963,651)
Proceeds from sale of investment securities	154,925,831
Proceeds from securities sold short	55,793,978
Sale of short-term investment securities, net	224,423,378
Decrease in accrued interest and dividends receivable	5,908
Increase in due from broker	(66,695,329)
Increase in receivable for securities sold	(5,901)
Decrease in receivable for fund shares sold	753,512
Increase in dividends payable on securities sold short	64,146
Decrease in due to adviser	(43,766)
Increase in payable for securities purchased	13,199,327
Increase in payable for fund shares redeemed	336,137
Increase in other liabilities	5,027
Net unrealized depreciation on investments, options and short sales	6,841,222
Net realized gain on investments and options	(12,090,510)
Net cash provided by operating activities	133,326,768
Cash flows from financing activities:
Proceeds from sales of fund shares	133,487,392
Payments for redemptions of fund shares	(262,100,599)
Cash distributions to shareholders	(4,713,561)
Net cash used in financing activities	(133,326,768)
Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—
Balance, end of period	—
Supplemental disclosure of cash flow information:
Cash payments for interest	1,056,107
Noncash financing activities:
Reinvestment of shareholder distributions	15,708,649

The accompanying notes form an integral part of these financial statements.

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57 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

FINANCIAL HIGHLIGHTS

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated. (All information for the periods ended 9/30/14 is unaudited.)

		Income (loss) from Investment Operations				Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)		Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains
Value - Investor Class
Six months ended 9/30/2014	46.20	(0.10	)(a)	1.14	1.04	—	(1.74)
2014	38.61	(0.17)		7.76	7.59	—	—
2013	32.98	(0.02)		5.68	5.66	(0.03)	—
2012	30.07	0.04		2.94	2.98	(0.07)	—
2011	26.14	0.07		3.86	3.93	—	—
2010	16.90	(0.07)		9.37	9.30	(0.06)	—
Value - Institutional Class
Two months ended 9/30/2014(b)	44.80	(0.16	)(a)	0.87	0.71	—	—
Partners Value - Investor Class
Six months ended 9/30/2014	33.20	(0.06	)(a)	0.26	0.20	—	(0.17)
2014	27.75	(0.14)		5.59	5.45	—	—
2013	23.25	(0.06)		4.56	4.50	—	—
2012	22.05	(0.07)		1.27	1.20	—	—
2011	18.24	(0.05)		3.86	3.81	—	—
2010	11.77	(0.08)		6.56	6.48	(0.01)	—
Partners Value - Institutional Class
Two months ended 9/30/2014(b)	33.22	(0.06	)(a)	0.09	0.03	—	—
Partners III Opportunity - Investor Class
Six months ended 9/30/2014	16.43	(0.08	)(a)	0.06	(0.02)	—	(0.27)
2014	14.26	(0.17	)(a)	2.71	2.54	—	(0.37)
2013	12.90	(0.12	)(a)	2.40	2.28	—	(0.92)
Eights months ended 3/31/2012(c)	12.08	(0.09	)(a)	0.91	0.82	—	—
Partners III Opportunity - Institutional Class
Six months ended 9/30/2014	16.55	(0.06	)(a)	0.07	0.01	—	(0.27)
2014	14.33	(0.12	)(a)	2.71	2.59	—	(0.37)
2013	12.93	(0.08	)(a)	2.40	2.32	—	(0.92)
2012	12.63	(0.07	)(a)	0.67	0.60	—	(0.30)
2011	10.15	(0.06)		2.54	2.48	—	—
2010	6.26	(0.08)		3.97	3.89	—	—
Research
Six months ended 9/30/2014	12.76	(0.01)		0.12	0.11	—	(1.09)
2014	10.83	(0.03)		2.35	2.32	— #	(0.39)
2013	11.07	0.01		0.65	0.66	(0.01)	(0.89)
2012	10.38	0.01		1.20	1.21	(0.01)	(0.51)
Three months ended 3/31/2011(d)	10.00	—	#	0.38	0.38	—	—

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on July 31, 2014 (See Note 1)
(c)	Initial offering of shares on August 1, 2011 (See Note 1)
(d)	Initial offering of shares on December 31, 2010 (See Note 1)
(e)	Included in the expense ratio is 0.17%, 0.11%, 0.14% and 0.12% related to interest expense and 0.18%, 0.16%, 0.28% and 0.24% related to dividend expense on securities sold short for the periods ended September 30, 2014, March 31, 2014, 2013 and 2012, respectively.
(f)	Included in the expense ratio is 0.17%, 0.12%, 0.14%, 0.11%, 0.15% and 0.26% related to interest expense and 0.18%, 0.15%, 0.27%, 0.18%, 0.16% and 0.30% related to dividend expense on securities sold short for the periods ended September 30, 2014, March 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying notes form an integral part of these financial statements.

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		Ratios/Supplemental Data
					Ratio of expenses to average net assets
									Ratio of net
									investment income	Portfolio
Total	Net asset value,			Net assets, end of	Prior to fee		Net of fee		(loss) to average	turnover
distributions	end of period	Total Return (%)		period ($000)	waivers (%)		waivers (%)		net assets (%)	rate (%)
(1.74)	45.50	2.26	†	932,210	1.18	*	1.18	*	(0.43)*	8	†
—	46.20	19.66		1,167,282	1.18		1.18		(0.41)	19
(0.03)	38.61	17.20		1,013,552	1.20		1.20		(0.07)	20
(0.07)	32.98	9.94		1,011,671	1.20		1.20		0.11	31
—	30.07	15.03		971,285	1.21		1.21		0.23	46
(0.06)	26.14	55.12		977,576	1.22		1.22		(0.29)	19
—	45.51	1.58	†	181,274	1.06	*	0.99	*	(2.10)*	8	†
(0.17)	33.23	0.59	†	774,371	1.19	*	1.18	*	(0.35)*	8	†
—	33.20	19.64		1,074,499	1.18		1.18		(0.46)	19
—	27.75	19.35		844,213	1.19		1.19		(0.25)	24
—	23.25	5.44		707,174	1.20		1.20		(0.32)	31
—	22.05	20.89		754,598	1.21		1.21		(0.26)	42
(0.01)	18.24	55.10		622,107	1.21		1.21		(0.52)	30
—	33.25	0.09	†	270,611	1.04	*	0.99	*	(1.06)*	8	†
(0.27)	16.14	(0.14	)†	62,731	1.88	*(e)	1.80	*(e)	(1.01)*	20	†
(0.37)	16.43	17.94		78,586	1.84	(e)	1.68	(e)	(1.10)	20
(0.92)	14.26	18.81		19,702	2.25	(e)	1.85	(e)	(0.93)	32
—	12.90	6.79	†	11,497	2.31	*(e)	1.80	*(e)	(1.06)*	44
(0.27)	16.29	0.04	†	1,046,967	1.51	*(f)	1.51	*(f)	(0.72)*	20	†
(0.37)	16.55	18.20		1,163,661	1.43	(f)	1.43	(f)	(0.78)	20
(0.92)	14.33	19.08		664,770	1.59	(f)	1.59	(f)	(0.61)	32
(0.30)	12.93	4.92		609,424	1.48	(f)	1.48	(f)	(0.61)	44
—	12.63	24.43		461,440	1.51	(f)	1.51	(f)	(0.64)	64
—	10.15	62.14		274,793	1.79	(f)	1.79	(f)	(1.02)	54
(1.09)	11.78	0.68	†	23,184	1.59	*	0.90	*	(0.11)*	35	†
(0.39)	12.76	21.40		24,258	1.58		0.90		(0.28)	58
(0.90)	10.83	7.02		19,119	1.70		0.90		0.10	97
(0.52)	11.07	12.32		16,299	1.83		0.90		0.15	124
—	10.38	3.80	†	11,244	2.89	*	0.90	*	0.01 *	12	†

The accompanying notes form an integral part of these financial statements.

59 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

FINANCIAL HIGHLIGHTS (CONTINUED)

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated. (All information for the periods ended 9/30/14 is unaudited.)

		Income (loss) from Investment Operations					Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)		Net gain (loss) on securities (realized and unrealized)	Total from investment operations		Dividends from net investment income	Distributions from realized gains
Hickory
Six months ended 9/30/2014	57.87	(0.13)		(1.66)	(1.79)		—	(1.45)
2014	50.22	(0.34)		7.99	7.65		—	—
2013	42.53	(0.25)		7.94	7.69		—	—
2012	41.12	(0.26)		1.67	1.41		—	—
2011	31.77	(0.20)		9.55	9.35		—	—
2010	19.72	(0.21)		12.26	12.05		—	—
Balanced
Six months ended 9/30/2014	14.22	(0.01)		0.02	0.01		—	(0.26)
2014	13 58	(0.03)		1.34	1.31		— #	(0.67)
2013	12.39	0.04		1.20	1.24		(0.05)	—
2012	11.74	0.06		0.67	0.73		(0.08)	—
2011	10.59	0.11		1.14	1.25		(0.10)	—
2010	7.71	0.11		2.89	3.00		(0.12)	—
Core Plus Income - Investor Class
Two months ended 9/30/2014(b)	10.00	0.01	(a)	(0.03)	(0.02)		—	—
Core Plus Income - Institutional Class
Two months ended 9/30/2014(b)	10.00	0.02	(a)	(0.04)	(0.02)		—	—
Short-Intermediate Income - Investor Class
Six months ended 9/30/2014	12.49	0.09	(a)	0.01	0.10		(0.16)	—
2014	12.67	0.19	(a)	(0.15)	0.04		(0.22)	—
2013	12.47	0.17	(a)	0.26	0.43		(0.23)	—	#
Eights months ended 3/31/2012(c)	12.51	0.12	(a)	0.02	0.14		(0.18)	—
Short-Intermediate Income - Institutional Class
Six months ended 9/30/2014	12.51	0.11	(a)	0.01	0.12		(0.18)	—
2014	12.68	0.22	(a)	(0.15)	0.07		(0.24)	—
2013	12.48	0.19	(a)	0.26	0.45		(0.25)	—	#
2012	12.39	0.23	(a)	0.13	0.36		(0.27)	—
2011	12.25	0.24		0.19	0.43		(0.29)	—
2010	11.42	0.35		0.84	1.19		(0.36)	—
Nebraska Tax-Free Income
Six months ended 9/30/2014	10.19	0.12		0.04	0.16		(0.12)	—
2014	10.44	0.23		(0.20)	0.03		(0.23)	(0.05)
2013	10.44	0.21		0.01	0.22		(0.21)	(0.01)
2012	10.09	0.25		0.36	0.61		(0.26)	—	#
2011	10.15	0.26		(0.07)	0.19		(0.25)	—
2010	9.94	0.29		0.21	0.50		(0.29)	—
Government Money Market
Six months ended 9/30/2014	1.00	—	^	— ^	—	^	— ^	—
2014	1.00	—	^	— ^	—	^	— ^	—	^
2013	1.00	—	^	— ^	—	^	— ^	—	^
2012	1.00	—	^	— ^	—	^	— ^	—	^
2011	1.00	0.001		— ^	0.001		(0.001)	—	^
2010	1.00	0.002		— ^	0.002		(0.001)	(0.001)

*	Annualized
†	Not Annualized
#	Amount less than $0.01
^	Amount less than $0.001
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on July 31, 2014 (See Note 1)
(c)	Initial offering of shares on August 1, 2011 (See Note 1)

The accompanying notes form an integral part of these financial statements.

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		Ratios/Supplemental Data
					Ratio of expenses to average net assets
Total distributions	Net asset value, end of period	Total Return (%)		Net assets, end of period ($000)	Prior to fee waivers (%)		Net of fee waivers (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover rate (%)

(1.45)	54.63	(3.21	)†	447,970	1.23	*	1.23	*	(0.43	)*	15	†
—	57.87	15.23		517,640	1.22		1.22		(0.62)		30
—	50.22	18.08		432,086	1.26		1.26		(0.62)		32
—	42.53	3.43		330,257	1.27		1.27		(0.64)		38
—	41.12	29.43		322,628	1.27		1.27		(0.61)		67
—	31.77	61.11		206,116	1.29		1.29		(0.79)		61

(0.26)	13.97	0.04	†	122,456	1.09	*	1.09	*	(0.13	)*	7	†
(0.67)	14.22	9.86		126,904	1.10		1.10		(0.20)		36
(0.05)	13.58	10.02		98,105	1.12		1.12		0.30		47
(0.08)	12.39	6.25		88,531	1.14		1.14		0.51		46
(0.10)	11.74	11.84		85,138	1.15		1.15		0.97		47
(0.12)	10.59	39.00		77,969	1.17		1.17		1.14		45

—	9.98	(0.20	)†	3,552	3.62	*	0.85	*	0.76	*	1	†

—	9.98	(0.20	)†	3,789	3.27	*	0.65	*	0.96	*	1	†

(0.16)	12.43	0.36	†	121,487	0.89	*	0.82	*	1.47	*	16	†
(0.22)	12.49	0.35		111,675	0.91		0.81		1.55		36
(0.23)	12.67	3.46		78,418	0.97		0.82		1.36		37
(0.18)	12.47	1.11	†	53,090	1.15	*	0.80	*	1.58	*	44

(0.18)	12.45	0.48	†	1,359,461	0.61	*	0.61	*	1.68	*	16	†
(0.24)	12.51	0.56		1,427,037	0.61		0.61		1.73		36
(0.25)	12.68	3.69		1,424,860	0.62		0.62		1.55		37
(0.27)	12.48	2.93		1,402,505	0.61		0.61		1.84		44
(0.29)	12.39	3.53		1,163,864	0.64		0.64		2.02		38
(0.36)	12.25	10.51		672,025	0.62		0.62		3.17		27

(0.12)	10.23	1.53	†	69,059	0.75	*	0.75	*	2.20	*	1	†
(0.28)	10.19	0.33		70,268	0.73		0.73		2.11		2
(0.22)	10.44	2.02		103,764	0.70		0.70		1.97		14
(0.26)	10.44	6.14		93,589	0.71		0.71		2.43		8
(0.25)	10.09	1.87		89,273	0.73		0.73		2.49		10
(0.29)	10.15	5.07		81,914	0.76		0.75		2.93		13

— ^	1.00	0.01	†	106,690	0.67	*	0.02	*	0.01	*
— ^	1.00	0.01		124,158	0.67		0.03		0.01
— ^	1.00	0.03		107,918	0.70		0.04		0.03
— ^	1.00	0.03		77,367	0.72		0.01		0.03
(0.001)	1.00	0.06		81,912	0.73		0.07		0.06
(0.002)	1.00	0.18		83,363	0.76		0.08		0.11

The accompanying notes form an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2014

(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2014, the Trust had ten series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Core Plus Income Fund (commenced investment operations on July 31, 2014), Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

Only July 31, 2014, the Value and Partners Value Funds divided their outstanding shares whereby the shares held in accounts with balances exceeding $1.0 million were designated Institutional Class shares. All remaining shares, that were not designated as new Institutional Class shares, were renamed Investor Class shares.

Currently the Value, Partners Value, Partners III Opportunity, Core Plus Income and Short-Intermediate Income Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and shareholder servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class. All other Funds offer one class of shares.

The Research Fund was originally organized in April 2005 as a Delaware limited partnership (the “Partnership”). Effective as of the close of business on December 31, 2010, the Partnership was reorganized into a series of the Trust through a tax-free exchange.

The investment objective of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.

The investment objectives of the Balanced Fund are current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of both the Core Plus Income and Short-Intermediate Income Funds is current income consistent with the preservation of capital. Under normal circumstances, the Funds will invest at least 80% of their net assets in fixed income securities such as U.S. Government and agency securities, corporate debt securities and mortgage-backed securities. The Core Plus Income Fund has a more flexible strategy and will typically have a longer portfolio duration.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to sixty days or less.

(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
Investments are carried at value determined using the following valuation methods:

●
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

●
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

●	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

●
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

●	The value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

●	Money market funds are valued at the quoted net asset value, which is $1.00 per share. Short-term securities are valued at amortized cost, which approximates current value.

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●
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

●
Investment securities held by the Government Money Market Fund are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

The Trust has established a Pricing Committee, composed of officers and employees of Weitz Investment Management, Inc., to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.

(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.

(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2014, and have determined that no provisions for income taxes are required in the Funds’ financial statements.

(e) Securities Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Core Plus Income, Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

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(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees and registration fees.

(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Fund Share Transactions

	Six months ended September 30, 2014		Year ended March 31, 2014
	Shares	$ Amount	Shares	$ Amount
Value - Investor Class
Sales	688,224	31,655,051	2,802,640	120,124,813
Redemptions	(2,322,970)	(106,481,118)	(3,787,761)	(158,829,812)
Reinvestment of distributions	896,387	40,686,997	—	—
Net increase (decrease)	(738,359)	(34,139,070)	(985,121)	(38,704,999)

Value - Institutional Class*
Sales	183,304	8,425,363	—	—
Redemptions	(239,815)	(10,996,261)	—	—
Reinvestment of distributions	—	—	—	—
Net increase (decrease)	(56,511)	(2,570,898)	—	—

Partners Value - Investor Class
Sales	1,518,882	50,724,181	5,913,437	181,267,854
Redemptions	(3,015,848)	(101,057,755)	(3,967,534)	(122,202,666)
Reinvestment of distributions	139,795	4,694,316	—	—
Net increase (decrease)	(1,357,171)	(45,639,258)	1,945,903	59,065,188

Partners Value - Institutional Class*
Sales	433,415	14,718,981	—	—
Redemptions	(5,260)	(177,260)	—	—
Net increase (decrease)	428,155	14,541,721	—	—

Partners III Opportunity - Investor Class
Sales	1,084,182	17,837,326	4,689,214	73,771,034
Redemptions	(2,057,560)	(33,704,521)	(1,354,406)	(21,361,679)
Reinvestment of distributions	75,222	1,239,658	68,032	1,086,557
Net increase (decrease)	(898,156)	(14,627,537)	3,402,840	53,495,912

Partners III Opportunity - Institutional Class
Sales	6,967,053	115,650,066	29,052,061	457,337,859
Redemptions	(13,877,652)	(228,396,078)	(6,137,866)	(97,888,939)
Reinvestment of distributions	870,577	14,468,991	1,011,312	16,204,175
Net increase (decrease)	(6,040,022)	(98,277,021)	23,925,507	375,653,095

Research
Sales	73,613	927,103	192,271	2,357,522
Redemptions	(56,057)	(691,913)	(109,832)	(1,314,545)
Reinvestment of distributions	49,271	591,260	54,370	697,835
Net increase (decrease)	66,827	826,450	136,809	1,740,812

Hickory
Sales	428,639	24,426,786	2,417,016	131,447,425
Redemptions	(1,338,020)	(76,195,146)	(2,076,250)	(114,959,584)
Reinvestment of distributions	163,997	9,387,175	—	—
Net increase (decrease)	(745,384)	(42,381,185)	340,766	16,487,841

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	Six months ended September 30, 2014		Year ended March 31, 2014
	Shares	$ Amount	Shares	$ Amount
Balanced
Sales	335,775	4,760,496	2,948,907	40,900,116
Redemptions	(602,177)	(8,480,173)	(1,662,161)	(23,195,529)
Reinvestment of distributions	108,447	1,531,271	410,320	5,691,204
Net increase (decrease)	(157,955)	(2,188,406)	1,697,066	23,395,791

Core Plus Income - Investor Class*
Sales	355,905	3,559,185	—	—
Redemptions	—	—	—	—
Net increase (decrease)	355,905	3,559,185	—	—

Core Plus Income - Institutional Class*
Sales	379,568	3,795,881	—	—
Redemptions	—	—	—	—
Net increase (decrease)	379,568	3,795,881	—	—

Short-Intermediate Income - Investor Class
Sales	2,484,914	31,113,648	6,563,608	82,230,149
Redemptions	(1,734,721)	(21,674,205)	(3,946,341)	(49,424,472)
Reinvestment of distributions	82,584	1,030,252	135,039	1,685,119
Net increase (decrease)	832,777	10,469,695	2,752,306	34,490,796

Short-Intermediate Income - Institutional Class
Sales	11,810,144	148,201,756	38,169,791	479,557,375
Redemptions	(17,694,274)	(221,991,059)	(38,534,041)	(483,736,995)
Reinvestment of distributions	1,020,296	12,750,439	2,088,180	26,101,600
Net increase (decrease)	(4,863,834)	(61,038,864)	1,723,930	21,921,980

Nebraska Tax-Free Income
Sales	227,869	2,338,520	828,402	8,508,953
Redemptions	(394,371)	(4,041,039)	(4,039,268)	(41,743,278)
Reinvestment of distributions	23,872	244,094	167,416	1,704,279
Net increase (decrease)	(142,630)	(1,458,425)	(3,043,450)	(31,530,046)

Government Money Market
Sales	37,085,904	37,085,904	73,244,163	73,244,163
Redemptions	(54,560,197)	(54,560,197)	(57,011,846)	(57,011,846)
Reinvestment of distributions	5,297	5,297	9,215	9,215
Net increase (decrease)	(17,468,996)	(17,468,996)	16,241,532	16,241,532

* Initial offering of shares on July 31, 2014

4) Related Party Transactions
Each Fund has retained Weitz Investment Management, Inc. (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:

Value and Partners Value Funds:

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	0.90%
1,000,000,000	2,000,000,000	0.85%
2,000,000,000	3,000,000,000	0.80%
3,000,000,000	5,000,000,000	0.75%
5,000,000,000		0.70%

Partners III Opportunity Fund:

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%

Research and Hickory Funds:

Greater Than	Less Than or Equal To	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Core Plus Income, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

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The Adviser also provides administrative services, including shareholder administrative services, to each Fund pursuant to agreements which provide that the Funds will pay the Adviser a monthly fee based on the average daily net assets of each respective Fund and/or a fee per account, plus third party expenses directly related to providing such services. The Adviser has contracted with Boston Financial Data Services, Inc. to serve as sub-transfer agent for the Funds.

Prior to July 31, 2014, the Partners III Opportunity and Short-Intermediate Income Funds had Service and Distribution plans which authorized the Funds to pay the Distributor a distribution fee payable monthly equal to 0.25% per annum, of the average daily net assets of each Fund’s respective Investor Class.

Through July 31, 2015, the Adviser has agreed in writing to reimburse the Research and Government Money Market Funds or to pay directly a portion of the Funds’ expenses to the extent that total expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) exceed 0.90% and 0.20%, respectively, of each Fund’s average daily net assets. In addition, for the six months ended September 30, 2014, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.02% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Research and Government Money Market Funds for the six months ended September 30, 2014, were $82,447 and $367,155, respectively.

Through July 31, 2015, the Adviser has agreed in writing to reimburse the Value and Partners Value Funds or to pay directly a portion of each Fund’s expenses to the extent that each Class’ total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) exceed 1.18% and 0.99% of the Investor and Institutional Class shares’ average daily net assets, respectively.

Through July 31, 2015, the Adviser has agreed in writing to reimburse the Core Plus Income Fund or to pay directly a portion of the Fund’s expenses to the extent that each Class’ total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) exceed 0.85% and 0.65% of the Investor and Institutional Class shares’ average daily net assets, respectively.

Through July 31, 2015, the Adviser has agreed in writing to reimburse the Short-Intermediate Income Fund or to pay directly a portion of the Fund’s Investor Class’ expenses to the extent that the Fund’s Investor Class’ total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) exceed 0.85% of the Investor Class shares’ average daily net assets.

The expenses reimbursed by the Adviser for the Value, Partners Value, Partners III Opportunity, Core Plus Income and Short-Intermediate Income Funds for the period ended September 30, 2014 were $19,906; $58,195; $32,202; $16,319; $40,133 for the Investor Class shares and $22,686; $24,766; $0; $16,569; $0 for the Institutional Class shares, respectively.

As of September 30, 2014, the controlling shareholder of the Adviser held approximately 21%, 70%, 11%, 34%, 95%, 57% and 15% of the Partners III Opportunity, Research, Hickory, Balanced, Core Plus Income, Nebraska Tax-Free Income and Government Money Market Funds, respectively.

(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows (in U.S. dollars):

Distributions paid from:	Six months ended Sept. 30, 2014	Year ended March 31, 2014	Six months ended Sept. 30, 2014	Year ended March 31, 2014	Six months ended Sept. 30, 2014	Year ended March 31, 2014	Six months ended Sept. 30, 2014	Year ended March 31, 2014
	Value		Partners Value		Partners III Opportunity		Research
Ordinary income	—	—	—	—	—	—	—	2,502
Long-term capital gains	43,455,185	—	5,353,208	—	20,422,210	23,565,579	2,093,223	697,747
Total distributions	43,455,185	—	5,353,208	—	20,422,210	23,565,579	2,093,223	700,249

	Hickory		Balanced		Short-Intermediate Income		Nebraska Tax-Free Income
Ordinary income	—	—	—	19,132	14,316,253	28,908,825	—	7,894
Tax exempt income	—	—	—	—	—	—	784,413	1,641,061
Long-term capital gains	12,138,675	—	2,313,220	5,814,513	—	—	—	361,341
Total distributions	12,138,675	—	2,313,220	5,833,645	14,316,253	28,908,825	784,413	2,010,296

	Government Money Market
Ordinary income	6,085	11,353

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows (in U.S. dollars):

			Partners III
	Value	Partners Value	Opportunity	Research	Hickory
Undistributed ordinary income	—	—	—	—	—
Qualified late year ordinary loss deferral	(1,605,298)	(1,232,653)	(2,100,771)	(20,107)	(502,802)
Undistributed long-term gains	43,451,096	5,348,938	20,416,234	2,093,222	12,259,532
Net unrealized appreciation (depreciation)	339,155,762	299,871,330	305,518,712	3,778,470	127,692,282
	381,001,560	303,987,615	323,834,175	5,851,585	139,449,012

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		Short-Intermediate	Nebraska Tax-Free	Government
	Balanced	Income	Income	Money Market
Undistributed ordinary income	—	596,238	—	286
Qualified late year ordinary loss deferral	(48,591)	—	—	—
Undistributed tax exempt income	—	—	18,224	—
Undistributed long-term gains	2,311,989	—	—	—
Capital loss carryforwards	—	(110,669)	—	(996)
Post October capital loss deferral	—	—	(1,569)	—
Net unrealized appreciation (depreciation)	18,985,954	35,677,105	2,127,410	—
	21,249,352	36,162,674	2,144,065	(710)

The Value, Partners Value, Partners III Opportunity, Research, Hickory and Balanced Funds elected to defer ordinary losses arising after December 31, 2013. Such losses were treated for tax purposes as arising on April 1, 2014.

The Nebraska Tax-Free Income Fund elected to defer realized capital losses arising after October 31, 2013. Such losses were treated for tax purposes as arising on April 1, 2014.

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The character of the carryforwards are as follows (in U.S. dollars):

	Short-Intermediate Income	Government Money Market
Short term (no expiration)	(110,669)	(996)

(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows (in U.S. dollars):

								Short-	Nebraska
		Partners	Partners III				Core Plus	Intermediate	Tax-Free
	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income
Purchases	135,758,880	86,420,626	226,928,324	8,352,959	53,634,892	6,321,696	3,854,903	200,213,752	651,212
Proceeds	66,971,913	60,406,259	196,885,462	6,997,713	57,839,199	14,995,242	64,863	226,146,966	1,060,000

The cost of investments is the same for financial reporting and Federal income tax purposes for the Value, Hickory, Core Plus Income, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Partners Value, Partners III Opportunity, Research and Balanced Funds is $758,979,733; $786,476,622; $20,428,096 and $109,189,644 respectively.

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows (in U.S. dollars):

								Short-	Nebraska
		Partners	Partners III				Core Plus	Intermediate	Tax-Free
	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income
Appreciation	348,116,504	297,376,843	343,337,441	3,315,467	114,305,882	18,094,645	12,163	34,583,108	2,411,067
Depreciation	(1,219,110)	(2,748,865)	(13,670,921)	(741,759)	(11,761,655)	(369,724)	(36,240)	(6,460,970)	(19,344)
Net	346,897,394	294,627,978	329,666,520	2,573,708	102,544,227	17,724,921	(24,077)	28,122,138	2,391,723

(a) Illiquid and Restricted Securities
The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2014, include the following:

	Acquisition	Partners III
	Date	Opportunity	Hickory
Intelligent Systems Corp.	12/03/91	$2,899,379	$—
LICT Corp.	9/09/96	—	2,228,509
Total cost of illiquid and/or restricted securities		2,899,379	2,228,509
Value at September 30, 2014		3,109,900	4,861,692
Percent of net assets at September 30, 2014		0.3%	1.1%

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(b) Options Written
Transactions relating to options written for the six months ended September 30, 2014, are summarized as follows:

	Partners III Opportunity
	Number of Contracts	$	Premiums
Options outstanding, beginning of period	5,200		4,690,777
Options written	2,350		7,243,519
Options exercised	(1,950)		(3,313,384)
Options expired	(2,000)		(813,511)
Options closed	(3,100)		(4,443,651)
Options outstanding, end of period	500		3,363,750

The locations in the Statements of Assets and Liabilities of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows:

			Fair Value at September 30, 2014
Fund	Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Average Month-End Notional Amount	Gross Notional Amount Outstanding September 30, 2014
Partners III Opportunity	Put options purchased	Investments in securities at value	$2,449,000	$—	$82,400,000	$117,600,000
	Call options written	Options written, at value	—	(3,959,000)	86,600,000	117,600,000

Derivative positions open during the six months and at period end are reflected for each Fund in the table above.

Transactions in derivative instruments during the year ended September 30, 2014, by the Funds, are recorded in the following locations in the Statements of Operations:

Fund	Type of Derivative	Location	Realized Gain (Loss)	Location	Change in Unrealized Gain (Loss)
Partners III Opportunity	Put options purchased	Net realized gain (loss) - unaffiliated issuers	$(3,466,890)	Net unrealized appreciation (depreciation) - unaffiliated issuers	$(155,840)
	Call options written	Net realized gain (loss) - options written	(3,626,109)	Net unrealized appreciation (depreciation) - options written	709,473

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of Shares Held March 31, 2014	Gross Additions	Gross Reductions	Number of Shares Held September 30, 2014	Value September 30, 2014	Dividend Income	Realized Gains/(Losses)
Partners III Opportunity:
Intelligent Systems Corp.†	2,270,000	—	—	2,270,000	$3,109,900	$—	$—

† Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

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(8) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(10) Margin Borrowing Agreement
The Partners III Opportunity Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.655% at September 30, 2014). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $162,510,155, with the broker at September 30, 2014.

The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(11) Concentration of Credit Risk
Approximately 82% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities);

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the company’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

●
Equity securities. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

●
Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

●
Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgagebacked securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

●
U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

●
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-beannounced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

●
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

●
Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 2 of the fair value hierarchy.

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The following is a summary of inputs used, in U.S. dollars, as of September 30, 2014, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category.

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:

Common
Stocks	914,242,921	—	—	914,242,921

Cash
Equivalents	211,718,591	—	—	211,718,591

Total
Investments
in Securities	1,125,961,512	—	—	1,125,961,512

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:

Common
Stocks	789,933,825	—	—	789,933,825

Cash
Equivalents	263,673,886	—	—	263,673,886

Total
Investments
in Securities	1,053,607,711	—	—	1,053,607,711

Partners III Opportunity
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:

Common
Stocks	1,014,880,205	3,109,900	—	1,017,990,105

Exchange
Traded Funds	19,418,000	—	—	19,418,000

Put Options	—	2,449,000	—	2,449,000

Cash
Equivalents	76,286,037	—	—	76,286,037

Total
Investments
in Securities	1,110,584,242	5,558,900	—	1,116,143,142

Liabilities:
Securities
Sold Short	(148,518,200)	—	—	(148,518,200)

Options
Written	—	(3,959,000)	—	(3,959,000)

Research
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:

Common
Stocks	20,750,112	—	—	20,750,112

Cash
Equivalents	2,251,692	—	—	2,251,692

Total
Investments
in Securities	23,001,804	—	—	23,001,804

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:

Common
Stocks	354,080,012	4,861,692	—	358,941,704

Cash
Equivalents	89,790,337	—	—	89,790,337

Total
Investments
in Securities	443,870,349	4,861,692	—	448,732,041

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:

Common
Stocks	64,156,898	—	—	64,156,898

Corporate
Bonds	—	9,975,969	—	9,975,969

Asset-Backed
Securities	—	502,956	—	502,956

Commercial
Mortgage-
Backed
Securities	—	696,809	—	696,809

Mortgage-
Backed
Securities	—	4,251,488	—	4,251,488

U.S Treasury
Notes	—	22,410,037	—	22,410,037

Cash
Equivalents	24,920,408	—	—	24,920,408

Total
Investments
in Securities	89,077,306	37,837,259	—	126,914,565

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Core Plus Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:

Corporate
Bonds	—	2,468,859	—	2,468,859

Convertible
Bonds	—	357,300	—	357,300

Asset-Backed
Securities	—	529,106	—	529,106

Commercial
Mortgage-
Backed
Securities	—	501,515	—	501,515

Mortgage-
Backed
Securities	—	212,398	—	212,398

U.S. Treasury
Notes	—	2,676,272	—	2,676,272

Common
Stocks	202,712	—	—	202,712

Cash
Equivalents	532,809	—	—	532,809

Total
Investments
in Securities	735,521	6,745,450	—	7,480,971

Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:

Corporate
Bonds	—	577,640,260	—	577,640,260

Convertible
Bonds	—	28,251,513	—	28,251,513

Asset-Backed
Securities	—	37,650,972	—	37,650,972

Commercial
Mortgage-
Backed
Securities	—	89,033,176	—	89,033,176

Mortgage-
Backed
Securities	—	406,146,933	—	406,146,933

Taxable
Municipal
Bonds	—	6,676,655	—	6,676,655

U.S. Treasury
and
Government
Agency	—	294,947,280	—	294,947,280

Common
Stocks	22,593,810	—	—	22,593,810

Cash
Equivalents	20,317,090	—	—	20,317,090

Total
Investments
in Securities	42,910,900	1,440,346,789	—	1,483,257,689

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:

Municipal
Bonds	—	66,785,264	—	66,785,264

Cash
Equivalents	1,543,820	—	—	1,543,820

Total
Investments
in Securities	1,543,820	66,785,264	—	68,329,084

Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:

U. S. Treasury	99,997,862	—	—	99,997,862

Money
Market Funds	6,750,926	—	—	6,750,926

Total
Investments
in Securities	106,748,788	—	—	106,748,788

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer. During the six months ended September 30, 2014, there were no transfers between Level 1, Level 2 and Level 3.

During the six months ended September 30, 2014, there were no assets in which significant unobservable inputs (Level 3) were used.

(13) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/14 – 9/30/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 4/01/14	Value 9/30/14	Expense Ratio	4/01/14-9/30/14(1)
Value - Investor Class	Actual	$1,000.00	$1,022.59	1.18%	$5.98
	Hypothetical(2)	1,000.00	1,019.10	1.18	5.97
Value - Institutional Class	Actual(3)	1,000.00	1,015.85	0.99	1.69
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.01
Partners Value - Investor Class	Actual	1,000.00	1,005.89	1.18	5.93
	Hypothetical(2)	1,000.00	1,019.10	1.18	5.97
Partners Value - Institutional Class	Actual(3)	1,000.00	1,000.90	0.99	4.97
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.01
Partners III Opportunity - Investor Class	Actual	1,000.00	998.56	1.80	3.06
	Hypothetical(2)	1,000.00	1,016.00	1.80	9.10
Partners III Opportunity - Institutional Class	Actual	1,000.00	1,000.39	1.51	7.57
	Hypothetical(2)	1,000.00	1,017.45	1.51	7.64
Research	Actual	1,000.00	1,006.79	0.90	4.53
	Hypothetical(2)	1,000.00	1,020.50	0.90	4.56
Hickory	Actual	1,000.00	967.89	1.23	6.07
	Hypothetical(2)	1,000.00	1,018.85	1.23	6.22
Balanced	Actual	1,000.00	1,000.41	1.09	5.47
	Hypothetical(2)	1,000.00	1,019.55	1.09	5.52
Core Plus Income - Investor Class	Actual(3)	1,000.00	998.00	0.85	1.44
	Hypothetical(2)	1,000.00	1,020.75	0.85	4.31
Core Plus Income - Institutional Class	Actual(3)	1,000.00	998.00	0.65	1.10
	Hypothetical(2)	1,000.00	1,021.75	0.65	3.29
Short-Intermediate Income - Investor Class	Actual	1,000.00	1,003.59	0.82	4.12
	Hypothetical(2)	1,000.00	1,020.90	0.82	4.15
Short-Intermediate Income - Institutional Class	Actual	1,000.00	1,004.78	0.61	3.07
	Hypothetical(2)	1,000.00	1,021.95	0.61	3.09
Nebraska Tax-Free Income	Actual	1,000.00	1,015.35	0.75	3.79
	Hypothetical(2)	1,000.00	1,021.25	0.75	3.80
Government Money Market	Actual	1,000.00	1,000.05	0.02	0.10
	Hypothetical(2)	1,000.00	1,024.90	0.02	0.10
(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).

(2)	Assumes 5% total return before expenses.

(3)	Initial shares offered on July 31, 2014. The Beginning Account Value and Expenses Paid are from July 31, 2014 through September 30, 2014.

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OTHER INFORMATION

Proxy Voting Policy

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments.com and (ii) on the SEC’s website at sec.gov.

Form N-Q

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. A list of the Funds’ quarter-end holdings is available on the Funds’ website at weitzinvestments.com within 15 days after the end of each quarter and remains available on the website until the list is updated in the subsequent quarter.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds (other than the Core Plus Income Fund)

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Weitz Investment Management, Inc. (“Weitz Inc.”). The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz Inc., the Board of Trustees requested, and Weitz Inc. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz Inc. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements for each of the Funds in the Trust (other than the Core Plus Income Fund, which is the newest Fund in the Trust, and the adoption of its Management and Investment Advisory Agreement is discussed separately below) at their in-person meeting held on May 22, 2014. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz Inc. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered were: (1) the nature and quality of services performed for the Funds; (2) the costs of providing such services to the Funds; (3) the potential profitability of the relationship between the Funds and Weitz Inc. and its affiliates; (4) comparative information on fees and expenses borne by other similar mutual funds; (5) other competitive factors; and (6) the potential for economies of scale that might be reflected in fee rates or schedules.

With respect to the equity funds managed by Weitz Inc., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund and Hickory Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz Inc.’s investment expertise and the investment strategies utilized by Weitz Inc. with respect to each of the Equity Funds. The Board discussed with management the fact that Weitz Inc. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also took into consideration the fact that the performance results achieved by Weitz Inc. for the Equity Funds was generally favorable on a short-term basis and on a longer-term basis and that Weitz Inc. produced these results in a manner consistent with the stated investment objectives and policies of these Funds. With respect to the Research Fund, the members of the Board took note of the fact that the Fund had commenced operations as a registered investment company as of December 30, 2010 and they therefore also considered the prior performance of the Research Fund for the period during which it was operated as a non-registered privately-offered partnership having the same investment objectives and strategies as the Fund.

In addition, the Board compared expenses of each of the Equity Funds to the expenses of their peers, noting that the expenses for each of the Equity Funds compare favorably with industry averages for other funds of similar size and investment objective. The Board also considered the fact that the advisory fees for each Equity Fund are subject to

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breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders as it permits economies of scale to be realized. The Board also noted that Weitz Inc. had proposed to amend the Investment Advisory Agreements for Value Fund and Partners Value Fund in order to reduce the overall advisory fees on each of these two Funds by revising the breakpoint schedules and lowering the initial and subsequent breakpoints, and the Board took into consideration Weitz Inc.’s undertaking to not reduce the level or quality of the investment management services that are provided to Value Fund and Partners Value Fund as a result of their proposal to reduce the level of their investment management fees for each of these two Funds. In addition, with respect to Value Fund and Partners Value Fund, the Board also took into consideration that Weitz Inc. has entered into a written agreement to limit the total operating expenses of each class of shares of these two Funds through July 31, 2015. They noted the range of investment advisory and administrative services provided by Weitz Inc. to the Equity Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. With respect to the Research Fund, the members of the Board took into consideration the written expense limitation agreement in place for the Research Fund pursuant to which Weitz Inc. has agreed to waive fees and reimburse expenses in order to limit the total operating expenses of the Research Fund through July 31, 2015.

The Board also reviewed matters with respect to the proposed continuation of the Investment Management Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund as well as performance information for the Balanced Fund. Among the factors the Board considered was the overall performance of the Balanced Fund relative to its respective benchmark indices as well as the performance of other funds in the Balanced Fund’s peer group. The Board noted that the performance results achieved by Weitz Inc. for the Balanced Fund were favorable and that Weitz Inc. produced these results in a manner consistent with the stated investment objectives and policies of the Balanced Fund. The Board also discussed with representatives of Weitz Inc. the investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its investment advisory fees. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments. In addition, the Board compared the expenses of the Balanced Fund to its peers, noting that the expenses of the Fund compared favorably with industry averages for other funds of similar size and investment objective. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Balanced Fund were to become more substantial and economies of scale were able to be realized.

The Board then considered each of the fixed income funds managed by Weitz Inc. (other than the Core Plus Income Fund), consisting of the Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (the “Fixed Income Funds”) noting the applicable investment objectives, strategies and fee arrangements for each Fixed Income Fund, and noting Weitz Inc.’s investment expertise and the investment strategies utilized by Weitz Inc. with respect to each of the Fixed Income Funds. Among the factors the Board considered was the overall performance of the Fixed Income Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Fixed Income Funds’ peer group on a long-term basis and over shorter time periods. The Board noted that the performance results achieved by Weitz Inc. for the Fixed Income Funds was favorable on both a short-term and on a long-term basis and that Weitz Inc. produced these results in a manner consistent with the stated investment objectives and policies of each of the Fixed Income Funds. In addition, the Board compared expenses of each Fixed Income Fund to the expenses of its peers, noting that the expenses for each of the Fixed Income Funds compare favorably with industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each of the Fixed Income Funds, the Board discussed with representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each of the Fixed Income Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category. With respect to the Government Money Market Fund, the members of the Board took into consideration the written expense limitation agreement in place for the Fund pursuant to which Weitz Inc. has agreed to waive fees and reimburse expenses in order to limit the total operating expenses of the Fund through July 31, 2015, as well as Weitz Inc.’s voluntary fee waiver arrangement that is in effect with respect to the Fund pursuant to which Weitz Inc. has voluntarily agreed to waive fees and expenses of the Fund in order to further limit the total operating expenses of the Fund. With respect to the Short-Intermediate Income Fund, the members of the Board took into consideration the written expense limitation agreement in place for the Investor Class shares of the Fund pursuant to which Weitz Inc. has agreed to waive fees and reimburse expenses in order to limit the total operating expenses of the Investor Class shares through July 31, 2015. The Board also noted the range of investment advisory and administrative services provided by Weitz Inc. to the Fixed Income Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services.

The Board then considered various factors in addition to the fees, expenses and performance of each of the Funds. The Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. to foster the growth and development of the Funds since the inception of each of the Funds. They also took note of the fact that Weitz Inc. has undertaken to pay from its own resources the distribution expenses of the Funds, including certain of the supermarket platform expenses that are deemed to be distribution related, as well as the increased marketing efforts that Weitz Inc. has continued to undertake for the Funds. The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc., and the financial soundness of Weitz Inc. as demonstrated by the financial information provided and reached a finding that the level of profitability was consistent with relevant industry averages. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing expenses that are borne directly by Weitz Inc. and they also considered the level of profitability without taking into consideration the impact of these marketing costs.

The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, the other types of accounts that they manage, and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz Inc. charges other clients for investment advisory services that are similar to the advisory services provided to certain of the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz Inc. under the Agreements, the Board also took note of the revised administration fees that are payable by the Funds to Weitz Inc. under the terms of the separate Administration Agreements that are applicable to the Funds. In considering the approval of each of the Administration Agreements, the Board members indicated that they had considered various

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factors with respect to the revised administration fees, including the level and amount of these fees and the services provided by Weitz Inc. in connection with the Administration Agreements, in determining the reasonableness of the total fees paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the Administration Agreements are in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Administration Agreements are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board noted that Weitz Securities, Inc. provides useful services to the Funds in a highly effective manner that benefit the Funds and their shareholders. The Board further took into consideration that effective as of July 31, 2014, Weitz Securities, Inc. would no longer be receiving any distribution fees from any of the Funds in connection with its distribution services that it provides for the Funds, and the Board noted that Weitz Inc. has undertaken to bear from its own resources all of the distribution related costs and expenses of the Funds, including the operating expenses of Weitz Securities, Inc.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall performance results of the Funds, the commitment of Weitz Inc. and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration, as well as Weitz Inc.’s willingness to waive fees and/or reimburse expenses of certain of the Funds, as necessary, in order to limit their overall operating expenses. They noted the overall level and quality of the investment advisory, administration and distribution services provided by Weitz Inc. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected management’s overall commitment to the continued successful growth and development of the Funds. The members of the Board also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and Weitz Inc. and the compliance oversight process. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

Factors Considered by the Board of Trustees in Approving the Adoption of the Management and Investment Advisory Agreement for the Core Plus Income Fund with Weitz Investment Management, Inc.

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Trust was required to consider the initial adoption of the Management and Investment Advisory Agreement (the “Agreement”) for the Core Plus Income Fund (the “Fund”) with Weitz Inc. prior to the commencement of operations of the Fund. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the adoption of the Agreement, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the adoption of the Agreement between the Fund and Weitz Inc., the Board of Trustees requested, and Weitz Inc. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided them with information regarding the proposed fees and expenses of the Fund, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Trust and Weitz Inc. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Trust and its operations.

The Board of Trustees met and considered the adoption of the Agreement at an in-person organizational meeting for the Fund held on May 22, 2014. At this meeting, the Board engaged in a thorough review process in connection with determining whether or not to approve the adoption of the Agreement. The Board met during the meeting directly with representatives of Weitz Inc. and reviewed various factors with them concerning the proposed adoption of the Agreement. Among the factors the Board considered were: (1) the nature, extent and quality of the advisory services to be performed for the Fund; (2) the costs of providing such services to the Fund; (3) the potential profitability of the relationship between the Fund and Weitz Inc. and its affiliates; (4) comparative information on fees and expenses borne by other similar mutual funds; (5) other competitive factors; and (6) the potential for economies of scale that might be reflected in fee rates or schedules.

Among the factors the Board considered was the investment expertise and the investment strategies utilized by Weitz Inc. with respect to each of the other fixed income funds managed by Weitz Inc. (the “Other Fixed Income Funds”). The Board took into consideration the fact that the performance results achieved by Weitz Inc. for the Other Fixed Income Funds has been favorable on both a short-term basis and on a longer-term basis and that Weitz Inc. has produced these results in a manner consistent with the stated investment objectives and policies of each of the Other Fixed Income Funds.

In addition, the Board compared the proposed expenses of the Fund to the expenses of its peers, noting that the proposed expenses for the Fund compare favorably with industry averages for other funds of similar projected size and investment objective following the application of proposed expense limitation arrangements. The Board also noted the range of investment advisory and administrative services to be provided by Weitz Inc. to the Fund and the level and quality of these services, and in particular, they noted the quality of the personnel that would be providing these services. The Board also discussed with representatives of Weitz Inc. the investment advisory fee for the Fund, and it was noted that the Fund would not be subject to breakpoints on its investment advisory fee. Weitz Inc. indicated that they would be willing to further review the subject of breakpoints for the Fund with the Board in the future in the event that sufficient assets are accumulated in the Fund that would make economies of scale feasible.

In connection with their consideration of the adoption of the Agreement for the Fund, the Board took into consideration the contractual expense limitation agreements proposed by Weitz Inc. for use with respect to each class of shares of the Fund covering the period from the commencement of operations of the Fund through July 31, 2015, and the Board determined that the contractual expense limitation agreements were beneficial for the Fund and its shareholders.

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The Board then considered various factors in addition to the proposed investment objectives and strategies of the Fund and the proposed fees and expenses of the Fund. The Board took note of the long-term relationship between Weitz Inc. and each of the other Funds in the Trust and the efforts that have been undertaken by Weitz Inc. to foster the growth and development of the Trust since the inception of each of the Funds. They also took note of the fact that the Fund will not be subject to sales charges or Rule 12b-1 fees and that Weitz Inc. intends to conduct marketing efforts on behalf of the Fund out of their own resources. The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Trust, noting the overall financial soundness of Weitz Inc. as demonstrated by the financial information provided and reached a finding that the level of profitability expected to be realized by Weitz Inc. with respect to the Fund was consistent with relevant industry averages.

The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice, while also noting that soft dollar arrangements are generally not applicable to fixed-income investments. The Board took note of the portfolio managers for the Fund, noting their research and investment expertise and experience and their involvement with the Other Fixed Income Funds.

In considering information regarding the investment management fees proposed to be paid by the Fund to Weitz Inc. under the Agreement, the Board also took note of the administrative fees that are proposed to be paid by the Fund to Weitz Inc. under the terms of separate Administration Agreements with Weitz Inc. that are applicable to the Fund. The Board reviewed the proposed fees payable by the Fund under the Administration Agreements and the Board considered the types of administrative services that are expected to be incurred by the Fund and the Board determined that the proposed administrative fees were reasonable and advisable based upon the types of services to be provided. In considering the Fund’s addition to the Administration Agreements, the Board members indicated that they had considered various factors with respect to the administrative fees, including the level and amount of these fees and the services to be provided by Weitz Inc. in connection with the Administration Agreements, in determining the reasonableness of the total fees to be paid by the Fund to Weitz Inc. for the overall level of services that Weitz Inc. will be providing to the Fund and its shareholders. The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., will be providing underwriting and distribution services to the Fund and that Weitz Securities, Inc. receives no compensation for the services that it will be providing to the Fund. The Board noted that Weitz Securities, Inc. is expected to provide useful services to the Fund in a manner that it anticipates will benefit the Fund and its shareholders.

In reaching their conclusion with respect to the adoption of the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the commitment of Weitz Inc. to the successful operation of the Fund, and the proposed level of expenses of the Fund, as being important elements of their consideration, as well as Weitz Inc.’s willingness to contractually agree to waive fees and/or reimburse expenses of the Fund in order to limit the Fund’s overall operating expenses during its initial period of operations. They noted the overall level and quality of the investment advisory, administration and distribution services proposed to be provided by Weitz Inc. and its affiliates to the Fund and they found that these services are expected to benefit the shareholders of the Fund and reflected management’s overall commitment to the anticipated successful growth and development of the Fund. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreement for the Fund are fair and reasonable and the Board voted to adopt the Agreement for an initial one-year period.

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INDEX DESCRIPTIONS

Russell 1000	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

Russell 3000 Value
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500 Value
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended	The Blended Index blends the S&P 500 with the Barclays Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Barclays U.S. Aggregate Bond
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark consisting of Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency) representative of the U.S. dollar-denominated, fixed-rate taxable bond market.

Barclays Intermediate U.S. Government Credit
The Barclays Intermediate U.S. Government/Credit Index (BIGC) is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

CPI + 1%
The CPI + 1% benchmark is created by adding 1% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time.

Barclays 5-Year Municipal Bond	The Barclays 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

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Board of Trustees

Lorraine Chang
John W. Hancock
Thomas R. Pansing, Jr.
Roland J. Santoni
Barbara W. Schaefer
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender

Investment Adviser

Weitz Investment Management, Inc.
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian

Wells Fargo Bank, N.A.

Officers

Wallace R. Weitz, President
John R. Detisch, Vice President, Secretary &
Chief Compliance Officer
Kenneth R. Stoll, Vice President & Chief
Financial Officer
Bradley P. Hinton, Vice President

Distributor

Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent

Weitz Investment Management, Inc.

Sub-Transfer Agent

Boston Financial Data Services, Inc.

NASDAQ symbols:

Value Fund
Investor Class - WVALX
Institutional Class - WVAIX
Partners Value Fund
Investor Class - WPVLX
Institutional Class - WPVIX
Partners III Opportunity Fund
Investor Class - WPOIX
Institutional Class - WPOPX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Core Plus Income Fund
Investor Class - WCPNX
Institutional Class - WCPBX
Short-Intermediate Income Fund
Investor Class - WSHNX
Institutional Class - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically.

Visit us online at weitzinvestments.com.

Simply log in to your account and select “Electronic Delivery.”

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

11/7/14

79 | Q3 2014 SEMI-ANNUAL REPORT | UNAUDITED

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz
 Wallace R. Weitz, President
Date: November 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)* /s/ Wallace R. Weitz
              Wallace R. Weitz, President

Date: November 10, 2014

By: (Signature and Title)* /s/ Kenneth R. Stoll
 Kenneth R. Stoll, Chief Financial
Officer
Date: November 10, 2014

* Print the name and title of each signing officer under his or her signature.